                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT [_]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission only (as permitted by Rule
    14a-6(e)(2)) [X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                      ADVANCED TECHNOLOGY INDUSTRIES, INC.
                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[x]      No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.       Title of each class of securities to which transaction applies: N/A
2.       Aggregate number of securities to which transaction applies: N/A
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A
4.       Proposed maximum aggregate value of transaction: N/A
5.       Total fee paid: N/A

[_]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.       Amount Previously Paid: N/A

2.       Form, Schedule or Registration Statement No.: N/A

3.       Filing Party: N/A

4.       Date Filed: N/A

                      ADVANCED TECHNOLOGY INDUSTRIES, INC.
                          211 MADISON AVENUE, APT. 28B
                              NEW YORK, N.Y. 10016


                                 August 23, 2005

Dear Stockholder:

         You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Advanced Technology Industries, Inc. ("ATI") on Monday, September 26, 2005, 10 a.m., at the Ritz Carlton, 7 Raffles Avenue, Singapore.

         Please vote on all the proposals listed in the enclosed Notice of Annual Meeting of Stockholders. The enclosed Proxy Statement, which we urge you to read carefully, describes each of the proposals in detail. The Board of Directors unanimously supports such proposals and recommends that you vote in favor of each such proposal.

          Accompanying the proxy materials is ATI's Annual Report on Form 10-KSB/A-1 for the fiscal year ended December 31, 2004.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE RESPECTFULLY URGE YOU TO PROMPTLY VOTE YOUR SHARES IN ONE OF THE FOLLOWING WAYS:

         o MARK, SIGN, DATE AND PROMPTLY RETURN your enclosed proxy card in the postage-paid envelope;

         o        USE THE TOLL-FREE TELEPHONE NUMBER shown on your proxy card;
                  or

         o VISIT THE WEBSITE address shown on your proxy card to vote through the Internet.


         Thank you.

                                                     Sincerely,

                                                     /s/ Allan Klepfisz
                                                     -----------------------
                                                     Allan Klepfisz
                                                     Chief Executive Officer

                      ADVANCED TECHNOLOGY INDUSTRIES, INC.
                          211 MADISON AVENUE, APT. 28B
                              NEW YORK, N.Y. 10016


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 26, 2005

         Advanced Technology Industries, Inc., a Delaware corporation ("ATI"), will hold its Annual Meeting of Stockholders on Monday, September 26, 2005 at 10 a.m., at the Ritz Carlton, 7 Raffles Avenue, Singapore, for the following purposes, all as more fully described in the attached Proxy Statement:

1.      To elect the Board of Directors for the coming year;

2. To approve an amendment to the certificate of incorporation of ATI to increase the total authorized shares of common stock from 100,000,000 shares to 800,000,000 shares;

3.      To approve ATI's 2005 Equity Incentive Plan;

4. To ratify the appointment of Marcum & Kliegman LLP as independent public accountants of ATI for the year ending December 31, 2005;

5. To approve the postponement or adjournment of the Annual Meeting of Stockholders, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the amendment to ATI's certificate of incorporation; and

6. To consider and vote upon any other matters that may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on August 22, 2005, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment or postponement thereof.



                                   By Order of the Board of Directors

                                   /s/ Allan Klepfisz
                                   -----------------------
                                   Allan Klepfisz
                                   Chief Executive Officer

                                TABLE OF CONTENTS



ANNUAL MEETING                                                                1
PROPOSAL 1: ELECTION OF DIRECTORS                                             7
PROPOSAL 2: APPROVAL OF AMENDMENT TO OUR CERTIFICATE
                   OF INCORPORATION TO INCREASE THE TOTAL AUTHORIZED
                   SHARES OF COMMON STOCK                                     9
PROPOSAL 3: APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN                       34
PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT
                   PUBLIC ACCOUNTANTS                                        39
OTHER MATTERS                                                                40
PLAN OF OPERATION OF ADVANCED TECHNOLOGY INDUSTRIES, INC.                    40
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
         AND FINANCIAL DISCLOSURE                                            42
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT               43
EXECUTIVE COMPENSATION                                                       44
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                               46
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT                            46
STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING                            47
FINANCIAL STATEMENTS                                                         F-1


EXHIBIT A  CERTIFICATE OF AMENDMENT                                          A-1
EXHIBIT B  2005 EQUITY INCENTIVE PLAN                                        B-1

                      ADVANCED TECHNOLOGY INDUSTRIES, INC.
                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 26, 2005.

This proxy statement and the accompanying proxy card are being furnished to the holders of the voting securities of Advanced Technology Industries, Inc., a Delaware corporation ("we" or "us"), in connection with the solicitation of proxies by our Board of Directors for use in voting at the annual meeting of stockholders to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and any and all adjournments or postponements to this meeting. This proxy statement and the accompanying proxy card are first being mailed or delivered to the holders of our voting securities on or about August 29, 2005.

ANNUAL MEETING

DATE, TIME AND PLACE. The annual meeting is scheduled to be held at the Ritz Carlton, 7 Raffles Avenue, Singapore, on Monday, September 26, 2005, at 10:00 a.m. local time.

PURPOSE OF THE ANNUAL MEETING. At the annual meeting, our stockholders will be asked to consider and vote upon each of the following matters:

1.      To elect the Board of Directors for the coming year;

2. To approve an amendment to our certificate of incorporation to increase the total authorized shares of our common stock from 100,000,000 shares to 800,000,000 shares;

3.      To approve our 2005 Equity Incentive Plan;

4. To ratify the appointment of Marcum & Kliegman LLP as our independent public accountants for the year ending December 31, 2005;

5. To approve the postponement or adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the amendment to our certificate of incorporation; and

6. To consider and vote upon any other matters that may properly come before the annual meeting of stockholders or any adjournment or postponement thereof.

ACQUISITIONS. One of the reasons that we are seeking to increase the total number of authorized shares of our common stock is so that the shares of our Series A Convertible Preferred Stock that we have issued in connection with certain acquisitions that were consummated in December 2004 can be converted into shares of our common stock. See "Proposal 2 Approval of Amendment to our

Certificate of Incorporation to Increase the Total Authorized Shares of Common Stock--Purpose for the Increase in the Authorized Common Stock--Conversion of our Series A Convertible Preferred Stock" beginning on page 10. Under the terms of our certificate of incorporation and applicable law, our Board of Directors had the power to issue shares of our Series A Convertible Preferred Stock in connection with such acquisitions without further authorization by our stockholders. We are not requesting your proxy in connection with the approval of such acquisitions and the outcome of the matters to be considered at our annual meeting will not have an effect on such acquisitions.

         ACQUISITION OF LTDNETWORK, INC. We acquired LTDnetwork, Inc. ("LTDN") on December 15, 2004. LTDN specializes in the development of innovative technologies, software and services for online e-tailers, advertising, media and marketing companies.

         o In connection with such acquisition, we issued to the stockholders of LTDN consideration consisting of 193,336 shares of our Series A Convertible Preferred Stock and warrants to purchase 487,903 shares of Series A Convertible Preferred Stock with an exercise price of $16.33 per share.

         o Assuming all the shares of our Series A Convertible Preferred Stock that were outstanding on December 15, 2004 were converted into shares of our common stock, the aggregate number of shares of our common stock issuable to the former stockholders of LTDN upon the automatic conversion of our shares of Series A Convertible Preferred Stock issued to such stockholders would have represented approximately 43% of our outstanding shares of common stock as of such date, and if all the warrants to purchase shares of our Series A Convertible Preferred Stock that were issued to such stockholders were exercised as of such date, the number of shares of our common stock issuable to such stockholders upon the automatic conversion of all outstanding shares of our Series A Convertible Preferred Stock would have represented approximately 72% of our outstanding shares of common stock as of such date.

         o In connection with such acquisition, we agreed to appoint Allan Klepfisz, Chai Ong and Arie Baalbergen, who were each directors of LTDN, to our Board of Directors.

         o Neither we nor our stockholders recognized any gain or loss for U.S. Federal income tax purposes as a result of such acquisition.

         o Since the former stockholders of LTDN own a majority of our common stock (assuming the conversion of all the shares of our Series A Convertible Preferred Stock and the exercise of all the warrants to purchase shares of our Series A Convertible Preferred Stock, in each case issued to such stockholders) and the former management of LTDN constitutes a majority of our Board of Directors, we have accounted for the acquisition of LTDN as a reverse merger with LTDN as the acquirer of us.

         See "Proposal 2 Approval of Amendment to our Certificate of Incorporation to Increase the Total Authorized Shares of Common Stock--Purpose for the Increase in the Authorized Common Stock--Conversion of our Series A Convertible Preferred Stock--Acquisition of LTDN" beginning on page 11.

         ACQUISITION OF ALFA-PRO PRODUCTS GMBH AND THE INTELLECTUAL PROPERTY OF SCHLATTL GBR. We acquired Alfa-Pro Products GmbH ("Alfa-Pro") and the intellectual property of Schlattl GBR on December 13, 2004. Prior to our acquisition of Alfa-Pro and the intellectual property of Schlattl GBR, neither Alfa-Pro nor Schlattl GBR had any operations or conducted any business. Each such entity existed as a holding company for certain intellectual property rights in connection with approximately 40 potential consumer products developed by the owners of such entities and certain of their family members.

         o In connection with such acquisition, we agreed to issue 43,600 shares of our Series A Convertible Preferred Stock and pay $90,000 in cash to the sole stockholder of Alfa-Pro and issue 6,400 shares of our Series A Convertible Preferred Stock to Schlattl GBR.

         o Assuming all the shares of our Series A Convertible Preferred Stock that were outstanding on December 15, 2004 were converted into shares of our common stock, the aggregate number of shares of our common stock issuable in connection with the acquisition of Alfa-Pro and the intellectual property of Schlattl GBR upon the automatic conversion of the shares of our Series A Convertible Preferred Stock issued in such transaction would have represented approximately 11% of our outstanding shares of common stock as of such date, and if all the warrants to purchase shares of our Series A Convertible Preferred Stock that were issued to the stockholders of LTDN were exercised as of such date, the number of shares of our common stock issuable in such transaction upon the automatic conversion of such shares of Series A Convertible Preferred Stock would have represented approximately 5.3% of our outstanding shares of common stock as of such date.

         o The owners of Schlattl GBR agreed to assign to us any intellectual property developed by such persons for a period of five years and to assist us with the marketing, development and commercialization of such intellectual property and the intellectual property acquired in such transaction.

         o Neither we nor our stockholders recognized any gain or loss for U.S. Federal income tax purposes as a result of the acquisition of Alfa-Pro and the intellectual property of Schlattl GBR.

         o We accounted for the acquisition of Alfa-Pro as a purchase of intangible assets and all of the value attributable to the intangible assets was classified as in-process research and development costs and charged to operations.

         See "Proposal 2 Approval of Amendment to our Certificate of Incorporation to Increase the Total Authorized Shares of Common Stock--Purpose for the Increase in the Authorized Common Stock--Conversion of our Series A Convertible Preferred Stock--Acquisition of Alfa-Pro and the Intellectual Property of Schlattl GBR" beginning on page 25.

RECORD DATE AND SHARES OUTSTANDING. Stockholders of record who owned shares of our common stock or Series A Convertible Preferred Stock at the close of business on August 22, 2005 (the "Record Date") are entitled to notice of and to vote at the annual meeting. As of the Record Date, 91,811,694 shares of our common stock and 224,406 shares of our Series A Convertible Preferred Stock (convertible into 89,762,400 shares of our common stock as of the Record Date) were issued and outstanding. The closing price of our common stock on the OTC Bulletin Board on the Record Date was $0.105 per share.

QUORUM. The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the annual meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. If a quorum is not present at the scheduled time of the annual meeting, the stockholders who are represented may adjourn the annual meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken.

HOW VOTES ARE COUNTED. Each share of our common stock outstanding on the Record Date will be entitled to one (1) vote on each matter submitted to a vote of the stockholders, including the election of directors. Each share of our Series A Convertible Preferred Stock is entitled to a number of votes equal to the number of shares of our common stock into which such share of Series A Convertible Preferred Stock is convertible, on the election of directors and, except as provided by law and by the terms of our Series A Convertible Preferred Stock, on all other matters. In accordance with its terms, our Series A Convertible Preferred Stock is not entitled to vote on Proposal 2, relating to the amendment to our certificate of incorporation to increase the total authorized shares of our common stock. As of the Record Date, each share of our Series A Convertible Preferred Stock was convertible into four hundred (400) shares of our common stock. Accordingly, the holders of our common stock will be entitled to cast an aggregate of 91,811,694 votes, and other than with respect to Proposal 2, the holders of our Series A Convertible Preferred Stock will be entitled to cast an aggregate of 89,762,400 votes. Cumulative voting by stockholders is not permitted.

REQUIRED VOTE. A plurality of the votes cast by the holders of our common stock and the holders of our Series A Convertible Preferred Stock, voting together as a single class, is required for the election of directors (Proposal 1). Abstentions and broker "non-votes" will not be considered in determining whether director nominees have received the requisite number of affirmative votes. A vote of the holders of a majority of the issued and outstanding shares of our common stock is required to amend our certificate of incorporation (Proposal 2). Abstentions and broker "non-votes" will have the effect of a vote "Against" Proposal 2. A majority of the votes present and entitled to vote by the holders of our common stock and the holders of our Series A Convertible Preferred Stock, voting together as a single class, is required to approve the 2005 Equity Incentive Plan (Proposal 3), to ratify the appointment of Marcum & Kliegman LLP as our independent public accountants for the year ending December 31, 2005 (Proposal 4) and to approve the postponement or adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve Proposal 2 (Proposal 5). Abstentions will have the effect of a vote "Against" Proposals 3, 4 and 5, and broker "non-votes", although counted for purposes of determining a quorum, will have the effect of a vote neither for nor against such proposals. Approval of the 2005 Equity Incentive Plan is conditioned upon the approval of the proposal to increase the number of authorized shares. Therefore if the proposal to increase the number of authorized shares is not approved, the proposal to approve the 2005 Equity Incentive Plan will be deemed not to have been approved. This is because the remaining number of shares of our common stock currently authorized for issuance is not sufficient to allow for the grant of awards under the 2005 Equity Incentive Plan.

REVOCABILITY AND VOTING OF PROXIES. Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the annual meeting or at the annual meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

         o by writing a letter delivered to our Chief Executive Officer, Allan Klepfisz, c/o Advanced Technology Industries, Inc., 211 Madison Avenue, Apt. 28B, New York, N.Y. 10016 stating that the proxy is revoked;
         o        by submitting another proxy with a later date; or
         o        by attending the annual meeting and voting in person.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must bring to the annual meeting a proxy, executed in your favor, from the holder of record.

PROXIES AND VOTING PROCEDURES. Shares of our common stock and Series A Convertible Preferred Stock represented by properly executed proxies will be voted at the annual meeting in accordance with the instructions indicated on the proxies, unless the proxies have been revoked. If you return a properly executed proxy without specific voting instructions, your shares of common stock or Series A Convertible Preferred Stock will be voted by the proxy holders FOR the election of each of our nominees as a director and FOR the other proposals set forth herein. If any other matters are properly presented at the annual meeting for consideration, the persons named in the enclosed form of proxy will have the discretion to vote on those matters in accordance with their own judgment to the same extent as the person signing the proxy would be entitled to vote. We do not presently anticipate any other business will be presented for vote at the annual meeting.

All of our stockholders may vote by mail. Registered stockholders who own their shares in their own name and most beneficial stockholders who own shares through a bank or broker also may vote by telephone or Internet. If one of these options is available to you, we strongly encourage you to use it because it is faster and less costly. Please have your proxy card in hand when calling or going online. To vote by mail, please sign, date and mail your proxy card in the envelope provided.

LIST OF STOCKHOLDERS. A list of stockholders entitled to vote at the annual meeting will be available at the annual meeting and for ten days prior to the annual meeting during regular business hours at our chief executive offices located at 211 Madison Avenue, Apt. 28B, New York, N.Y.

COST OF THIS PROXY SOLICITATION. We will pay the costs relating to this proxy statement, the proxy and the annual meeting. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies. They will not receive any additional compensation for the solicitation.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS


NOMINEES FOR DIRECTORS

Our Board of Directors proposes the following four nominees for election as directors at the annual meeting. All nominees have consented to be named in this proxy statement and to serve on our Board. The directors will hold office from election until the next annual meeting, or until their successors are elected and qualified.


NAME                    AGE       TITLE                                                 DIRECTOR SINCE
----                    ---       -----                                                 --------------
Allan Klepfisz           49       President, Chief Executive Officer and Director            2004


James Samuelson          35       Vice President, Chief Financial Officer,                   2004
                                  Secretary and Director

Arie Baalbergen          64       Director                                                   2004

Chai Ong                 55       Director                                                   2004

The business experience, principal occupations and employment, as well as periods of service, of each of our directors and executive officers during the last five years are set forth below.

Allan Klepfisz joined us as our President, Chief Executive Officer and a Director on December 15, 2004. Mr. Klepfisz was appointed to our Board of Directors in connection with our acquisition of LTDN. Between August 1999 and March 2000, Mr. Klepfisz was involved in the formation of LTDN. Since March 2000, Mr. Klepfisz has served as the Chief Executive Officer and a director of LTDN.

James Samuelson joined us as our Vice President, Chief Financial Officer and Secretary in February 2000. Mr. Samuelson was appointed to our Board of Directors in August 2004. Mr. Samuelson also served as an officer and director of our former affiliate, Nurescell Inc., until March 2003.

Arie Baalbergen joined us as a Director on December 15, 2004. Mr. Baalbergen was appointed to our Board of Directors in connection with our acquisition of LTDN. Between August 1999 and March 2000, Mr. Baalbergen was involved in the formation of LTDN. Since March 2000, Mr. Baalbergen has served as the Chief Financial Officer and a director of LTDN.

Chai Ong joined us as a Director on December 15, 2004. Mr. Ong was appointed to our Board of Directors in connection with our acquisition of LTDN. Since 2001, Mr. Ong has served as a director of LTDN. During 2000 and 2001, Mr. Ong served as the Vice President, Corporate Finance of LTDN.

STOCKHOLDER APPROVAL OF BOARD OF DIRECTORS

A plurality of the votes cast by the holders of our common stock and the holders of our Series A Convertible Preferred Stock, voting together as a single class, is required for the election of directors. Abstentions and broker "non-votes" will not be considered in determining whether director nominees have received the requisite number of affirmative votes.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

Our Board of Directors unanimously recommends a vote "FOR" each of the nominees named herein for election as directors. We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the election of all the nominees listed above. If unforeseen circumstances (such as death or disability) make it necessary for our Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. Our Board of Directors does not presently anticipate that any nominee will be unable to serve.

BOARD MEETINGS AND COMMITTEES OF OUR BOARD

Including unanimous written actions of our Board, our Board of Directors met 8 times in 2004. No incumbent director attended less than 75% of the total number of all meetings of our Board during the period such person has been a director.

Our Board of Directors does not have a standing Audit Committee, Compensation Committee or Nominating Committee. Our entire Board of Directors acts as the Nominating Committee, which permits all directors to participate in the process. Due to our small size and the small size of our Board of Directors, our Board does not believe we would derive any significant benefit from a separate Nominating Committee. None of the members of our Board are "independent" as defined in the NASD listing standards. We do not have a Nominating Committee charter.

Our Board does not have a written policy or charter regarding how director candidates are evaluated or nominated for our Board. Additionally, our Board has not created particular qualifications or minimum standards that the candidates for our Board must meet. In recommending director candidates in the future, our Board intends to take into consideration such factors as it deems appropriate based on our current needs. These factors may include diversity, age, skills, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background, and other Board members' experience and business background, whether such candidate would be considered "independent", as such term is defined in the NASD listing standards, as well as the candidate's ability to devote the required time and effort to serve on our Board.

Our Board will consider for nomination by our Board director candidates recommended by our stockholders. The name, together with the business experience and other relevant background information of a candidate, should be sent to our Chief Executive Officer. The process for determining whether to nominate a director candidate put forward by a stockholder is the same as that used for reviewing candidates submitted by directors.

We have not, to date, implemented a policy or procedure by which our stockholders can communicate directly with our directors. Due to our small size and our limited resources, we believe that this is appropriate.

Our Board of Directors encourages, but does not require, its directors to attend our annual meeting of stockholders.

DIRECTOR COMPENSATION

Directors who are also our employees receive no compensation for serving on our Board or committees. In February 2005 we issued 380,952 shares of our common stock to Chai Ong, one of our directors, in connection with consulting services provided to us by Mr. Ong.

                                 PROPOSAL NO. 2

          APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO
              INCREASE THE TOTAL AUTHORIZED SHARES OF COMMON STOCK

GENERAL

Our Board of Directors has proposed to amend our certificate of incorporation (the "Certificate of Amendment") for the purpose of increasing the number of authorized shares of our common stock from one hundred million (100,000,000) shares to eight hundred million (800,000,000) shares. A copy of the proposed Certificate of Amendment is attached as Appendix A to this proxy statement. If the Certificate of Amendment is approved at the annual meeting, we intend to promptly file the Certificate of Amendment with the Delaware Secretary of State.

As of the Record Date, there were 91,811,694 shares of our common stock and 224,406 shares of our Series A Convertible Preferred Stock issued and outstanding (convertible into 89,762,400 shares of our common stock as of the Record Date). In addition, 31,716 shares of our Series A Convertible Preferred Stock are issuable to stockholders of LTDN who have not returned a letter of transmittal in connection with our acquisition of LTDN. We also have reserved for possible future issuance 2,712,777 shares of our common stock and 487,903 shares of our Series A Convertible Preferred Stock (convertible into 195,161,200 shares of our common stock as of the Record Date), each in connection with outstanding options and warrants.

The additional shares of our common stock for which authorization is sought herein would be part of our existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of our common stock presently outstanding. Holders of our common stock are entitled to receive such dividends as our Board of Directors may declare from time to time out of funds legally available for the payment of dividends. In the event of a liquidation, dissolution or winding up of us, the holders of our common stock are entitled to share ratably in all assets distributed. Holders of our common stock have no redemption, preemptive or other subscription rights and are not subject to further calls or assessments.

PURPOSE FOR THE INCREASE IN THE AUTHORIZED COMMON STOCK

      CONVERSION OF OUR SERIES A CONVERTIBLE PREFERRED STOCK

         GENERAL

In connection with our acquisition of LTDN, which was consummated on December 15, 2004, we issued to the stockholders of LTDN consideration consisting of 193,336 shares of our Series A Convertible Preferred Stock and warrants to purchase 487,903 shares of our Series A Convertible Preferred Stock. The terms of our Series A Convertible Preferred Stock provide that each share of our Series A Convertible Preferred Stock will automatically convert into 400 shares of our common stock upon the filing of the Certificate of Amendment with the Delaware Secretary of State. While the holders of our Series A Convertible Preferred Stock will vote with the holders of our common stock on all matters on an as converted basis, such holders of our Series A Convertible Preferred Stock will not be entitled to vote on the approval of the Certificate of Amendment. The terms of our Series A Convertible Preferred Stock also provide that the holders thereof will receive dividends on an as converted basis to the extent we declare a dividend with respect to our common stock. In addition, upon any liquidation, dissolution or winding up of us, the holders of our Series A Convertible Preferred Stock will receive any distribution on an as converted basis. We agreed in connection with such acquisition that we would call a meeting of our stockholders to seek approval of the Certificate of Amendment. Under the terms of our certificate of incorporation and applicable law, our Board of Directors had the power to issue shares of our Series A Convertible Preferred Stock for such purpose and for such consideration as our Board of Directors determined to be appropriate, without further authorization by our stockholders. Our Board of Directors believed that it was in our best interest to issue shares of our Series A Convertible Preferred Stock in connection with consummating the LTDN acquisition prior to seeking approval from our stockholders to increase our authorized common stock. Our Board of Directors believed that any further delay in consummating the LTDN acquisition would have adversely affected our ability to raise funds for our operations and product development. Assuming the Certificate of Amendment had been approved on December 15, 2004 and taking into account the shares of Series A Convertible Preferred Stock issued prior to such date in connection with the acquisition of Alfa-Pro and the intellectual property of Schlattl GBR as described below, the aggregate number of shares of our common stock issuable to the former stockholders of LTDN upon the automatic conversion of the shares of our Series A Convertible Preferred Stock issued to such stockholders would have represented approximately 43% of our outstanding shares of common stock as of such date, and if all the warrants to purchase shares of our Series A Convertible Preferred Stock that were issued to such stockholders were exercised as of such date, the number of shares of our common stock issuable to such stockholders upon the automatic conversion of all outstanding shares of our Series A Convertible Preferred Stock would have represented approximately 72% of our outstanding shares of common stock as of such date.

We have agreed to file a registration statement with the Securities and Exchange Commission relating to the resale of the shares of our common stock issuable upon conversion of our Series A Convertible Preferred Stock issued to the stockholders of LTDN within 90 days following the date the Certificate of Amendment is filed with the Delaware Secretary of State. In addition, we have agreed to use our reasonable efforts to cause such registration statement to be declared effective within 180 days following the date the Certificate of Amendment is filed with the Delaware Secretary of State. In the event that the Certificate of Amendment is not filed by December 15, 2005, we have agreed to register the shares of our Series A Convertible Preferred Stock issued to the stockholders of LTDN.

We have also issued shares of our Series A Convertible Preferred Stock for other acquisitions and for other corporate purposes. In connection with our acquisition of Alfa-Pro from its stockholder, which was consummated on December 13, 2004, we issued to such stockholder 43,600 shares of our Series A Convertible Preferred Stock. In connection with our acquisition of certain intellectual property rights from Schattl GBR, which was consummated on December 13, 2004, we issued to Schattl GBR 6,400 shares of our Series A Convertible Preferred Stock. Assuming the Certificate of Amendment had been approved on December 15, 2004 and taking into account the shares of Series A Convertible Preferred Stock and warrants to purchase such shares of Series A Convertible Preferred Stock issued on such date in connection with the acquisition of LTDN, the aggregate number of shares of our common stock issuable in connection with the acquisition of Alfa-Pro and the intellectual property of Schlattl GBR upon the automatic conversion of the shares of our Series A Convertible Preferred Stock issued in such transaction would have represented approximately 11% of our outstanding shares of common stock as of such date, and if all the warrants to purchase shares of our Series A Convertible Preferred Stock that were issued to the stockholders of LTDN were exercised as of such date, the number of shares of our common stock issuable in such transaction upon the automatic conversion of such shares of Series A Convertible Preferred Stock would have represented approximately 5.3% of our outstanding shares of common stock as of such date. In February 2005, we issued 10,536 shares of our Series A Convertible Preferred Stock to a former consultant in connection with the settlement of certain claims with respect to such consultant's consulting agreement. In April 2005, we issued 375 shares of our Series A Convertible Preferred Stock as a finder's fee relating to certain of our financings. In August 2005 we issued 1,875 shares of our Series A Convertible Preferred Stock to one of our lenders in connection with certain amendments to the debt instruments evidencing such lender's loan.

If the Certificate of Amendment is approved and all the warrants to purchase shares of our Series A Convertible Preferred Stock are exercised, then we would be obligated to issue 297,610,000 shares of our common stock upon the conversion of all of the shares of our Series A Convertible Preferred Stock and the exercise of such warrants.

         ACQUISITION OF LTDN

                  BACKGROUND OF THE ACQUISITION OF LTDN. Since we are a development stage company and our efforts have been primarily devoted to technology identification and acquisition, research and development and capital raising, our Board of Directors has frequently reviewed and discussed our business, strategic direction, performance and prospects and the competitive landscape in the markets in which we contemplate developing products. Our Board has also at times discussed with our management various potential strategic alternatives involving possible acquisitions or business combinations that could enhance our strategic position and our ability to raise funds for our operations.

In August, 2002, representatives of Morgan Schiff & Co. Inc. contacted Kurt Seifman, who at the time was our principal stockholder, about a potential transaction between us and LTDN. From the end of August until the middle of October, Mr. Seifman and members of our management had discussions on several occasions with management of LTDN about a possible transaction and the business plans of the two companies. Given that our Board of Directors only consisted of two members, throughout the entire process described below such directors had numerous conversations between themselves outside of official board meetings concerning the state of our negotiations with LTDN.

On October 16, 2002, we entered into a letter of intent with LTDN pursuant to which we agreed to engage in a transaction in which LTDN or its stockholders would acquire at least 51% of our common stock in consideration for the assets of LTDN including at least $5,000,000 in cash, less any amounts loaned by LTDN to us prior to the consummation of the acquisition. The form of the acquisition was to be determined at a later date and the exact number of shares to be issued to LTDN was subject to the outcome of further diligence to be performed by LTDN. LTDN also agreed to loan us funds for our operations, which loans were contemplated to be secured by certain of our patents or shares of our common stock. In addition, we, Mr. Seifman and an entity controlled by Mr. Seifman agreed not to engage in any activity involving a sale of us while such letter of intent was in effect. The termination date of such letter of intent was April 1, 2003.

Over the next six weeks, LTDN conducted due diligence on our products that were under development and our financial condition. LTDN determined that in order to invest further resources in additional diligence, it wanted a break-up fee in the event we determined not to engage in, or were unable to engage in, a transaction with LTDN. On November 27, 2002 we and LTDN amended the letter of intent pursuant to which we agreed to assign to LTDN our patent rights to our resealable beverage can as a break-up fee. This break-up fee was not payable in the event LTDN did not provide us loans in an aggregate amount of at least $500,000 by January 31, 2003 and an aggregate amount of $1,000,000 by March 10, 2003 or LTDN determined not to, or was unable to, consummate a transaction with us. On November 27, 2002 we also entered into a Pledge and Security Agreement with LTDN pursuant to which we agreed to provide a security interest in the patent rights for our resealable beverage can to secure amounts already loaned to us by LTDN and for future loans. In the event LTDN were to loan us more than $500,000 we agreed to pledge additional patents and a certain number of shares of our common stock to secure such additional amount.

Over the next four months LTDN continued to conduct due diligence on us and we conducted due diligence with respect to the operations of LTDN. Since the letter of intent was scheduled to terminate on April 1, 2003, in the middle of March 2003 we began discussions with LTDN regarding extending such termination date. On March 31, 2003, we entered into an amendment to the letter of intent providing for a termination date of July 1, 2003. In addition, such amendment revised the conditions under which the break-up fee would not be payable. Such amendment provided that such break-up fee would not be payable in the event LTDN did not provide us loans in an aggregate amount of at least $500,000 by April 30, 2003 and an aggregate amount of $1,000,000 by June 30, 2003 or LTDN determined not to, or was unable to, consummate a transaction with us. The requirement that LTDN provide $1,000,000 by June 30, 2003 was conditioned on our having converted a certain amount of indebtedness that we owed to creditors into our common stock. Also, during this four month period, Allan Klepfisz and Chai Ong began providing assistance to us with respect to the development, marketing and commercialization of our products. In addition, LTDN was engaged in fund raising in order for it to meet its obligations under the letter of intent to invest an aggregate of $5,000,000 in us. By December 15, 2002, LTDN had loaned approximately $250,000 to us, by January 31, 2003, approximately $500,000 and by March 31, 2003, approximately $655,611.

In early April of 2003, our legal counsel distributed a first draft of a Merger Agreement to LTDN and its counsel. During April, May and early June, we and LTDN negotiated the terms of the Merger Agreement with the assistance of our respective counsel. Mr. Seifman also participated in such negotiations. In addition, during such period we and LTDN continued to perform due diligence on each other and Mr. Klepfisz and Mr. Ong continued to assist us with our operations.

On June 14, 2003 our Board of Directors participated in a telephonic board meeting in order to discuss the terms of the proposed Merger Agreement. James Samuelson, our Chief Financial Officer, and our legal counsel also participated in such call. Our legal counsel reviewed the fiduciary duties of our Board and summarized the material terms of the proposed Merger Agreement. Following a discussion of the benefits and the risks of entering into the proposed Merger Agreement, our Board of Directors unanimously adopted the resolutions relating to the proposed Merger Agreement.

On June 18, 2003, we entered into a Merger Agreement with LTDN pursuant to which it was contemplated that a newly formed subsidiary of ours would be merged with and into LTDN, and LTDN would become a wholly-owned subsidiary of ours. As a result of such merger, stockholders of LTDN would receive in exchange for such stockholders shares of common stock of LTDN, such number of shares of our common stock such that after the issuance of such shares of our common stock, such stockholders of LTDN would own in the aggregate at least 58% of the outstanding shares of our common stock. Such percentage of shares of our common stock to be issued to the stockholders of LTDN could be increased to up to 72% of the outstanding shares of our common stock depending on the amount of cash on LTDN's balance sheet and the existence of certain of our liabilities, in each case at the time of such merger. The consummation of such merger was contingent upon the approval and adoption by our stockholders of an amendment to our certificate of incorporation to increase our authorized capital stock, the approval and adoption of the Merger Agreement by LTDN's stockholders, the conversion of certain of our indebtedness into our common stock, LTDN having at least $5,000,000 on its balance sheet at the time of such merger (less any funds loaned by LTDN to us prior to such merger), the effectiveness of a registration statement registering the shares of our common stock to be issued to the stockholders of LTDN and other conditions set forth in the Merger Agreement. We anticipated consummating such merger prior to October 31, 2003.

Through June 18, 2003, LTDN had loaned to us approximately $965,000. On June 19, 2003 we entered into a conversion agreement with LTDN pursuant to which LTDN converted $800,000 of the amount it had loaned to us into 8,000,000 shares of our common stock. In addition, LTDN released the security interest in certain of our patents that were securing the loans from LTDN to us.

During the next four months, LTDN continued to raise funds and we began discussions with certain of our creditors to convert the indebtedness we owed to such creditors into our common stock. Mr. Klepfisz and Mr. Ong assisted us in connection with such negotiations and continued to assist us in connection with our operations and our acquisitions of other intellectual property.

Both the fund raising by LTDN and our negotiations with certain of our creditors to convert such creditors indebtedness into our common stock was more time consuming than either us or LTDN had originally anticipated. In September 2003 we and LTDN recognized that we would be unable to consummate the contemplated merger by October 31, 2003. In order to speed the process, in early November we began discussing with LTDN a proposal to issue convertible preferred stock to the stockholders of LTDN in a private placement and providing such stockholders with registration rights with respect to the shares of our common stock underlying such convertible preferred stock. Our Board of Directors determined to lead the negotiations with LTDN and therefore Mr. Seifman did not participate in these or any further negotiations concerning our acquisition of LTDN.

During the next nine months, we continued to negotiate with our creditors to convert such creditors indebtedness and LTDN continued to raise funds both for its own operations and to raise enough funds to satisfy its closing conditions under the Merger Agreement. In November 2003, LTDN agreed to convert $125,000 of the indebtedness owed by us to it into 1,250,000 shares of our common stock. Through late March 2004 LTDN had loaned to us approximately $1,210,000, including amounts previously converted into shares of our common stock. On March 26, 2004, LTDN agreed to convert $130,000 of the indebtedness owed by us to it into 1,300,000 shares of our common stock. Also during this nine month period, Mr. Klepfisz and Mr. Ong spent significant amounts of time assisting us in our negotiations with our creditors, the development, marketing and commercialization of our products, potential acquisitions and our general operations. In connection with such assistance, on July 8, 2004 we entered into consulting agreements with each of Mr. Klepfisz and Mr. Ong providing for the issuance to Mr. Klepfisz of 2,337,500 shares of our common stock and the issuance to Mr. Ong of 1,700,000 shares of our common stock. Such shares of our common stock were in consideration for the consulting services provided by Mr. Klepfisz and Mr. Ong prior to July 8, 2004 and for services to be rendered following such date and prior to the acquisition by us of LTDN.

In late July 2004, we again began discussing with LTDN the possibility of issuing to the stockholders of LTDN certain of our securities in a private placement. Such discussions also included deleting the condition to closing that LTDN invest at least $5,000,000 in us. As a result it was contemplated that the stockholders of LTDN would receive fewer shares of our common stock based on the actual amounts invested by LTDN at the time of closing. Given the difficulty of raising funds, we believed that these amendments would permit us to consummate the acquisition of LTDN on an expedited basis. We believed that we would have more success raising funds as a combined company and that our management and the management of LTDN could devote more time to the development, marketing and commercialization of our combined intellectual property portfolio rather than the acquisition process. Our counsel provided a draft of an Amended and Restated Merger Agreement reflecting such proposal to counsel for LTDN. Over the following three weeks, we negotiated the terms of such Amended and Restated Merger Agreement with LTDN.

On August 11, 2004, our Board of Directors participated in a telephonic board meeting in order to discuss the terms of the proposed Amended and Restated Merger Agreement. Our legal counsel also participated in such call. Our legal counsel reviewed the fiduciary duties of our Board and summarized the material terms of the proposed Amended and Restated Merger Agreement. Following a discussion of the benefits and the risks of entering into the proposed Amended and Restated Merger Agreement, our Board of Directors unanimously adopted the resolutions relating to the proposed Amended and Restated Merger Agreement.

On August 11, 2004, we entered into the Amended and Restated Merger Agreement with LTDN. The Amended and Restated Merger Agreement provided that the LTDN stockholders would receive shares of our Series A Convertible Preferred Stock and warrants to purchase shares of such Series A Convertible Preferred Stock. It was contemplated that the number of shares of Series A Convertible Preferred Stock and warrants to purchase shares of such Series A Convertible Preferred Stock to be issued to the stockholders of LTDN would, assuming all such warrants were exercised and that all such Series A Convertible Preferred Stock were converted into shares of our common stock, result in the stockholders of LTDN owning approximately 72% of the outstanding shares of our common stock. The ratio of the number of shares of our Series A Convertible Preferred Stock to warrants to purchase shares of our Series A Convertible Preferred Stock be issued in the Merger would be determined on the closing date of such merger based on a number of factors described in the Amended and Restated Merger Agreement, but primarily based on the amount of funds LTDN had invested in us prior to such closing date. In addition, the stockholders of LTDN would receive registration rights with respect to the shares they would receive in such merger.

Over the next four months, LTDN sought the written consent of a majority of its stockholders to approve the Amended and Restated Merger Agreement. In addition, LTDN continued to raise funds.

In early December 2004, LTDN initiated a discussion with us concerning amending the Amended and Restated Merger Agreement to provide the LTDN stockholders with more shares of our Series A Convertible Preferred Stock as a result of the pending commercialization of certain products developed by LTDN. Our Board of Directors determined that such products had a higher probability of commercialization than contemplated in August 2004 and agreed to amend the Amended and Restated Merger Agreement. However, the total number of shares of our common stock that would be issued to the stockholders if all the Series A Convertible Preferred Stock were converted into our common stock and the warrants to purchase shares of our Series A Convertible Preferred Stock were exercised would not exceed 72% of the outstanding shares of our common stock as contemplated by the Amended and Restated Merger Agreement executed in August 2004.

On December 13, 2004, our Board of Directors participated in a telephonic board meeting in order to discuss the terms of the proposed amendment to the Amended and Restated Merger Agreement. Our legal counsel also participated in such call. Our legal counsel summarized the material terms of such proposed amendment. Following a discussion of the benefits and the risks of entering into such proposed amendment, our Board of Directors unanimously adopted the resolutions relating to such proposed amendment and executed an unanimous written consent to that effect.

On the morning of December 15, 2004, we executed such amendment and later that day we consummated our acquisition of LTDN by filing a certificate of merger with the Delaware Secretary of State.

                  REASONS FOR THE ACQUISITION OF LTDN. In connection with the acquisition of LTDN our Board of Directors reviewed and discussed the transaction with our management in determining that such acquisition was in the best interests of our stockholders. In reaching its conclusion to approve the acquisition of LTDN, our Board of Directors considered a number of factors, including the following:

         o our Board's understanding of, and discussions with our management regarding, our business, operations, management, financial condition and prospects, and the risks and benefits of obtaining alternative financing and the timing of commercializing our products that were under development;

         o that a component of the acquisition of LTDN provided that LTDN would either provide funds to us prior to the closing for purposes of our operations or have a certain amount of funds available for our use at the closing;

         o that we considered other strategic alternatives and conducted a search for additional financing;

         o that the products being developed by LTDN had a higher likelihood of reaching a viable commercial stage prior to our products then under development reaching such a stage;

         o that the combined companies would more easily be able to access financing given the increased number of products that we may be able to market;

         o that the management team of LTDN would join our management team and as result bring industry experience, management skills and focused leadership to help foster the growth of our business; and

         o that the consideration for the acquisition of LTDN consisted solely of our stock and did not require us to raise any funds in connection with such acquisition.

         The discussion of the information and factors considered by our Board is not exhaustive, but includes all material factors considered by our Board. In view of the wide variety of factors considered in connection with its evaluation of the acquisition of LTDN and the complexity of these matters, our Board of Directors did not consider it practical to, nor did it attempt to, quantify, rank or otherwise assign relative weights to specific factors that it considered in reaching its decision. The Board evaluated the factors described above, including discussions with management, and reached the decision that the acquisition of LTDN was in the best interests of our stockholders. In considering the factors described above, individual members of our Board of Directors may have given different weights to different factors. Our Board of Directors considered these factors as a whole, and overall considered them to be favorable to, and to support, its determination. Our Board did not engage a third party to provide a report, opinion or appraisal in connection with the acquisition of LTDN. Since we are a development stage company and our principal activities include identifying, reviewing and assessing technologies for their commercial applicability and potential, our Board determined that our management was uniquely qualified to evaluate such acquisition. In addition, due to our size and our limited resources we did not believe that it would be cost effective to pay a third party for any such advice.

                  REGULATORY APPROVALS. There were no governmental consents or approvals that were required prior to our acquisition of LTDN.

                  ACCOUNTING TREATMENT. Since the former stockholders of LTDN own a majority of our common stock (assuming the conversion of all the Series A Convertible Preferred Stock and the exercise of all the warrants to purchase shares of our Series A Convertible Preferred Stock, in each case issued to such stockholders) and the former management of LTDN constitutes a majority of our Board of Directors, we have accounted for the acquisition of LTDN as a reverse merger with LTDN as the acquirer of us.

                  MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES. The acquisition of LTDN was intended to qualify as a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code. As a result, neither we nor our stockholders recognized any gain or loss as a result of such acquisition.

                  MERGER AGREEMENT. The following is a summary of the merger agreement in connection with the acquisition of LTDN.

         STRUCTURE. The merger agreement provided that LTDN would merge with and into a wholly owned subsidiary of ours. Such wholly owned subsidiary survived the merger as a wholly owned subsidiary of ours.

         MERGER CONSIDERATION. Pursuant to the terms of the merger, we initially issued to the stockholders of LTDN consideration consisting of 207,889 shares of our Series A Convertible Preferred Stock and warrants to purchase 473,350 shares of Series A Convertible Preferred Stock with an exercise price of $16.33 per share.

As part of the merger, 10,394 shares of our Series A Convertible Preferred Stock and warrants to purchase 23,668 shares of Series A Convertible Preferred Stock were held in escrow pending the receipt of a statement, certified by the accountants of LTDN, setting forth the amount of liabilities and cash on LTDN's balance sheet as of the closing date. If the sum of such cash and liabilities were less than such amount certified by LTDN's officers on the closing date, then based on such difference a certain number of the shares of our Series A Convertible Preferred Stock held in escrow would be cancelled, and a number of additional newly issued warrants equal to such cancelled shares of our Series A Convertible Preferred Stock, all the remaining escrowed shares of our Series A Convertible Preferred Stock not so cancelled and all the escrowed warrants would be issued to the stockholders of LTDN. If the sum of such cash and liabilities were greater than the amount certified by LTDN's officers on the closing date, then based on such difference additional shares of our Series A Convertible Preferred Stock would be issued to the stockholders of LTDN, a number of warrants equal to such number of issued shares of our Series A Convertible Preferred Stock would be cancelled and any remaining escrowed warrants not so cancelled and all escrowed shares of our Series A Convertible Preferred Stock would be issued to the stockholders of LTDN. In June of 2005 we completed the purchase price adjustment process. As a result of such adjustment we adjusted the merger consideration such that we issued 193,336 shares of our Series A Convertible Preferred Stock and warrants to purchase 487,903 shares of Series A Convertible Preferred Stock to the former stockholders of LTDN.

         REPRESENTATIONS AND WARRANTIES. We made customary representations and warranties in the merger agreement, including but not limited to representations and warranties relating to:

         o        our corporate existence, capital structure and subsidiaries;

         o        our authorization to enter into the merger agreement;

         o absence of violations of our charter documents, applicable laws and certain contracts as a result of the execution, delivery or performance of the merger agreement;

         o        governmental filings required in connection with the merger;

         o the accuracy and completeness of our filings with the Securities and Exchange Commission, including our financial statements;

         o litigation, licenses, compliance with law and undisclosed liabilities;

         o tax matters, employee benefit plans, employment matters and intellectual property;

         o the conduct of our business in the ordinary course and the absence of any material adverse change since March 31, 2004;

         o material contracts, real property and transactions with affiliates; and

         o state takeover statutes and our Board of Directors' approval of the merger agreement.

Some of the representations and warranties made by us were qualified by a material adverse effect standard. A material adverse effect for purposes of our representations and warranties meant a material adverse effect on the business, operations, assets, liabilities, financial condition or results of operations of us and our subsidiaries other than a material adverse effect arising as a result of changes in the general economic conditions in any of the countries in which we or our subsidiaries operate or the industries in which we or our subsidiaries operate or resulting from the announcement of the merger agreement.

The merger agreement contained customary representations and warranties made by LTDN, including but not limited to representations and warranties relating to:

         o        its corporate existence, capital structure and subsidiaries;

         o        its authorization to enter into the merger agreement;

         o absence of violations of its charter documents, applicable laws and certain contracts as a result of the execution, delivery or performance of the merger agreement;

         o        governmental filings required in connection with the merger;

         o        its financial statements;

         o litigation, licenses, compliance with law and undisclosed liabilities;

         o tax matters, employee benefit plans, employment matters and intellectual property;

         o the conduct of its business in the ordinary course and the absence of any material adverse change since March 31, 2004;

         o material contracts, real property and transactions with affiliates; and

         o state takeover statutes and its Board of Directors' approval of the merger agreement.

Some of the representations and warranties made by LTDN were qualified by a material adverse effect standard. A material adverse effect for purposes of LTDN's representations and warranties meant a material adverse effect on the business, operations, assets, liabilities, financial condition or results of operations of LTDN and its subsidiaries other than a material adverse effect arising as a result of changes in the general economic conditions in any of the countries in which LTDN or its subsidiaries operate or the industries in which LTDN or its subsidiaries operate or resulting from the announcement of the merger agreement.

         COVENANTS. In the merger agreement we and LTDN agreed to operate our respective businesses in the ordinary course in substantially the same manner as previously conducted.

In addition we agreed to certain restrictions on our business and operations prior to the closing, including but not limited to our ability to:

         o declare or pay any dividend, split or adjust our capital stock or purchase our capital stock;

         o issue or sell any of our capital stock, other than with respect to our options;

         o amend our certificate of incorporation or bylaws, except for certain exceptions;

         o merge or consolidate or acquire an interest in another entity, acquire any assets of another entity or make any loan or advance to, or capital contribution in, any person;

         o sell, lease, license, encumber or otherwise dispose of or subject to any lien any of our assets or revalue any of our assets;

         o adopt a plan of complete or partial liquidation or dissolution;

         o        incur any indebtedness;

         o enter into a license with respect to, or dispose of, any of our intellectual property;

         o hire or terminate any person, or grant any severance or termination pay to any employee or adopt any new severance plan;

         o adopt or amend any employee benefit plan or increase the salaries of our employees;

         o enter into a contract that could cause a breach of the merger agreement;

         o enter into, amend or terminate any contract which if entered into, amended or terminated could reasonably be expected to have a material adverse effect on us or prevent or delay the consummation of the merger;

         o alter our corporate structure or our ownership or the ownership of our subsidiaries;

         o knowingly and intentionally take any action that results or is reasonably likely to result in a breach of our representations or warranties in any material respect;

         o commence any lawsuit, other than routine collection of bills or in cases where we in good faith determine that failure to commence such suit would result in a material impairment of a valuable aspect of our business; or

         o agree to or make any commitment to do or take any action prohibited by the merger agreement.

LTDN agreed to certain restrictions on its business and operations prior to the closing, including but not limited to its ability to:

         o declare or pay any dividend, split or adjust its capital stock or purchase its capital stock;

         o amend its certificate of incorporation or bylaws, except for certain exceptions;

         o sell, lease, license, encumber or otherwise dispose of or subject to any lien any of its assets or revalue any of its assets;

         o adopt a plan of complete or partial liquidation or dissolution;

         o enter into a contract that could cause a breach of the merger agreement;

         o enter into, amend or terminate any contract which if entered into, amended or terminated could reasonably be expected to have a material adverse effect on LTDN or prevent or delay the consummation of the merger;

         o alter its corporate structure or its ownership or the ownership of its subsidiaries;

         o knowingly and intentionally take any action that results or is reasonably likely to result in a breach of its representations or warranties in any material respect; or

         o agree to or make any commitment to do or take any action prohibited by the merger agreement.

We and LTDN each agreed to provide each other with access to our respective employees, accountants and other representatives and each of us agreed to keep information that we furnished each other confidential, with certain exceptions. In addition, each of us agreed to notify each other of certain events and to use our reasonable best efforts to take any action necessary to consummate the merger.

We agreed not to solicit or initiate any acquisition proposals. We also agreed to hold a special meeting of our stockholders in order to approve an amendment to our certificate of incorporation to increase our authorized capital stock. In addition, we agreed to appoint Allan Klepfisz, Chai Ong and any other person designated by LTDN to our Board of Directors.

         CONDITIONS TO THE MERGER. Our and LTDN's obligations to complete the merger were subject to the satisfaction or waiver of the approval of the merger agreement by LTDN's stockholders, the filing of the certificate of designations for our Series A Convertible Preferred Stock with the Delaware Secretary of State, the receipt of governmental approvals, there being no law or order in effect that restricted or prevented the consummation of the merger and there being no litigation or action of a governmental entity challenging the consummation of the merger.

In addition, our obligation to consummate the merger was subject to the satisfaction or waiver of specified representations and warranties made by LTDN being true and correct and others being true and correct except where the failure of such representation or warranty did not have a material adverse effect, compliance by LTDN of its obligations under the merger agreement, receipt of a bank verification letter, receipt of a certificate from the officers of LTDN that its audited financial statements would be available within 60 days of the closing date and our satisfaction that the issuance of shares of our Series A Convertible Preferred Stock and warrants to purchase shares of our Series A Convertible Preferred Stock would qualify for an exception under the Securities Act of 1933, as amended.

In addition, LTDN's obligation to consummate the merger was subject to the satisfaction or waiver of specified representations and warranties made by us being true and correct and others being true and correct except where the failure of such representation or warranty did not have a material adverse effect, compliance by us of our obligations under the merger agreement, a certain amount of our indebtedness being converted into our common stock, our not having issued any shares of our Series A Convertible Preferred Stock and our execution of the registration rights agreement and the warrant agreement.

         TERMINATION. The merger agreement could have been terminated prior to the consummation of the merger under certain circumstances, including:

         o        by mutual consent of the parties;

         o by either party if we had not consummated the merger by October 31, 2004, if the terminating party's willful breach was not the cause of the failure of the merger to be consummated;

         o by either party, if a final, non-appealable order was in effect that restrained, enjoined or otherwise prohibited the consummation of the merger;

         o by LTDN, if we had breached our representations or warranties or covenants in any material respect;

         o by us, if LTDN had breached any of its representations or warranties or covenants in any material respect; and

         o by either party, if the stockholders of LTDN had not approved the merger agreement within 20 days of LTDN having mailed the stockholder's consent to such stockholders.

                  BUSINESS OF LTDN. LTDN specializes in the development of innovative technologies, software and services for online e-tailers, advertising, media and marketing companies. LTDN's software and services include the following:

         QTRAX. We believe that Qtrax, a unique music file sharing technology based Internet service, will be the first music file sharing application that provides consumers the ability, at no charge, to download music files from the Gnutella peer to peer network with the permission of the record companies that own the rights to such music to the extent that such record companies have executed licensing agreements with LTDN. This revolutionary free service will allow a consumer to play the music files only on the computer such consumer uses to download such music files. QTrax will also operate as an online music store where a consumer can purchase music files as a permanent download so that the consumer can play such music files on any device that plays MP3 files. Through the integration of LTDN's innovative Xpeer software application as part of the Qtrax service, LTDN will be able to offer online e-tailers, advertising, media and marketing companies the ability to provide highly targeted advertising, promotional and other marketing information to consumers who may have a strong interest in such advertisers' products. For example, if a consumer downloads music files of a particular artist, Xpeer will display books, music and other products that feature such artist.

         INTELLICHOICE. intelliChoice is a fully customizable, event driven Internet Explorer browser add-in that automatically performs price comparisons on recognized products that a consumer is viewing on an alternate or a competitors website. intelliChoice can boost referral and commission revenues to portals by increasing the visibility and accessibility of products and services available from portal affiliates. intelliChoice can also be used by large independent Internet retailing partners to promote their products directly to their customers when they are at alternative websites. As shoppers browse, intelliChoice is able to identify what is being viewed and can deliver current price comparisons, targeted advertising and personalized information from portal partners in either a slide-out panel, a toolbar, or an alert window from the task bar. We believe that intelliChoice is unobtrusive yet significantly enhances the price- and value-seeking shopper experience.

         PROMOSENSE. PromoSense is an event driven and fully customizable web browser add-in that enables an advertiser to deliver highly targeted information depending on customizable rules and the web page the PromoSense user is currently viewing by performing basic promotional alerts (window pane, pop-up or Windows Taskbar notification).

         XPEER. XPeer is an interactive component designed for price comparison providers that want to promote themselves within P2P file sharing applications. Xpeer offers end users product information and price comparison data based off keyword searches performed while searching for files or music. As an example, if a user searches for a particular music artist, XPeer will display a list of all music and books that feature references to that artist.

         DYNAAD. DynaAd enables an advertiser to build and display exact match product ads on any website/web page as opposed to broad, category level based ads.

         MESSAGERETRIEVER. MessageRetriever is a web based proprietary software that enables the automatic retrieval of e-mail by the simple provision of a user's standard e-mail address and password from any internet service provider and from any computer with a web browser. If an e-tailer integrates their own branded version of MessageRetriever on its website, it will encourage repeat visitors to such site so such visitors can check their e-mail.

         PAGEQUERY WEB SERVICE. PageQuery Web Service is a high performance URL query system that allows a business to automatically extract specific or user defined nuggets of data from a web page. Any number of items can be configured into a system for extraction and once they are, the PageQuery Web Service will automatically detect their presence on any page across an entire domain.

         FREE TEXT ANALYSIS WEB SERVICE. Free Text Analysis Web Service is a URL query system that automatically catalogues the information presented in a web page into a structured, hierarchical view of visually important ranked data. All existing page data is preserved along with a collection of meta data that allows a business to further process, manipulate or extract specific information from the results.

We believe that that the intelliChoice and Qtrax products of LTDN are ready for commercialization and marketing. As a result, we will devote significant business activities and resources to the successful commercialization and marketing of such products. We have little experience marketing products. The introduction of a new product or technology into the market place requires significant capital resources and an increase in corporate personnel. Since these are new products we have not developed a distribution channel.

The products developed by LTDN compete against a wide range of companies, universities, and think tanks, most which possess substantially greater financial and marketing resources and experience than us. To date, we have not generated any revenues from our products or technologies and are competing against companies that may have significantly greater financial and human resources. In particular LTDN's online music service, Qtrax will face significant competition from other "free" peer-to-peer services, such as KaZaA, Morphues, Grokster and a variety of other similar services that allow computer users to connect with each other and to copy many types of program files, including music and other media, from one another's hard drives, all without securing licenses from content providers. The legal status of these other "free" services is questionable since the Supreme Court recently ruled that certain of such services may violate copyright laws. However, it is not clear what effect such ruling will have on users of such services, and there can be no assurance that these services will ever be shut down. In addition, Qtrax will face competition from traditional retail music distributors such as Tower Records as well as online retailers such as Amazon.com. These retailers may include regional and national mall-based music chains, international chains, deep-discount retailers, mass merchandisers, consumer electronics outlets, mail order, record clubs, independent operators and online physical retail music distributors, some of which have greater financial and other resources than we do. To the extent that consumers choose to purchase media in non-electronic formats, it may reduce our sales, reduce our gross margins, increase our operating expense and decrease profit margins in specific markets. Online music services competitors will include Napster, Listen.com, the provider of the Rhapsody services and a subsidiary of RealNetworks, Inc., Apple Computer's iTunes Music Store, MusicMatch, Sony Connect, Walmart.com, Yahoo!, MSN and online music services powered by MusicNet such as AOL Music and Virgin.

Few U.S. or foreign laws and regulations specifically apply to the marketing, sale or use of any of the present technologies of LTDN, other than laws and regulations generally applicable to businesses. Many laws and regulations, however, are pending and may be adopted in the United States and other countries with respect to the Internet which may effect many of the products developed by LTDN. There can be no assurance that such laws and regulations or different standards if adopted or applied in the future will not materially increase the cost of licensing and using such products, or prevent their use altogether.

LTDN currently employs eight full-time and no part-time employees. LTDN's employees engage in software development and marketing.

                  MARKET FOR COMMON EQUITY OF LTDN AND RELATED STOCKHOLDER MATTERS. There was no established trading market for any class of equity of LTDN and LTDN had never paid a dividend. At the time of the consummation of the acquisition of LTDN, there were 172 holders of record of the common stock of LTDN. In addition, prior to the time of such consummation, LTDN had terminated all of its equity compensation plans.

                  PLAN OF OPERATION OF LTDN. LTDN has not generated any revenue from its operations since its inception. LTDN has been a subsidiary of ours for approximately eight months. LTDN's plan of operation is part of our overall plan of operation. See "Plan of Operation of Advanced Technology Industries, Inc." beginning on page 40.

                  ACQUISITION OF ALFA-PRO AND THE INTELLECTUAL PROPERTY OF SCHLATTL GBR

                  GENERAL. Prior to our acquisition of Alfa-Pro and the intellectual property of Schlattl GBR, neither Alfa-Pro nor Schlattl GBR had any operations or conducted any business. Each such entity existed as a holding company for certain intellectual property rights developed by the owners of such entities and certain of their family members.

                  BACKGROUND OF THE ACQUISITION OF ALFA-PRO AND THE INTELLECTUAL PROPERTY OF SCHLATTL GBR. Since we are a development stage company and our efforts have been primarily devoted to technology identification and acquisition, research and development and capital raising, our Board of Directors has frequently reviewed and discussed our business, strategic direction, performance and prospects and the competitive landscape in the markets in which we contemplate developing products. Our Board has also at times discussed with our management various potential strategic alternatives involving possible acquisitions or business combinations that could enhance our strategic position and our ability to raise funds for our operations.

In November 2002, we began to evaluate the possible acquisition of the intellectual property of Alfa-Pro. Alfa-Pro was owned by Alice Schlattl, an employee of one of our subsidiaries. The intellectual property owned by Alfa-Pro was assigned to Alfa-Pro by the husband of Alice Schlattl, who was not an employee of ours.

Over the next five months we had a number of discussions with representatives of Alfa-Pro with respect to a potential transaction. Mr. Klepfisz assisted us in our discussions with Alfa-Pro and the evaluation of the potential commercialization of Alfa-Pro's products. Initially, we discussed the possibility of entering into a collaboration agreement pursuant to which Alfa-Pro would remain independent but in return for our financing, developing and marketing Alfa-Pro's products we would receive 50% of any revenue generated by the sales of such products. After further diligence, we determined that it would be more advantageous if we acquired the intellectual property of Alfa-Pro. We believed that we would be better able to control the costs of developing and marketing Alfa-Pro's products if we completely controlled such intellectual property.

In April 2003, we began negotiating with the sole stockholder of Alfa-Pro regarding a sale of the intellectual property of Alfa-Pro to us. During April, May and early June we continued to conduct diligence on Alfa-Pro's intellectual property and the potential markets for the products being developed and also continued our discussions on the terms of a possible transaction. During this period we were also in the process of finalizing the merger agreement in connection with our acquisition of LTDN and we determined that due to our limited management resources we should first execute the merger agreement with LTDN and then focus our attention on Alfa-Pro.

Following our execution of the merger agreement with LTDN on June 18, 2003, our representatives and the representatives of Alfa-Pro focused on finalizing the terms of a possible acquisition by us of the intellectual property of Alfa-Pro.

On June 28, 2003, we entered into an Asset Purchase Agreement with Alfa-Pro providing for the purchase by us of all the intellectual property of Alfa-Pro in consideration for 20,000,000 shares of our common stock and up to $90,000 in cash. It was contemplated that such acquisition would be consummated immediately prior to our acquisition of LTDN. Our Board of Directors approved such Asset Purchase Agreement by unanimous written consent.

In November, 2003, representatives of Alfa-Pro began discussions with us regarding restructuring the proposed acquisition. Such representatives determined that it would more tax advantageous for Alice Schlattl if we were to acquire the equity interests of Alfa-Pro from Alice Schlattl rather than the assets of Alfa-Pro. Also, we became aware that certain intellectual property rights that we believed were owned by Alfa-Pro were owned by Schlattl GBR, an entity owned by Alice Schlattl, Claudia Schreiner, Susanne Schlattl and Ralph Schlattl, each of which are employees of one of our subsidiaries.

Since the acquisition of the intellectual property of Alfa-Pro was scheduled to close immediately prior to our acquisition of LTDN, over the next five months we continued to focus on our transaction with LTDN and postponed further discussions with respect to amending the terms of the Asset Purchase Agreement with Alfa-Pro.

In April 2004, we and Alfa-Pro began discussions regarding certain amendments to our Asset Purchase Agreement. On April 30, 2004 we entered into a letter agreement with Alfa-Pro pursuant to which we agreed to pay a bank that Alice Schlattl and certain of her family members owed money the sum of 675,000 Euros. In addition, Alfa-Pro agreed to transfer to us all of its intellectual property.

In May 2004, representatives of Alfa-Pro again raised the possibility of our acquiring the stock of Alfa-Pro, instead of Alfa-Pro's intellectual property, and the intellectual property of Schlattl GBR. At the end of May 2004, our counsel provided Alfa-Pro with a revised purchase agreement providing for our acquisition of the stock of Alfa-Pro and the intellectual property of Schlattl GBR. During the next six months we had sporadic discussions with the representatives of Alfa-Pro regarding the revised purchase agreement since we were principally focused on consummating our acquisition of LTDN.

In early December 2004, we began to focus on finalizing the terms of the proposed acquisition of Alfa-Pro since the consummation of the acquisition of LTDN was scheduled to occur in mid-December. During such period we had a number of discussions with the representatives of Alfa-Pro regarding the status of the development of its various products and the status of its intellectual property portfolio.

On the morning of December 13, 2004, our Board of Directors participated in a telephonic board meeting in order to discuss the terms of the stock and intellectual property purchase agreement. Our legal counsel also participated in such call. Our legal counsel summarized the material terms of such agreement. Following discussion of the benefits and the risks of entering into such agreement our Board of Directors unanimously adopted the resolutions relating to such agreement and executed an unanimous written consent to that effect.

Following such December 13 Board meeting, we entered into a stock and intellectual property purchase agreement with Alfa-Pro, Schlattl GBR, Alice Schlattl, Claudia Schreiner, Susanne Schlattl and Ralph Schlattl. We consummated such acquisitions later that day.

                  REASONS FOR THE ACQUISITION OF ALFA-PRO AND THE INTELLECTUAL PROPERTY OF SCHLATTL GBR. In connection with the acquisition of Alfa-Pro and the intellectual property of Schlattl GBR our Board of Directors reviewed and discussed the transactions with our management in determining that such acquisitions were in the best interests of our stockholders. In reaching its conclusion to approve the acquisition of Alfa-Pro and the intellectual property of Schlattl GBR, our Board of Directors considered a number of factors, including the following:

         o our evaluation of the intellectual property owned by Alfa-Pro and Schlattl GBR and the likelihood of products developed from such intellectual property reaching a viable commercial stage;

         o that the acquired intellectual property would make it easier for us to be able to access financing given the increased number of products that we may be able to market; and

         o that the consideration for the acquisition of Alfa-Pro and the intellectual property of Schlattl GBR consisted primarily of our stock and only $90,000 in cash.

         The discussion of the information and factors considered by our Board is not exhaustive, but includes all material factors considered by our Board. In view of the wide variety of factors considered in connection with its evaluation of the acquisition of Alfa-Pro and the intellectual property of Schlattl GBR and the complexity of these matters, our Board of Directors did not consider it practical to, nor did it attempt to, quantify, rank or otherwise assign relative weights to specific factors that it considered in reaching its decision. The Board evaluated the factors described above, including discussions with management, and reached the decision that the acquisition of Alfa-Pro and the intellectual property of Schlattl GBR was in the best interests of our stockholders. In considering the factors described above, individual members of our Board of Directors may have given different weights to different factors. Our Board of Directors considered these factors as a whole, and overall considered them to be favorable to, and to support, its determination. Our Board did not engage a third party to provide a report, opinion or appraisal in connection with the acquisition of Alfa-Pro and the intellectual property of Schlattl GBR. Since we are a development stage company and our principal activities include identifying, reviewing and assessing technologies for their commercial applicability and potential, our Board determined that our management was uniquely qualified to evaluate such acquisitions. In addition, due to our size and our limited resources we did not believe that it would be cost effective to pay a third party for any such advice.

                  REGULATORY APPROVALS. There were no governmental consents or approvals that were required prior to our acquisition of Alfa-Pro and the intellectual property of Schlattl GBR.

                  ACCOUNTING TREATMENT. We accounted for the acquisition of Alfa-Pro as a purchase of intangible assets and all of the value attributable to the intangible assets was classified as in-process research and development costs and charged to operations.

                  MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES. Neither we nor our stockholders recognized any gain or loss as a result of the acquisition of Alfa-Pro and the intellectual property of Schlattl GBR.

                  STOCK AND INTELLECTUAL PROPERTY PURCHASE AGREEMENT. The following is a summary of the stock and intellectual property purchase agreement in connection with the acquisition of Alfa-Pro and the intellectual property of Schlattl GBR.

         STRUCTURE. The stock and intellectual property purchase agreement provided that we would acquire all the equity interests of Alfa-Pro and all the intellectual property owned by Schlattl GBR. Such acquisition was consummated on the same date that the stock and intellectual property agreement was executed.

         CONSIDERATION. Pursuant to the terms of the stock and intellectual property purchase agreement, we agreed to issue 43,600 shares of our Series A Convertible Preferred Stock and pay $90,000 in cash to the sole stockholder of Alfa-Pro and issue 6,400 shares of our Series A Convertible Preferred Stock to Schlattl GBR.

         REPRESENTATIONS AND WARRANTIES. Each of Ala-Pro, Schlattl GBR, the sole stockholder of Alfa-Pro and the owners of Schlattl GBR made customary representations and warranties in the stock and intellectual property purchase agreement, including but not limited to representations and warranties relating to:

         o the corporate existence and capital structure of Alfa-Pro and Schlattl GBR;

         o their authorization to enter into the stock and intellectual property purchase agreement;

         o absence of violations of their charter documents, applicable laws and certain contracts as a result of the execution, delivery or performance of the stock and intellectual property purchase agreement;

         o governmental filings required in connection with such acquisitions;

         o        liens, liabilities and intellectual property; and

         o status of the sole stockholder of Alfa-Pro and Schlattl GBR for purposes of the private placement of shares of our Series A Convertible Preferred Stock.

We made customary representations and warranties in the stock and intellectual property purchase agreement, including but not limited to representations and warranties relating to:

         o        our corporate existence;

         o our authorization to enter into the stock and intellectual property purchase agreement;

         o absence of violations of our charter documents, applicable laws and certain contracts as a result of the execution, delivery or performance of the stock and intellectual property purchase agreement;

         o governmental filings required in connection with such acquisitions; and

         o the valid issuance of the shares of our Series A Convertible Preferred Stock.

         RELEASE. Each of Alfa-Pro, Schlattl GBR, the sole stockholder of Alfa-Pro and the owners of Schlattl GBR released us from all claims that such persons ever had against us.

         COVENANTS. Each of Alfa-Pro, Schlattl GBR, the sole stockholder of Alfa-Pro and the owners of Schlattl GBR agreed to maintain as confidential any confidential information of Alfa-Pro and such information related to the intellectual property of Schlattl GBR. Also, the owners of Schlattl GBR agreed to assign to us any intellectual property developed by such persons for a period of five years and to assist us with the marketing, development and commercialization of such intellectual property and the intellectual property acquired pursuant to the stock and intellectual property purchase agreement.

         INDEMNIFICATION. Each of Alfa-Pro, Schlattl GBR, the sole stockholder of Alfa-Pro and the owners of Schlattl GBR agreed to jointly and severally indemnify us for breaches of their representations and warranties and covenants.

                  BUSINESS OF ALFA-PRO AND SCHLATTL GBR. We obtained the intellectual property rights to over 40 potential consumer products in connection with the acquisition of Alfa-Pro and the intellectual property of Schlattl GBR. Such products are in the beginning stages of the development process and none have yet been commercialized.

         Alfa-Pro currently has no employees and its products are being developed by employees of our other subsidiaries.

                  MARKET FOR COMMON EQUITY OF ALFA-PRO AND SCHLATTL GBR AND RELATED STOCKHOLDER MATTERS. There was no established trading market for any class of equity of Alfa-Pro or Schlattl GBR and neither Alfa-Pro nor Schlattl GBR had ever paid a dividend. At the time of the consummation of the acquisition of Alfa-Pro and the intellectual property of Schlattl GBR, there was one holder of record of the capital stock of Alfa-Pro and four holders of record of the equity interests of Schlattl GBR. Neither Alfa-Pro nor Schlattl GBR has ever had an equity compensation plan.

                  PLAN OF OPERATION OF ALFA-PRO AND THE PLAN OF OPERATION RELATED TO THE INTELLECTUAL PROPERTY OF SCHLATTL GBR. Neither Alfa-Pro nor Schlattl GBR has generated any revenue from their operations since their inception. Prior to our acquisition of Alfa-Pro and Schlattl GBR, neither Alfa-Pro nor Schlattl GBR had any operations or conducted any business. Each such entity existed as a holding company for certain intellectual property rights developed by the owners of such entities and certain of their family members. Alfa-Pro has been a subsidiary of ours and we have owned the intellectual property of Schlattl GBR for approximately eight months. The plans for the development of the intellectual property of Alfa-Pro and the intellectual property acquired from Schlattl GBR are included in our overall plan of operation. See "Plan of Operation of Advanced Technology Industries, Inc." beginning on page 40.

         CONVERTIBLE DEBENTURES

Between March 1, 2005 and August 22, 2005, we have raised from various financing sources approximately $1,750,000 through the issuance of convertible debt securities ("Debentures") and warrants ("Debenture Warrants") to purchase shares of our common stock. We have also issued an additional $45,000 aggregate principal amount of the Debentures to certain holders of the Debentures in consideration for such holders agreeing to certain amendments with respect to the terms of the Debentures.

The Debentures bear interest at 9% per annum on a simple non-compounded basis and are due and payable on August 20, 2006. If the Certificate of Amendment is approved, then from and after such approval the Debentures will be convertible, at the holder's option, into shares of our common stock. If the Certificate of Amendment is not approved by September 30, 2005 the holders of the Debentures will be entitled to require us to redeem the Debentures held by such holders at a purchase price equal to 150% of the principal amount of the Debentures plus accrued and unpaid interest to the date of redemption. If such approval is obtained, the Debentures will become convertible as described above at a conversion rate equal to the lesser of $0.07 (subject to adjustment for subsequent lower price issuances by us and other customary events including stock splits, reverse stock splits, dividends of common stock and spin-offs) and 75% of the average of the 10 lowest closing bid prices of our common stock for the 30 trading days immediately preceding the applicable date of conversion. Subject to limited exceptions, a holder shall not be entitled to convert a Debenture held by such holder if such conversion would result in such holder beneficially owning more than 4.99% of our common stock following such conversion. If a holder elects to convert all or a portion of the Debentures and the conversion price is less than $0.07 (subject to adjustment for subsequent lower price issuances by us and other customary events including stock splits, reverse stock splits, dividends of common stock and spin-offs), in lieu of effecting such conversion, we may elect to redeem the amount of the Debentures requested to be so converted at a purchase price equal to 150% of the principal amount of the Debentures plus accrued and unpaid interest to the date of redemption. The holder may accelerate the maturity date of the Debentures following the occurrence of customary events of default, including, without limitation, payment defaults, breaches of certain covenants and representations, certain events of bankruptcy, certain judgment defaults and the suspension of our common stock from trading on the Over the Counter Bulletin Board. The Debentures are secured by a security interest in all of our assets.

Each Debenture Warrant is exercisable during the period from the approval of the Certificate of Amendment until the second anniversary of the effective date of the registration statement described below. The Debenture Warrants are exercisable at $0.10 per share, such exercise price subject to adjustment for subsequent lower price issuances by us and other customary events including stock splits, reverse stock splits, dividends of common stock and spin-offs. Subject to limited exceptions, a holder shall not be entitled to convert a Debenture Warrant held by such holder if such conversion would result in such holder beneficially owning more than 4.99% of our common stock following such conversion. If the average of the closing bid prices of our common stock during any period of 20 consecutive trading days is equal to or greater than $0.50 and the closing bid price of our common stock is equal to or greater than $0.50 for at least 10 trading days during such period then with respect to each Debenture Warrant that the holder does not exercise during the 15 trading day period following the receipt by the holder of a notice from us that such average price and closing bid prices have occurred, the exercise price for such Debenture Warrants will each be adjusted to $0.25 per share (subject to adjustment for customary events including stock splits, reverse stock splits, dividends of common stock and spin-offs). Holders of Debenture Warrants are entitled to effect a cashless exercise of the Debenture Warrants if the registration statement (as described below) has not been declared effective prior the first anniversary of the issuance of the Debenture Warrants. If the Certificate of Amendment is not approved the Debenture Warrants will not become exercisable.

We have agreed to file a registration statement to register the shares of our common stock issuable upon the conversion of the Debentures and the exercise of the Debenture Warrants. We will be obligated to pay the holders of the Debentures certain liquidated damages in the event that such registration statement is not filed by October 5, 2005 or is not declared effective by November 30, 2005 or the effectiveness of such registration statement is subsequently suspended for more than certain permitted periods.

If the Certificate of Amendment is approved and all the Debentures are converted at their current conversion rates and all the Debenture Warrants are exercised at their current exercise prices, then we would be obligated to issue 50,642,857 shares of our common stock.

         INCREASED FLEXIBILITY

In addition to above reasons, our Board of Directors believes that increasing the number of authorized shares of our common stock would provide us with increased flexibility in the future to issue shares of our common stock in connection with issuances to fund our operations, to fund acquisitions, to meet future financing needs, to allow for additional option grants and for other corporate purposes. In addition, having additional shares of our common stock available will give us the ability to issue shares of our common stock without the expense and delay of a special meeting of our stockholders. Except as otherwise required by applicable law, authorized but unissued shares of our common stock may be issued from time to time, for such purpose and for such consideration as our Board of Directors may determine to be appropriate, without further authorization by stockholders. Any issuance of additional shares of our common stock would increase the number of outstanding shares of our common stock and the percentage ownership of existing stockholders would be diluted accordingly.

         POTENTIAL ADVERSE EFFECTS IF THE CERTIFICATE OF AMENDMENT IS NOT
         APPROVED

As noted above, if the Certificate of Amendment is not filed with the Delaware Secretary of State by December 15, 2005, we have agreed to register shares of our Series A Convertible Preferred Stock issued to the stockholders of LTDN. We do not know what effect such registration may have on the trading of our common stock on the Over the Counter Bulletin Board. If our Series A Convertible Preferred Stock is also listed on the Over the Counter Bulletin Board, the trading volume and price of our common stock could be adversely affected.

Also as noted above, if the Certificate of Amendment is not approved by September 30, 2005 the holders of the Debentures will be entitled to require us to redeem the Debentures held by such holders at a purchase price equal to 150% of the principal amount of the Debentures plus accrued and unpaid interest to the date of redemption. We believe that any such redemption will have an adverse effect on our liquidity and on our ability to consummate future financings.

EFFECTS OF THE INCREASE IN THE AUTHORIZED COMMON STOCK

Although our Board of Directors will authorize the issuance of additional shares of our common stock only when it considers doing so to be in our best interests, the additional issuance of shares of our common stock may, among other things, have a dilutive effect on the holders of our common stock. The increase in the authorized number shares of our common stock also could be viewed as having anti-takeover effects and could be used by our management to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management, including transactions favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares over the then current market prices or benefit in some other manner. While our

Board of Directors has no current plans to do so, shares of our common stock could be issued in various transactions that would make a change of control more difficult or costly and, therefore, less likely. For example shares of our common stock could be privately sold to purchasers favorable to our Board of Directors in opposing a change of control or to dilute the stock ownership of a person seeking to obtain control.

As discussed above, the approval of the Certificate of Amendment will result in the automatic conversion of each share of our Series A Convertible Preferred Stock into four hundred (400) shares of our common stock and our currently outstanding warrants to purchase shares of our Series A Convertible Preferred Stock will become exercisable for shares of our common stock. In addition, such approval will permit the holders of the Debentures to convert such Debentures into shares of our common stock at the conversion prices described above and the holders of the Debenture Warrants to exercise such Debenture Warrants at the exercise prices described above. If the Certificate of Amendment is approved and all the warrants to purchase shares of our Series A Convertible Preferred Stock are exercised, then we would be obligated to issue an aggregate of 297,610,000 shares of our common stock upon the conversion of all of our Series A Convertible Preferred Stock and the exercise of such warrants. If the Certificate of Amendment is approved and all the Debentures are converted at their current conversion rates and all the Debenture Warrants are exercised at their current exercise prices, then we would be obligated to issue an aggregate of 50,642,857 shares of our common stock in connection with such securities.

INTERESTS OF CERTAIN PERSONS IN THIS PROPOSAL

Each of Allan Klepfisz, our Chief Executive Officer and President and one of our Directors, Arie Baalbergen, one of our Directors and the Chief Financial Officer of our subsidiary LTDN, and Chai Ong, one of our Directors, was a stockholder of LTDN at the time of our acquisition of LTDN on December 15, 2004. As result such persons received shares of our Series A Convertible Preferred Stock and warrants to purchase shares of our Series A Convertible Preferred Stock in exchange for their shares of common stock of LTDN. Mr. Klepfisz beneficially owns 12,278 shares of our Series A Convertible Preferred Stock and warrants to purchase 30,985 shares of our Series A Convertible Preferred Stock, Mr. Baalbergen beneficially owns 7,748 shares of our Series A Convertible Preferred Stock and warrants to purchase 19,553 shares of our Series A Convertible Preferred Stock and Mr. Ong beneficially owns 1,944 shares of our Series A Convertible Preferred Stock and warrants to purchase 4,905 shares of our Series A Convertible Preferred Stock. Each of Mr. Klepfisz, Mr. Baalbergen and Mr. Ong also has the right to participate in the registration of our common stock received upon exercise of such shares of our Series A Convertible Preferred Stock and such warrants as described above under "--Purpose for the Increase in our Authorized Common Stock--Conversion of our Series A Convertible Preferred Stock."

STOCKHOLDER APPROVAL OF CERTIFICATE OF AMENDMENT

A vote of the holders of a majority of the issued and outstanding shares of our common stock is necessary to amend our certificate of incorporation as contemplated by this Proposal 2. In accordance with its terms, our Series A Convertible Preferred Stock is not entitled to vote on Proposal 2. Abstentions and broker "non-votes" will have the effect of a vote "Against" this Proposal 2.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

Our Board of Directors unanimously recommends a vote "FOR" the approval of the Certificate of Amendment. We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the Certificate of Amendment.

                                 PROPOSAL NO. 3

                   APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN


         On July 19, 2005 our Board of Directors unanimously voted to adopt the 2005 Equity Incentive Plan (the "Incentive Plan") and to recommend approval of the Incentive Plan by our stockholders.

         The following is a summary of the material features of the Incentive Plan. It may not contain all of the information important to you. We urge you to read the entire Incentive Plan, a copy of which appears as Appendix B to this proxy statement.

DESCRIPTION OF THE INCENTIVE PLAN

         The purpose of the Incentive Plan is to advance our interests and the interests our affiliated corporations by providing for the grant to participants of stock-based incentive awards, all as more fully described below.

         The Incentive Plan will become effective on the date of its approval by our stockholders and will terminate when there are no remaining shares available for awards. A maximum of 15,000,000 shares of our common stock may be delivered in satisfaction of awards made under the Incentive Plan. In the event of a stock dividend, stock split or other change in our capital structure, the Administrator (as defined below) will make appropriate adjustments to the maximum number of shares available under the Incentive Plan and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards, any exercise prices relating to awards and any other provisions of awards affected by the change. The Administrator may also make similar adjustments to take into account other distributions to stockholders or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Incentive Plan and to preserve the value of awards.

         The maximum number of shares that may be issued under the Incentive Plan represents approximately 7% percent of the total number of shares of our common stock outstanding on August 22, 2005 (assuming that all outstanding Debentures and shares of our Series A Convertible Preferred Stock were converted into our common stock on such date) . Approximately 2,687,452 shares remained issuable in connection with outstanding awards under our prior plans. The total number of shares issuable under our prior plans, added together with shares issuable under the proposed Incentive Plan, represent approximately 8.2% percent of our outstanding shares on August 22, 2005 (assuming that all outstanding Debentures and shares of our Series A Convertible Preferred Stock were converted into our common stock on such date).

         ADMINISTRATION. Our Board of Directors or a committee appointed by our Board will administer the Incentive Plan. The term "Administrator" is used in this proxy statement to refer to the person (our Board or committee of our Board, and their delegates) charged with administering the Incentive Plan. The Administrator has full authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. Awards may be in the form of options or restricted or unrestricted stock. The Administrator has the right to determine any questions that may arise regarding the interpretation and application of the provisions of the Incentive Plan and to make, administer, and interpret such rules and regulations as it deems necessary or advisable. Determinations of the Administrator made under the Incentive Plan are conclusive and bind all parties.

         ELIGIBILITY. Participation is limited to those key employees and directors, as well as consultants and advisors, who in the Administrator's opinion are in a position to make a significant contribution to our success and our affiliated corporations and who are selected by the Administrator to receive an award. The group of persons from which the Administrator will select participants currently consists of approximately 16 individuals.

         STOCK OPTIONS. The Administrator may from time to time award options to any participant. Stock options give the holder the right to purchase shares of our common stock within a specified period of time at a specified price. Two types of stock options may be granted under the Incentive Plan: incentive stock options, or "ISOs", which are subject to special tax treatment as described below, and nonstatutory options, or "NSOs". Eligibility for ISOs is limited to our employees and the employees of our subsidiaries.

         The exercise price of an ISO cannot be less than the fair market value of our common stock at the time of grant. In addition, the expiration date of an ISO cannot be more than ten years after the date of the original grant. In the case of NSOs, the exercise price and the expiration date are determined in the discretion of the Administrator. The Administrator also determines all other terms and conditions related to the exercise of an option, including the consideration to be paid, if any, for the grant of the option, the time at which options may be exercised and conditions related to the exercise of options.

         The closing price of our common stock as reported on the Over The Counter Bulletin Board on July 18, 2005 was $0.105 per share.

         STOCK AWARDS. The Incentive Plan provides for awards of nontransferable shares of restricted common stock, as well as unrestricted shares of common stock. Awards of restricted stock and unrestricted stock may be made in exchange for past services or other lawful consideration. Generally, awards of restricted stock are subject to the requirement that the shares be forfeited or resold to us unless specified conditions are met. Subject to these restrictions, conditions and forfeiture provisions, any recipient of an award of restricted stock will have all the rights of one of our stockholders, including the right to vote the shares and to receive dividends. Other awards under the Incentive Plan may also be settled with restricted stock.

         GENERAL PROVISIONS APPLICABLE TO ALL AWARDS. Neither ISOs nor, except as the Administrator otherwise expressly provides, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient's lifetime an ISO and, except as the Administrator may provide, other non-transferable awards requiring exercise may be exercised only by the recipient. Shares delivered under the Incentive Plan may consist of either authorized but unissued or treasury shares. The number of shares delivered upon exercise of a stock option is determined net of any shares transferred to us by the optionee (including through the holding back of shares that would otherwise have been deliverable upon exercise) in payment of the exercise price or tax withholding.

         MERGERS AND SIMILAR TRANSACTIONS. In the event of a consolidation or merger in which we are not the surviving corporation or which results in the acquisition of substantially all of our common stock by a person or entity or by a group of persons or entities acting together, or in the event of a sale of substantially all of our assets or our dissolution or liquidation, the following rules will apply except as otherwise provided in an Award:

         o If there is no assumption or substitution of stock options, existing stock options will become fully exercisable prior to the completion of the transaction on a basis that gives the holder of the stock option a reasonable opportunity to exercise the stock option and participate in the transaction as a stockholder.

         o Existing stock options, unless assumed, will terminate upon completion of the transaction.

If there is a surviving or acquiring entity, the Administrator may arrange to have that entity (or an affiliate) assume outstanding awards or grant substitute awards. In the case of shares of restricted stock, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of those shares in connection with the transaction be placed in escrow or otherwise made subject to restrictions determined by the Administrator.

         AMENDMENT. The Administrator may at any time or times amend the Incentive Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Incentive Plan as to any future grants of awards. The Administrator may not, however, alter the terms of an Award so as to affect adversely the participant's rights under the Award without the participant's consent, unless the Administrator expressly reserved the right to do so at the time of the Award.

NEW INCENTIVE PLAN BENEFITS

         The future benefits or amounts that would be received under the Incentive Plan by executive officers, non-executive directors and non-executive officer employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if the plan had been in effect cannot be determined.

EQUITY COMPENSATION PLAN INFORMATION

         The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2004.

-------------------------- ------------------------ ------------------------- ----------------------------
                           (a)                      (b)                       (c)
-------------------------- ------------------------ ------------------------- ----------------------------
Plan category              Number of shares of      Weighted-average          Number of shares of common
                           common stock to be       exercise price of         stock remaining available
                           issued upon exercise     outstanding options       for future issuance under
                           of outstanding options                             equity compensation plans
                                                                              (excluding shares
                                                                              reflected in column (a))
-------------------------- ------------------------ ------------------------- ----------------------------
Equity compensation
plans approved by
stockholders                   305,000                  $0.54                            1,915,000
-------------------------- ------------------------ ------------------------- ----------------------------
Equity compensation
plans not approved by
stockholders                   937,777                  $0.22                              772,452
-------------------------- ------------------------ ------------------------- ----------------------------
Total                        1,242,777                  $0.30                            2,687,452
-------------------------- ------------------------ ------------------------- ----------------------------

FEDERAL TAX EFFECTS

         The following discussion summarizes certain federal income tax consequences of the issuance and receipt of options under the Incentive Plan under the law as in effect on the date of this proxy statement. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the Incentive Plan, nor does it cover state, local or non-U.S. taxes.


         ISOS. In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (and a deduction to us) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which we are not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which we are not entitled to a deduction.

         NSOS. In general, in the case of a NSO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to us; and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which we are not entitled to a deduction.

         In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as a NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

         The Administrator may award stock options that are exercisable for restricted stock. Under Section 83 of the Internal Revenue Code, an optionee who exercises a NSO for restricted stock will generally have income only when the stock vests. The income will equal the fair market value of the stock at that time less the exercise price. However, the optionee may make a so-called "83(b) election" in connection with the exercise to recognize taxable income at that time. Assuming no other applicable limitations, the amount and timing of the deduction available to us will correspond to the income recognized by the optionee. The application of Section 83 to ISOs exercisable for restricted stock is less clear.

         Under the so-called "golden parachute" provisions of the Internal Revenue Code, the accelerated vesting of awards in connection with a change in control of us may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards under the Incentive Plan, may be subject to an additional 20% federal tax and may be nondeductible to us.

STOCKHOLDER APPROVAL OF INCENTIVE PLAN

A majority of the votes present and entitled to vote by the holders of our common stock and our Series A Convertible Preferred Stock, voting together as a single class, is necessary to approve the Incentive Plan. As such, abstentions and broker non-votes will have no effect on the outcome. Approval of the Incentive Plan is conditioned upon the approval of the proposal to increase the number of authorized shares. Therefore if the proposal to increase the number of authorized shares is not approved, the proposal to approve the Incentive Plan will be deemed not to have been approved. This is because the remaining number of shares of our common stock currently authorized for issuance is not sufficient to allow for the grant of awards under the Incentive Plan.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

Our Board of Directors unanimously recommends a vote "FOR" the approval of the Incentive Plan. We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the Incentive Plan.

                                   PROPOSAL 4

          RATIFICATION OF APPOINTMANT OF INDEPENDENT PUBLIC ACCOUNTANTS

APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Our Board of Directors has selected Marcum & Kliegman LLP to provide accounting services to us for the year ending December 31, 2005. Our Board of Directors has directed that such appointment be submitted for ratification by our stockholders. Marcum & Kliegman LLP, Certified Public Accountants, provided accounting services to us during the year ended December 31, 2004. It is not anticipated that a member of Marcum & Kliegman LLP will be present at the annual meeting.

The following table presents fees for professional audit services rendered by Marcum & Kliegman, LLP for the audit of our annual financial statements for the years ended December 31, 2004 and 2003, and fees billed for other services rendered by Marcum & Kliegman, LLP during 2004 and 2003.

------------------------ --------------------- -----------------------
                                2004                    2003
------------------------ --------------------- -----------------------
Audit Fees (1)                $250,000                $104,697
------------------------ --------------------- -----------------------
Audit Related Fees (2)           ---                     ---
------------------------ --------------------- -----------------------
Tax Fees (3)                   $12,500                   ---
------------------------ --------------------- -----------------------
All Other Fees (4)             $6,500                    ---
------------------------ --------------------- -----------------------
Total                         $269,000                $104,697
------------------------ --------------------- -----------------------

Notes:

(1) Audit fees consist of fees for audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2) Audit related fees consist of fees for audits of financial statements of the employee benefit plans maintained by us.

(3) Tax fees consist of fees for tax consultation and tax compliance services for us and our employee benefit plans.

(4) All other fees consist of fees primarily related to consultations regarding the employee benefit plans.

We do not have an audit committee, therefore there is not pre-approval of audit and permissible non-audit services provided by the independent auditors. The non-audit services include audit-related services, tax services and other services. Our policy is to pre-approve all services and fees for up to one year, which approval includes the appropriate detail with regard to each particular service and its related fees.

We have considered whether the services provided by Marcum & Kliegman LLP, apart from the audit services described under the heading "Audit Fees" above, are compatible with maintaining the independence of Marcum & Kliegman LLP.

STOCKHOLDER RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Stockholder approval is not required for the appointment of Marcum & Kliegman LLP, since our Board of Directors has the responsibility for selecting our auditors. However, the appointment is being submitted for approval at the annual meeting. A majority of the votes present and entitled to vote by the holders of our common stock and our Series A Convertible Preferred Stock, voting together as a single class, is necessary to ratify the appointment of Marcum & Kliegman LLP as our independent public accountants for the year ending December 31, 2005. As such, abstentions and broker non-votes will have no effect on the outcome. No determination has been made as to what action our Board of Directors would take if our stockholders do not approve the appointment.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

Our Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of Marcum & Kliegman LLP as our independent public accountants for the year ending December 31, 2005. We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the ratification of the appointment of Marcum & Kliegman LLP as our independent public accountants for the year ending December 31, 2005.

                                  OTHER MATTERS

Our Board of Directors knows of no business other than the matters set forth herein that will be presented at the annual meeting. To the extent that matters not known at this time may come before the annual meeting, absent instructions thereon to the contrary, the enclosed proxy will confer discretionary authority with respect to such other matters as may properly come before the annual meeting, and it is the intention of the persons named in the proxy to vote in accordance with their judgment on such other matters.

            PLAN OF OPERATION OF ADVANCED TECHNOLOGY INDUSTRIES, INC.

We are a development stage company and our efforts have been primarily devoted to technology identification and acquisition, research and development and raising capital. This discussion provides an analysis of our anticipated plan of operation for the next 12 months.

We were formed in 1995 to acquire and commercialize new or previously existing but non-commercialized technologies. Directly or through a subsidiary, we may acquire a direct interest in these technologies, a right to use these technologies, and/or an ownership interest in the entity owning these technologies. The acquisition of technologies by us may be made by the issuance of shares of common stock or other securities, cash or other consideration, or a combination thereof. Our principal activities include identifying, reviewing and assessing technologies for their commercial applicability and potential.

During the next 12 months we intend to concentrate on the (i) continued development and marketing of the software products of LTDN, (ii) commercialization of our proprietary resealable metal beverage can, (iii) commercialization of certain of our consumer products, including products in the following markets: automotive accessory (ToolStar, Ring Memory), healthcare (Pharmaceutical packaging), household goods (butter dish, sugar dispenser, candy dispenser, fruit peeler and fruit peeler with tray), sports (Power Ball and Walk and Roll), office and general consumer markets (Light Boy, Cleaning Center) and
(iv) commercialization of products developed by Alfa-Pro and from the intellectual property acquired from Schlattl GBR.

Except for a nominal amount of revenue from the sale of products of one of our subsidiaries in a prior period, we have not generated any revenue from operations since our inception and we have not been profitable since our inception. We will require additional financing to continue our planned operations during the next 12-month period. Management believes that it will be able to raise the necessary financing to continue planned operations. We will attempt to raise this additional capital through the public or private placement of our securities, debt or equity financing, joint ventures, or the licensing or sale of our technologies and products. However, there is no guarantee that we will be able to successfully raise the required funds for operations or that such funds will be available on terms satisfactory to us. Any inability to raise additional funds would require that we significantly scale back our planned operations.

In particular, we need to obtain financing for the production of machine-fabricated samples for distribution to beverage producers who have previously expressed an interest in our resealable beverage can. It is anticipated that production of those samples, marketing and general operational expenses will require less than $450,000. We anticipate that in the event we are required to purchase capital equipment for the full scale production of our resealable beverage cans, an additional $2,000,000 would be required. The production of the machine produced samples has been delayed by a failed financing, the proceeds of which were to be used to complete this production run.

Also, we have recently launched our intelliChoice product developed by LTDN. We need to raise additional funds in order to put us in a position to successfully market and distribute such product. We also plan on launching our Qtrax product within the next few months.

Ideally, upon the commercialization of our products, including intelliChoice and Qtrax, and implementation of operational cost controls, we would hope that sustainable revenues will be able to be generated so as to avoid the necessity to raise significant funds in the longer term. There can be no assurances as to when and whether we will be able to commercialize our products and technologies and realize any revenues therefrom.

No assurance can be given that we can complete the development of any technology or that, if any technology is fully developed, it can be manufactured and marketed on a commercially viable basis. Furthermore, no assurance can be given that any technology will receive market acceptance. Being a development stage company, we are subject to all risks inherent in the establishment of a developing or new business.

Between March 1, 2005 and August 22, 2005, we have raised from various financing sources approximately $1,750,000 through the issuance of Debentures and Debenture Warrants to purchase 25,000,000 shares of our common stock. We currently anticipate raising additional funds by issuing additional Debentures and Debenture Warrants. We plan to use such funds for our general corporate purposes and for the development of our products.


           CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
                            AND FINANCIAL DISCLOSURE

We have had no changes in or disagreements with our accountants on our accounting and financial disclosure.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of August 22, 2005 as to each person who is known to us to be the beneficial owner of more than 5% of our common stock and our Series A Convertible Preferred Stock (giving effect to all warrants and options exercisable within 60 days) and as to the security and percentage ownership of each of our named executive officers and directors and all of our officers and directors as a group. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.

------------------- ----------------- -------------- ----------------- ----------------- ---------------- ------------
Name of             Common Stock      Percent of     Series A          Percent of        Common Stock     Percent of
Beneficial Owner    Beneficially      Common Stock   Convertible       Series A          Beneficially     Common
                    Owned                            Preferred Stock   Convertible       Owned (5)        Stock (5)
                                                     Beneficially      Preferred Stock
                                                     Owned
------------------- ----------------- -------------- ----------------- ----------------- ---------------- ------------
Alice Schlattl            ---              ---            43,600             5.8%          17,440,000        4.0%
------------------- ----------------- -------------- ----------------- ----------------- ---------------- ------------
Allan Klepfisz (1)       532,811             *            43,263             5.8%          17,305,200        4.0%
------------------- ----------------- -------------- ----------------- ----------------- ---------------- ------------
Hans Joachim
Skrobanek              1,073,359          1.2%                 0                ---         1,073,359          *
------------------- ----------------- -------------- ----------------- ----------------- ---------------- ------------
James Samuelson (2)    7,527,847          8.7%                 0                ---         7,527,847        1.7%
------------------- ----------------- -------------- ----------------- ----------------- ---------------- ------------
Chai Ong (3)           2,080,852          2.4%             6,849               1%           4,820,452        1.1%
------------------- ----------------- -------------- ----------------- ----------------- ---------------- ------------
Arie Baalbergen(4)       597,000             *            27,301             3.8%          11,517,400        2.6%
------------------- ----------------- -------------- ----------------- ----------------- ---------------- ------------
All Officers and
Directors as a
group (5 persons)     11,811,869         13.7%            77,413            10.6%          42,244,258        9.7%
------------------- ----------------- -------------- ----------------- ----------------- ---------------- ------------

* Less than 1%

(1) Includes warrants to purchase 30,985 shares of our Series A Convertible Preferred Stock.

(2) Includes options to purchase 1,037,777 shares of our common stock, and the right to receive 333,333 shares of our common stock upon the filing of the definitive proxy statement for our 2005 annual meeting.
(3) Includes warrants to purchase 3,703 shares of our Series A Convertible Preferred Stock. Also includes 476 shares of our Series A Convertible Preferred Stock and warrants to purchase 1,202 shares of our Series A Convertible Preferred Stock held by Mr. Ong's wife.
(4) Includes warrants to purchase 19,533 shares of our Series A Convertible Preferred Stock.
(5) Assuming the approval of the Certificate of Amendment such that all outstanding shares of Series A Convertible Preferred Stock are converted into shares of our common stock and all outstanding Debentures, Debenture Warrants and warrants to purchase shares of our Series A Convertible Preferred Stock are converted into, or exercised for, as the case may be, shares of our common stock.


                             EXECUTIVE COMPENSATION


The following table presents, for each of the last three fiscal years ending December 31, 2004 the annual compensation earned by our chief executive officer and our most highly compensated executive officers (the "Named Executive Officers").

--------------- ----------- --------------------------------------- --------------------------------------------------
                                     Annual Compensation                         Long-Term Compensation
--------------- ----------- --------------------------------------- ------------------------- ------------------------
                                                                             Awards                   Payouts
--------------- ----------- -------------- ----------- ------------ ------------------------- ------------------------
                                                                                 Securities
                                                                    Restricted   Underlying
   Name and                                               Other     Stock         Options/       LTIP        All Other
  Principal                    Salary        Bonus       Annual    n  Awards        SARs        Payouts    Compensation
   Position        Year          ($)          ($)      Compen-satio    ($)          (#)           ($)         ($)
--------------- ----------- -------------- ----------- ------------ ----------- ------------- ------------ -----------
Hans-Joachim       2004     $110,000(1)        --          --           --           --           --           --
Skrobanek,      ----------- -------------- ----------- ------------ ----------- ------------- ------------ -----------
Former             2003     $110,000           --          --           --           --           --           --
President       ----------- -------------- ----------- ------------ ----------- ------------- ------------ -----------
                   2002     $110, 000          --          --           --           --           --           --
--------------  ----------- -------------- ----------- ------------ ----------- ------------- ------------ -----------
James
Samuelson,         2004     $225,000(2)        --          --        $206,000     937,000         --           --
Vice            ----------- -------------- ----------- ------------ ----------- ------------- ------------ -----------
President,
Chief              2003     $120,000           --          --           --           --           --           --
Financial       ----------- -------------- ----------- ------------ ----------- ------------- ------------ -----------
Officer  and
Secretary          2002     $120,000           --          --           --           --           --           --
--------------- ----------- -------------- ----------- ------------ ----------- ------------- ------------ -----------
Allan
Klepfisz,
Chief
Executive
Officer            2004     $11,455(3)         --          --           --           --           --           --
--------------- ----------- -------------- ----------- ------------ ----------- ------------- ------------ -----------

         (1) Mr. Skrobanek served as our President until December 15, 2004. Mr. Skrobanek was entitled to receive a salary equal to $110,000 per annum. Due to our financial condition, Mr. Skrobanek has accrued an amount equal to $34,000 during the year ended December 31, 2004.

         (2) During 2004, Mr. Samuelson received 1,526,238 shares of our common stock, registered on Form S-8 and 1,183,333 shares of our unregistered common stock as payment of $407,800 in salary accrued and unpaid for prior years. Mr. Samuelson received as a bonus 937,777 shares of our unregistered common stock valued at $206,000. Mr. Samuelson also received as a bonus an option to purchase 937,777 shares of our common stock with an exercise price of $0.22 per share

        (3) Mr. Klepfisz has served as our President and Chief Executive Officer since December 15, 2004 and has a base annual salary of $275,000.

The following table contains information concerning the grant of stock options to the Named Executive Officers during the fiscal year ended December 31, 2004.

                                  OPTIONS/SAR GRANTS IN THE FISCAL YEAR 2004
                                               INDIVIDUAL GRANTS

------------------- ----------------------- -------------------- ---------------------- -----------------------------
                                                % of Total
                          Number of            Options/SARS
                    Securities Underlying       Granted to
                         Options/SARS          Employees in        Exercise or Base              Expiration
       Name              Granted (#)            Fiscal Year          Price ($/Sh)                   Date
------------------- ----------------------- -------------------- ---------------------- -----------------------------
   Hans-Joachim
    Skrobanek                 0                      0                    N/A                        -
------------------- ----------------------- -------------------- ---------------------- -----------------------------
 James Samuelson           937,777                 100%                  $0.22                   3/12/2014
------------------- ----------------------- -------------------- ---------------------- -----------------------------
  Allan Klepfisz              0                      0                    N/A                        -
------------------- ----------------------- -------------------- ---------------------- -----------------------------

The following table sets forth certain information with respect to options exercised during the fiscal year ended December 31, 2004 by the Named Executive Officers and with respect to unexercised options held by such persons at December 31, 2004.

                             AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                                         AND FY-END OPTION/SAR VALUES

------------------------------------- ----------------------------------- -----------------------------------
                                         Number of Shares Underlying      Value of Unexercised In-The-Money
                                          Unexercised Options as of             Options/SARs as of
                                            December 31, 2004 (#)               December 31, 2004 ($)
                Name                      Exercisable/Unexercisable            Exercisable/Unexercisable
------------------------------------- ----------------------------------- -----------------------------------
       Hans-Joachim Skrobanek                  100,000/100,000                           0/0
------------------------------------- ----------------------------------- -----------------------------------
          James Samuelson                        1,037,777/0                             0/0
------------------------------------- ----------------------------------- -----------------------------------
           Allan Klepfisz                            0/0                                 0/0
------------------------------------- ----------------------------------- -----------------------------------

EMPLOYMENT CONTRACTS

We have no formal employment contracts with the Named Executive Officers. Mr. Samuelson, our Vice President, Chief Financial Officer and Secretary and a Director, has an arrangement with us that entitles Mr. Samuelson to an annual base salary of $175,00 per annum and a $12,500 quarterly bonus subject to certain activities being completed.

Mr. Klepfisz, our President, Chief Executive Officer and a Director has an arrangement with us that entitles Mr. Klepfisz to an annual base salary of $275,000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On July 8, 2004, we entered into a consulting agreement with Allan Klepfisz pursuant to which we issued to Mr. Klepfisz 2,337,500 shares of our common stock, with a value of $352,750, for consulting services performed by Mr. Klepfisz between November 1, 2002 and July 8, 2004 and for further services to be performed by Mr. Klepfisz up to the date of our acquisition of LTDN, which occurred on December 15, 2004. On July 8, 2004, we entered into a consulting agreement with Chai Ong pursuant to which we issued to Mr. Ong 1,700,000 shares of our common stock, with a value of $255,000, for consulting services performed by Mr. Ong between November 1, 2002 and July 8, 2004 and for further services to be performed by Mr. Ong up to the date of our acquisition of LTDN, which occurred on December 15, 2004. In February 2005, we issued 380,952 shares of our common stock to Mr. Ong in connection with consulting services provided to us by Mr. Ong. Our subsidiary, LTDN, owes Mr. Klepfisz $1,020,719 related to advances made by him over the three year period ended December 31, 2004. This obligation is payable on demand and does not provide for interest.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file certain reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission. Such officers, directors, and 10% stockholders are also required to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of copies of Forms 3 and 4 and any amendments furnished to us pursuant to Rule 16a-3(e) and Forms 5 and any amendments furnished to us with respect to the 2004 fiscal year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-B stating that no Forms 5 were required, we believe that, during the 2004 fiscal year, James Samuelson, our Chief Financial Officer and a Director, is currently delinquent in filing Form 4s with respect to securities he acquired during such year.


                          STOCKHOLDER PROPOSALS FOR THE
                               2006 ANNUAL MEETING

A stockholder who wishes to submit a proposal pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 for inclusion in our proxy statement for our 2006 annual meeting must submit the same to us on or before April 26, 2006, and must otherwise comply with the requirements of such Rule 14-8.

A stockholder who wishes to nominate a person for election as a director or propose other business at an annual meeting must also comply with the procedures specified in our by-laws. Under our by-laws, no nominations of individuals for election as directors or other business may be brought before our annual meeting except as specified in the notice of the meeting or as otherwise brought before the meeting by or at the direction of our Board of Directors or by a stockholder entitled to vote who has delivered written notice to us (containing certain information contained in our by-laws) not less than 90 or more than 120 days prior to the first anniversary of the preceding year's annual meeting. Assuming the 2006 annual meeting is held on schedule, the notice must be delivered no later than June 29, 2006, nor earlier than May 30, 2006. In the event that the date of the annual meeting is more than 30 calendar days before or more than 60 calendar days after such anniversary date, notice by a stockholder to be timely must be so delivered not earlier than the close of business on the 120th calendar day prior to such annual meeting but not later than the close of business on the later of the 90th calendar day prior to such annual meeting or the 10th calendar day following the calendar day on which public announcement of the date of such meeting is first made by us.

All stockholder proposals should be marked for the attention of our Chief Executive Officer, Allan Klepfisz, c/o Advanced Technology Industries, Inc., 211 Madison Avenue, Apt. 28B, New York, N.Y. 10016


                                             BY ORDER OF THE BOARD OF DIRECTORS
                                             /s/ Allan Klepfisz
                                              -----------------------
                                             Allan Klepfisz
                                             Chief Executive Officer
New York, NY
August 23, 2005

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

               INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm             F-2

Consolidated Balance Sheet At December 31, 2004                     F-3

Consolidated Statements of Operations For the Years Ended
December 31, 2004 and 2003 and For the period from Inception
(October 31, 1999) to December 31, 2004                             F-4

Consolidated Statements of Stockholders' (Deficiency) For the
period from Inception (October 31, 1999) to December 31, 2004       F-5 to F-8

Consolidated Statements of Cash Flows For the Years Ended
December 31, 2004 and 2003 and For the period from Inception
(October 31, 1999) to December 31, 2004                             F-9

Notes to the Consolidated Financial Statements                      F-10 to F-35



INDEX TO QUARTERLY (JUNE 30, 2005) UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Condensed Consolidated Balance Sheet (Unaudited) At June 30, 2005   F-36

Condensed Consolidated Statements Of Operations (Unaudited)
For the Six Months Ended June 30, 2005 and 2004
For the Period from Inception (October 1, 1999) to June 30, 2005    F-37

Condensed Consolidated Statements Of Stockholders' Deficiency
(Unaudited) For the Six Months Ended June 30, 2005                  F-38

Condensed Consolidated Statements Of Cash Flows (Unaudited)
For the Six Months Ended June 30, 2005 and 2004
For the Period from Inception (October 1, 1999) to June 30, 2005    F-39 to F-40

Notes To Condensed Consolidated Financial Statements (Unaudited)    F-41 to F-62

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Advanced Technology Industries, Inc.

We have audited the accompanying consolidated balance sheets of Advanced Technology Industries, Inc. and Subsidiaries (a development stage company commencing October 1, 1999) (the "Company") as of December 31, 2004 and the related consolidated statements of operations, stockholders' deficiency, and cash flows for the years ended December 31, 2004 and 2003 and for the period from inception (October 1, 1999) to December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the effectives of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Advanced Technology Industries, Inc. and Subsidiaries as of December 31, 2004 and the results of their operations and their cash flows for the years ended December 31, 2004 and 2003 and for the period from inception (October 1, 1999) to December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the consolidated financial statements, the Company incurred net losses of $28,547,734 and $2,459,819 during the years ended December 31, 2004 and 2003, respectively. As of December 31, 2004, the Company had a working capital deficiency of $8,764,720. These conditions raise substantial doubt about the Company's ability to continue as a going-concern. Management's plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Marcum & Kliegman LLP
-------------------------------
Marcum & Kliegman LLP

New York, New York
May 27, 2005

                  ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                              (A Development Stage Company)

                               CONSOLIDATED BALANCE SHEET
                                    DECEMBER 31, 2004

                                         ASSETS

Current Assets:
     Cash and cash equivalents                                              $     49,862
     Prepaid expenses and other current assets                                   228,689
                                                                            ------------
         Total Current Assets                                                    278,551

Property and equipment, net                                                      118,262

Note receivable                                                                  229,640

Other assets                                                                      13,205

Capitalized software                                                             479,376

Due from related parties                                                          96,606
                                                                            ------------
         TOTAL ASSETS                                                       $  1,215,640
                                                                            ============

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES:
     Loans payable                                                          $  1,013,517
     Notes payable - related party                                               150,000
     Accrued liabilities, including $1,307,103 due to related parties          6,689,980
     Due to related parties                                                    1,189,774
                                                                            ------------
         TOTAL LIABILITIES                                                     9,043,271
                                                                            ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIENCY:
     Preferred stock - $.001 par value; 1,000,000 shares authorized;
         257,889 shares issued and outstanding                                       205
     Common stock - $.0001 par value; 100,000,000 shares authorized;
         83,931,775 shares issued and outstanding                                  8,393
     Additional paid-in capital                                               31,291,209
     Accumulated other comprehensive loss                                       (433,723)
     Deficit accumulated during the development stage                        (38,693,715)
                                                                            ------------

         TOTAL STOCKHOLDERS' DEFICIENCY                                       (7,827,631)
                                                                            ------------

         TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY                     $  1,215,640
                                                                            ============

 The accompanying notes are an integral part of these consolidated financial statements.


                                          F-3



                              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                                          (A DEVELOPMENT STAGE COMPANY)

                                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                                    For the Period
                                                                                                    From Inception
                                                                                                   (October 1, 1999)
                                                                      For the Years Ended              Through
                                                                           December 31,              December 31,
                                                                       2004             2003             2004
                                                                  -------------    -------------    -------------
REVENUES                                                           $         --     $         --    $       9,862

COSTS AND EXPENSES:
   Research and development                                             558,249          800,953        1,359,202
   In-process research and development                               23,224,695               --       23,224,695
   Compensatory element of stock issuances pursuant to
      consulting, professional and other agreements                   3,668,637          458,954        5,401,264
   Consulting fees                                                      497,172          432,943        2,295,210
   Other general and administrative expenses                            520,259          619,303        5,931,910
   Depreciation and amortization expense                                 31,089           62,151          257,733
   Interest and amortization of debt issuance costs                      14,745           52,051          117,125
   Other expenses                                                        32,888           33,464          116,438
                                                                  -------------    -------------    -------------

      TOTAL COSTS AND EXPENSES                                       28,547,734       (2,459,819)      38,703,577
                                                                  -------------    -------------    -------------

NET LOSS                                                          $ (28,547,734)   $  (2,459,819)   $ (38,693,715)
                                                                  =============    =============    =============

Basic and diluted loss per common share                           $        (.52)   $        (.06)
                                                                  =============    =============

Weighted average shares used in basic and diluted loss per
   common share                                                      54,892,590       39,424,551
                                                                  =============    =============


             The accompanying notes are an integral part of these consolidated financial statements.


                                                       F-4



                                       ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                        CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY
                                             FROM OCTOBER 1, 1999 TO DECEMBER 31, 2004

                                                                                                                     Additional
                                               Per Share          Common Stock               Preferred Stock          Paid-in
                                                 Amount        Shares        Amount        Shares        Amount       Capital
                                              -----------   -----------   -----------   -----------   -----------   -----------
Period from Inception
   (October 1, 1999) through
   December 31, 1999                                                 --    $       --            --    $       --    $       --

Issuance of founders shares                   $       .01            --            --        52,014            --           487

Net loss                                               --            --            --            --            --            --
                                              -----------   -----------   -----------   -----------   -----------   -----------
Balance at 12/31/99                                                  --            --        52,014            --           487

Issuance of common stock for cash             $    174.47            --            --         8,310             8     1,449,788
Issuance of common stock for services         $     35.27            --            --         3,640             4       128,390
Subscription receivable                                              --            --            --            --            --
Net loss                                                             --            --            --            --            --
Foreign currency translation adjustment                              --            --            --            --            --

   Comprehensive loss                                                --            --            --            --            --
                                              -----------   -----------   -----------   -----------   -----------   -----------
Balance at December 31, 2000                                         --            --        63,964            12     1,578,665

Issuance of common stock for cash             $    252.29            --            --         8,140             8     2,053,695
Issuance of common stock for services         $    503.35            --            --         2,080             1     1,046,999
Subscription receivable                                              --            --            --            --            --
Net loss                                                             --            --            --            --            --
Foreign currency translation adjustment                              --            --            --            --            --

   Comprehensive loss                                                --            --            --            --            --
                                              -----------   -----------   -----------   -----------   -----------   -----------

Balance at December 31, 2001                                         --    $       --        74,184   $        21   $ 4,679,359
                                              ===========   ===========   ===========   ===========   ===========   ===========


                   The common stock of LTDN has been retroactively restated to reflect the recapitalization and merger transactions discussed in Note 1.

                      The accompanying notes are an integral part of these consolidated financial statements.


                                                               F-5



                                       ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                        CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY
                                       FROM OCTOBER 1, 1999 TO DECEMBER 31, 2004 (CONTINUED)

                                                                    Accumulated     Accumulated         Total
                                    Receivable                         Other       Deficit During   Stockholders
                                    on Sale of        Unearned     Comprehensive  the Development      Equity        Comprehensive
                                       Stock        Compensation   Income (Loss)       Stage        (Deficiency)         Loss
                                  -------------    -------------   -------------   -------------    -------------    -------------
Period from Inception
  (October 1, 1999)
  through December 31, 1999       $          --    $          --   $          -- $            --      $        --     $         --

Issuance of founders shares                  --               --              --              --              487               --
Net Loss                                     --               --              --            (483)            (483)            (483)
                                  -------------    -------------   -------------   -------------    -------------    -------------
Balance at 12/31/99                          --               --              --            (483)               4               --

Issuance of common stock for cash            --               --              --              --        1,449,796               --
Issuance of common stock for
  services                                   --               --              --              --          128,394               --
Subscription receivable                 (65,000)              --              --              --          (65,000)              --
Net loss                                     --               --              --      (1,877,614)      (1,877,614)      (1,877,614)
Foreign currency translation
  adjustment                                 --               --           2,391              --            2,391            2,391
Comprehensive loss                           --               --              --              --               --       (1,875,223)
                                  -------------    -------------   -------------   -------------    -------------    -------------
Balance at December 31, 2000            (65,000)                              --           2,391       (1,878,097)        (362,029)

Issuance of common stock for cash            --               --              --              --        2,053,703               --
Issuance of common stock for
  services                                   --               --              --              --        1,047,000               --
Subscription receivable                  65,000               --              --              --           65,000               --
Net loss                                     --               --              --      (2,983,450)      (2,983,450)      (2,983,450)
Foreign currency translation
  adjustment                                 --               --          51,020              --           51,020           51,020
Comprehensive loss                           --               --              --              --               --       (2,932,430)
                                  -------------    -------------   -------------   -------------    -------------    -------------
Balance at December 31, 2001      $          --    $          --   $      53,411   $  (4,861,547)   $    (128,756)
                                  =============    =============   =============   =============    =============    =============

                   The common stock of LTDN has been retroactively restated to reflect the recapitalization and merger transactions discussed in Note 1.

                      The accompanying notes are an integral part of these consolidated financial statements.


                                                               F-6



                                       ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                        CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY
                                             FROM OCTOBER 1, 1999 TO DECEMBER 31, 2004


                                               Per Share          Common Stock               Preferred Stock           Paid-in
                                                 Amount       Shares         Amount        Shares        Amount        Capital
                                              -----------   -----------   -----------   -----------   -----------    -----------
Balance at December 31, 2001                                         --    $       --        74,184   $        21    $ 4,679,359

Issuance of common stock for cash             $    197.75            --            --        13,626            --      2,694,254
Issuance of common stock for services         $     52.32            --            --         8,446             8        441,833
Net loss                                                             --            --            --            --             --
Foreign currency translation adjustment                              --            --            --            --             --

   Comprehensive loss                                                --            --            --            --             --
                                              -----------   -----------   -----------   -----------   -----------    -----------

Balance at December 31, 2002                                         --            --        96,254            29      7,815,446

Issuance of common stock for cash             $    168.09            --            --         2,203            16        370,351
Issuance of common stock for services         $     68.99            --            --         7,595             8        523,965
Net loss                                                             --            --            --            --             --
Amortization of unearned compensation                                --            --            --            --             --
Foreign currency translation adjustment                              --            --            --            --             --

   Comprehensive loss                                                --            --            --            --             --
                                              -----------   -----------   -----------   -----------   -----------    -----------

Balance at December 31, 2003                                         --            --       106,052            53      8,709,762

Issuance of common stock for cash             $     51.67            --            --        63,659            64      3,288,885
Offering costs                                                       --            --            --            --       (125,000)
Issuance of common stock for services         $     90.23            --            --        36,125            36      3,259,533
Conversion of debt                                                   --            --         2,053             2        224,817
Issuance of stock to stockholders of ATI      $    109.51    83,931,775         8,393        50,000            50
                                                                                                                      15,933,212
Net loss                                                             --            --            --            --             --
Amortization of unearned compensation                                --            --            --            --             --
Foreign currency translation adjustment                              --            --            --            --             --
   Comprehensive loss                                                --            --            --            --             --
                                              -----------   -----------   -----------   -----------   -----------    -----------

Balance at December 31, 2004                                 83,931,775   $     8,393       257,889   $       205    $31,291,209
                                              ===========   ===========   ===========   ===========   ===========    ===========


                   The common stock of LTDN has been retroactively restated to reflect the recapitalization and merger transactions discussed in Note 1.

                      The accompanying notes are an integral part of these consolidated financial statements.


                                                               F-7



                                       ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                        CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY
                                       FROM OCTOBER 1, 1999 TO DECEMBER 31, 2004 (CONTINUED)

                                                                      Accumulated      Accumulated       Total
                                        Receivable                        Other       Deficit During  Stockholders
                                        on Sale of      Unearned      Comprehensive  the Development     Equity       Comprehensive
                                           Stock      Compensation    Income (Loss)       Stage       (Deficiency)        Loss
                                       ------------   ------------    ------------    ------------    ------------    ------------
Balance at December 31, 2001              $      --  $          --    $     53,411    $ (4,861,547)   $   (128,756)   $         --

Issuance of common stock for cash                --             --              --              --       2,694,254              --
Issuance of common stock for
  services                                       --       (344,157)             --              --          97,684              --
Net Loss                                         --             --              --      (2,824,849)     (2,824,849)     (2,824,849)
Foreign currency translation
  adjustment                                     --             --        (162,210)             --       (162,2100        (162,210)
Comprehensive loss                               --             --              --              --              --       2,987,059
                                       ------------   ------------    ------------    ------------    ------------    ------------
Balance at December 31, 2002                     --       (344,157)       (108,799)     (7,686,396)       (323,877)             --

Issuance of common stock for cash                --             --              --              --         370,367              --
Issuance of common stock for
  services                                       --       (523,973)             --              --              --              --
Net loss                                         --             --              --      (2,459,819)     (2,459,819)     (2,459,819)
Amortization of unearned
compensation                                     --        458,948              --              --         458,948              --
Foreign currency translation
  adjustment                                     --             --        (160,901)             --        (160,901)       (160,901)
Comprehensive loss                               --             --              --              --              --       2,620,720
                                       ------------   ------------    ------------    ------------    ------------    ------------
Balance at December 31, 2003                                    --        (409,182)       (269,700)    (10,146,215)     (2,115,282)

Issuance of common stock for cash                --             --              --              --       3,288,949              --
Offering costs                                   --             --              --              --        (125,000)             --
Issuance of common stock for
  services                                       --     (3,259,569)             --             234             234              --
Conversion of debt                               --             --              --              --         224,819              --
Issuance of stock to stockholders
of
  ATI                                            --             --              --              --      15,941,655              --
Net loss                                         --             --              --     (28,547,734)    (28,547,734)    (28,547,734)
Amortization of unearned
  compensation                                    -      3,668,751              --              --       3,668,751              --
Foreign currency translation
  adjustment                                     --             --        (164,023)             --        (164,023)       (164,023)
Comprehensive loss                               --             --              --              --              --     (28,711,757)
                                       ------------   ------------    ------------    ------------    ------------    ------------
Balance at December 31, 2004           $         --   $         --    $   (433,723)   $(38,693,715)   $ (7,827,631)             --
                                       ============   ============    ============    ============    ============    ============


                   The common stock of LTDN has been retroactively restated to reflect the recapitalization and merger transactions discussed in Note 1.

                      The accompanying notes are an integral part of these consolidated financial statements.


                                                               F-8



                           ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                                       (A DEVELOPMENT STAGE COMPANY)
                                   CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                             For the Period
                                                                                             From Inception
                                                                                            (October 1, 1999)
                                                              For the Years Ended               Through
                                                                  December 31,                December 31,
                                                              2004              2003              2004
                                                         --------------    --------------    --------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                              $  (28,547,734)   $   (2,459,819)   $  (38,693,715)
   Adjustments to reconcile net loss to net cash
     used in operating activities:
       Acquired-in process technology                        23,224,695                --        23,224,695
       Stock-based compensation                               3,668,637           458,954         5,401,264
       Depreciation and amortization                             31,089            62,151           257,733
       Non-cash charges for consulting services                 240,000           230,000           470,000
       Write-off of fixed assets                                 11,068                --            11,068
   Changes in Operating Assets and Liabilities:
     Prepaid expenses and other current assets                   (9,176)          (93,356)         (161,100)
     Other assets                                               (13,205)              557           (13,205)
     Accrued liabilities                                       (280,689)          605,129           684,387
                                                         --------------    --------------    --------------

     Net Cash Used in Operating Activities                   (1,675,315)       (1,196,384)       (8,818,873)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of ATI Stock                                 300,000           160,000           460,000
Capitalized software                                           (249,558)         (229,819)         (479,376)
Advances to ATI prior to merger                              (1,428,000)         (720,566)       (2,443,619)
Capital expenditures                                                 --           (41,742)         (317,467)
                                                         --------------    --------------    --------------

     Net Cash Used in Investing Activities                   (1,377,558)         (832,127)       (2,780,462)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock                        3,288,949           370,366         9,857,068
Proceeds from loans                                             191,181           517,464           886,903
Repayment of loans                                              (74,999)               --           (78,954)
Due from (to) related parties, net                             (361,449)        1,160,452           984,180
                                                         --------------    --------------    --------------

     Net Cash Provided by Financing Activities                3,043,682         2,048,282        11,649,197

(Decrease) Increase in Cash                                      (9,191)           19,771            49,862
Cash - Beginning of Year                                         59,053            39,282                --
                                                         --------------    --------------    --------------
Cash - End of Year                                       $       49,862    $       59,053    $       49,862
                                                         ==============    ==============    ==============
Supplementary disclosure of Cash Flows Information:
Interest paid                                            $           --    $           --    $           --
                                                         ==============    ==============    ==============
Income taxes paid                                        $           --    $           --    $           --
                                                         ==============    ==============    ==============
Non-Cash Investing and Financing Transactions:
Conversion of debt and related interest                  $      224,819    $           --    $      224,819
                                                         ==============    ==============    ==============
Conversion of advances to affiliate                      $      130,000    $      925,000    $    1,055,000
                                                         ==============    ==============    ==============
Offering costs satisfied by transfer of ATI stock        $     (125,000)   $           --    $     (125,000)
                                                         ==============    ==============    ==============

In addition, see Note 3 for details related to the acquisition of ATI.

          The accompanying notes are an integral part of these consolidated financial statements.


                                                    F-9

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BUSINESS AND REVERSE MERGER

Reverse Merger
--------------

On December 15, 2004 (the "Closing Date"), Advanced Technology Industries, Inc. ("ATI") consummated the acquisition of all of the issued and outstanding shares of capital stock of LTDnetwork, Inc., a Delaware corporation ("LTDN"). LTDN and ATI collectively are referred to as "the Company".

LTDN and its wholly-owned Australian subsidiary LTDnetwork PTY LTD ("LTD PTY") are development stage companies and their efforts have been primarily devoted to technology identification and acquisition, research and development and raising capital. LTDN and LTDPTY, specialize in the development of innovative technologies, software and services for online e-tailers, advertising, media and marketing companies.

The acquisition was consummated pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of August 11, 2004, among ATI, LTDN and LTDN acquisition Corp., a Delaware corporation and a wholly owned subsidiary of ATI ("Acquisition Sub"), as amended by the First Amendment thereto, dated as of December 15, 2004, among ATI, LTDN and Acquisition Sub. Such acquisition was effected pursuant to a merger (the "Merger") of LTDN with and into Acquisition Sub. Pursuant to the terms of the Merger, ATI issued to the stockholders of LTDN consideration (the "Merger Consideration") consisting of (i) 207,889 shares of Series A Convertible Preferred Stock, of ATI ("Series A Preferred Stock") and
(ii) warrants (the "Warrants") to purchase 473,350 shares of Series A Preferred Stock at an exercise price of $16.33 per share. The exercise period with respect to 25% of the aggregate Warrants will expire on each of May 15, 2005, June 15, 2005, July 15, 2005 and August 15, 2005.

As part of the Merger, 10,394 shares of Series A Preferred Stock and 23,668 Warrants are being held in escrow pending the receipt by ATI's Chief Financial Officer, of a statement, certified by the accountants of LTDN, setting forth the amount of liabilities and cash on LTDN's balance sheet as of the Closing Date. If the difference between such cash and liabilities is less than such amount certified by LTDN's officers on the Closing Date, then based on such difference a certain number of the shares of Series A Preferred Stock held in escrow will be cancelled, and a number of additional newly issued Warrants equal to such cancelled shares of Series A Preferred Stock, all the remaining escrowed shares of Series A Convertible Preferred Stock not so cancelled and all the escrowed Warrants will be issued to the stockholders of LTDN. If the difference between such cash and liabilities is greater than the amount certified by LTDN's officers on the Closing Date, then based on such difference additional shares of Series A Preferred Stock will be issued to the stockholders of LTDN, a number of Warrants equal to such number of issued shares of Series A Preferred Stock will be cancelled and any remaining escrowed Warrants not so cancelled and all escrowed shares of Series A Preferred Stock will be issued to the stockholders of LTDN. This matter was settled in July 2005 (see Note 11)

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - BUSINESS AND REVERSE MERGER (CONTINUED)

Reverse Merger (Continued)
--------------------------

The terms of the Series A Preferred Stock provide that each share of Series A Preferred Stock will automatically convert into 400 shares of common stock, of ATI ("Common Stock") if the holders of Common Stock approve an amendment (the "Certificate of Incorporation Amendment") to ATI's certificate of incorporation to increase its authorized capital stock from 100,000,000 shares to at least 500,000,000 shares. While the holders of Series A Preferred Stock can vote with the holders of Common Stock on all matters on an as converted basis, such holders of Series A Preferred Stock will not be entitled to vote on the approval of the Certificate of Incorporation Amendment. ATI intends to seek approval for the Certificate of Incorporation Amendment at a special meeting of the stockholders currently anticipated to be held in the third quarter of 2005. If the Certificate of Incorporation Amendment is approved, the shares of Series A Preferred Stock will be automatically converted into an aggregate of 83,155,600 shares of Common Stock and the Warrants will be exercisable for an aggregate of 189,340,000 shares of Common Stock. Such amounts are subject to adjustment as described in the proceeding paragraph

ATI has agreed to file a registration statement with the Securities and Exchange Commission relating to the resale of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock issued in the Merger within 90 days following the later (the "Trigger Date") of (a) the date the Certificate of Incorporation Amendment is filed with the Delaware Secretary of State and (b) the date ATI receives the audited financial statements of LTDN. In addition, ATI has agreed to use its reasonable efforts to cause such registration statement to be declared effective within 180 days of the Trigger Date. In the event that the Certificate of Incorporation Amendment is not filed by the later of (x) December 15, 2005 and (b) the date ATI receives the audited financial statements of LTDN, ATI has agreed to register the shares of Series A Preferred Stock issued in the Merger. ATI has agreed to keep any such registration statement effective until the earliest of (a) the sale of all securities eligible to be sold thereunder,
(b) the expiration of the period referred to in Rule 144(k) under the Securities Act and (c) two years from the effective date of such registration statement.

After the merger, ATI's President resigned as the President and as a member of the Board of Directors of ATI and the Board of Directors voted to expand the number of directors from 3 to 4. The Board of Directors appointed Allan Klepfisz, Chai Ong and Arie Baalbergen as directors, each to serve until the next annual meeting of ATI's stockholders. Each of Allan Klepfisz, Chai Ong and Arie Baalbergen are directors of LTDN. Immediately following the Merger, Allan Klepfisz was elected as the Chief Executive Officer and President of ATI.

Because the former stockholders of LTDN own a majority of the merged company and the LTDN management controls the Board of Directors of the merged company, this transaction has been accounted for as a reverse merger with LTDN as the acquirer of ATI (See Note 3). The accompanying consolidated financial statements of the Company reflect the historical results of LTDN, and the consolidated results of operations of ATI subsequent to the acquisition date of December 15, 2004.

The common stock of LTDN has been retroactively restated to reflect the recapitalization and merger transactions discussed above.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BUSINESS AND REVERSE MERGER (CONTINUED)

Organization And Description Of ATI
-----------------------------------

ATI was incorporated under the laws of the State of Delaware on October 25, 1999. ATI was organized to identify, assess and commercialize technologies introduced and developed by scientists throughout the world with particular emphasis on technologies originating in Russia, Germany and Israel. The Company is considered a development stage enterprise as defined in financial Accounting Standards Board ("FASB") Statement No. 7, Accounting and Reporting for Development Stage Companies. There is no assurance that commercially successful products will be developed, nor that the Company will achieve a profitable level of operations.

During December of 1999, ATI acquired all of the outstanding capital stock of Cetoni Umwelttechnologie Entwicklungs Gmbh ("Cetoni"), a German-based design and engineering firm focused on developing and patenting technologies and products for the consumer market. Cetoni is a development-stage company and as such has generated nominal revenue or no earnings from operations.

On August 22, 2000, ATI entered into a joint agreement with Nurescell US, a Nevada corporation, to form a German company named Nurescell AG. At the time of this agreement, ATI Nuklear AG was owned 51% by Nurescell US and 49% by ATI. During June 2001, ATI acquired the remaining 51% interest in Nurescell AG and during July 2001, Nurescell AG changed its name to ATI Nuklear AG ("ATI Nuklear"). ATI Nuklear is a development-stage company focused on development of nuclear waste remediation technologies. Since inception, ATI Nuklear has had no revenues or earnings from operations.

On June 8, 2001, ATI formed a new entity, Reseal, Ltd., ("Reseal") which was incorporated under the laws of the State of Delaware. Reseal is a development-stage company organized to commercialize its proprietary "resealable" packaging systems technology. Reseal, LTD has had no revenues or earnings from operations.

On December 13, 2004, ATI entered into, and consummated the acquisitions contemplated by, the Stock and Intellectual Property Purchase Agreement (the "Stock and Intellectual Property Purchase Agreement") with Alice Schlattl, Schlattl GBR, Claudia Schreiner, Susanne Schlattl and Ralph Schlattl. Pursuant to the Stock and Intellectual Property Purchase Agreement, ATI purchased (a) Alfa-Pro Products GmbH ("Alfa-Pro") from Alice Schlattl in consideration for 43,600 shares of Series A Preferred Stock and $90,000, such cash amount to be paid within 180 days of December 13, 2004, and (b) certain intellectual property rights from Schlattl GBR in consideration for 6,400 shares of Series A Preferred Stock. The Series A Preferred Stock issued in connection with this transaction is convertible into 20 million shares of Common Stock. As a result of the acquisition of Alfa-Pro and such intellectual property rights, ATI obtained the intellectual property rights to over 40 consumer products. Such products are in varying stages of the development process and none have yet been commercialized.

In connection with an oral agreement, ATI has agreed to acquire the rights to certain in-process technologies now held by a German Bank, for an estimated purchase price of $500,000 payable in cash and/or Common Stock. Management of ATI has indicated that this transaction is expected to close during the year ended December 31, 2005 although there is no assurance it will be consummated. During the year ended December 31, 2004, LTDN paid $352,089 to the German bank as part of this oral agreement.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BUSINESS AND REVERSE MERGER (CONTINUED)

Going-Concern And Management's Plan
-----------------------------------

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. However, as shown in the accompanying consolidated financial statements, the Company has incurred losses from operations since inception. Management anticipates incurring substantial additional losses in 2005. Further, the Company may incur additional losses thereafter, depending on its ability to generate revenues from the licensing or sale of its technologies and products, or to enter into any or a sufficient number of joint ventures. The Company has no revenue to date. There is no assurance that the Company can successfully commercialize any of its technologies and products and realize any revenues there from. The Company's technologies and products have never been utilized on a large-scale commercial basis and there is no assurance that any of its technologies or products will receive market acceptance. There is no assurance that the Company can continue to identify and acquire new technologies. As of December 31, 2004, the Company had an accumulated deficit since inception of $38,693,715 and a working capital deficiency and stockholder's deficiency of $8,764,720 and $7,827,631, respectively. In addition the Company is delinquent in paying its payroll taxes in Germany and Australia at December 31, 2004 in the amounts of approximately $199,800 and $218,400, respectively

Management's business plan will require additional financing.

While no assurance can be given, management believes the Company can raise adequate capital to keep the Company functioning during 2005. No assurance can be given that the Company can obtain additional working capital, or if obtained, that such funding will not cause substantial dilution to shareholders of the Company. If the Company is unable to raise additional funds, it may be forced to change or delay its contemplated marketing and business plans. Between March 1, 2005 and May 18, 2005, the Company has raised from various financing sources approximately $900,000 through the issuance of convertible debt securities ("Debentures") and warrants ("Debenture Warrants") to purchase 12,857,142 shares of Common Stock.

Being a development stage company, the Company is subject to all the risks inherent in the establishment of a new enterprise and the marketing and manufacturing of a new product, many of which risks are beyond the control of the Company. All of the factors discussed above raise substantial doubt about the Company's ability to continue as a going concern.

These consolidated financial statements do not include any adjustments relating to the recoverability of recorded asset amounts that might be necessary as a result of the above uncertainty.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles Of Consolidation
---------------------------

The consolidated financial statements include the accounts of LDTN and its subsidiaries and ATI and all of its wholly-owned and its majority-owned subsidiaries commencing with the acquisition date of December 15, 2004. All significant intercompany accounts and transactions have been eliminated in consolidation. Investments in unconsolidated affiliates are accounted for using the equity method when the Company owns at least 20%, but no more than 50% of such affiliates and under the cost method when the Company owns less than 20%. Under the equity method, the Company records its proportionate shares of profits and losses based on its percentage interest in earnings.

Use Of Estimates
----------------

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Equity Method Of Accounting For Unconsolidated Affiliates
---------------------------------------------------------

At December 31, 2004, investments in companies accounted for under the equity method consist of the following inactive foreign development-stage technology companies:

                                           %               Country of
                                         Owned             Operations
Flexitech, Ltd.                          20.00%              Israel
Pirocat, Ltd.                            20.00%              Israel
Sibconvers                               50.00%              Russia
Container Engineering, Ltd               50.00%              Russia

The Company does not have sufficient control over management, the board of directors or financial matters and accordingly the Company does not consolidate such entities. The above companies do not have any revenue nor any significant assets, liabilities, commitments and contingencies. The Company's carrying values in these equity-method investments is zero as of December 31, 2004.

Fair Value Of Financial Instruments
-----------------------------------

The recorded carrying values of accounts receivable, accounts payable and other long-term obligations approximate the fair value of such financial instruments.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Cash And Cash Equivalents
-------------------------

For purposes of the statement of cash flows, the Company considers all short-term investments with original maturities of three months or less when purchased to be cash equivalents. The Company had no cash equivalents as of December 31, 2004.

Concentration Of Credit Risk
----------------------------

The Company places its cash in what it believes to be creditworthy financial institutions. However, cash balances may exceed FDIC insured levels at various times during the year.

Property And Equipment
----------------------

Property and equipment are stated at cost, less accumulated depreciation and amortization. Depreciation is provided on a straight-line basis over the estimated useful lives of the related assets, generally two to ten years.

Amortization of leasehold improvements is provided on a straight-line basis over the lesser of the estimated useful lives of the improvements or the initial term of the lease. Gain or loss is recognized upon sale or other disposition of property and equipment.

Major repairs or replacements of property, plant and equipment are capitalized. Maintenance, repairs and minor replacements are charged to operations as incurred.

Impairment Of Long-Lived Assets
-------------------------------

In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal On Long-Lived Assets," the Company reviews the carrying amount of long-lived assets on a regular basis for the existence of facts or circumstances, both internally and externally, that suggest impairment. The Company determines if the carrying amount of a long-lived asset is impaired based on anticipated undiscounted cash flows before interest from the use of the asset. In the event of impairment, a loss is recognized based on the amount by which the carrying amount exceeds the fair value of the asset. Fair value is determined based on appraised value of the assets or the anticipated cash flows from the use of the asset, discounted at a rate commensurate with the risk involved.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes
------------

Deferred taxes represent the tax effects of differences between the financial reporting and tax bases of the Company's assets and liabilities at the enacted tax rates in effect for the years in which the differences are expected to reverse. The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. Income tax expense consists of the tax payable for the period and the change during the period in deferred tax assets and liabilities.

Revenue Recognition
-------------------

The Company expects that it will derive substantially all of its revenue from the sale, licensing and sub-licensing of its technologies and products. Revenue from the sale of technology will be recognized in the year of sale. Revenue from licensing and sub-licensing will be recognized in the periods when the fees have been earned.

Research And Development
------------------------

In accordance with SFAS No. 2 "Accounting for Research and Development Costs," all research and development ("R&D") costs are expensed when they are incurred, unless they are reimbursed under specific contracts. Assets used in R&D activity, such as machinery, equipment, facilities and patents that have alternative future use either in R&D activities or otherwise are capitalized. In connection with the merger of ATI and LTDN, $23,224,695 was allocated to in-process research and development costs and was charged to R&D costs during the period ended December 31, 2004.

Capitalized Software
--------------------

Capitalization of computer software development costs begins upon the establishment of technological feasibility. Technological feasibility for the Company's computer software is generally based upon achievement of a detail program design free of high risk development issues and the completion of research and development on the product hardware in which it is to be used. The establishment of technological feasibility and the ongoing assessment of recoverability of capitalized computer software development costs require considerable judgment by management with respect to certain external factors, including, but not limited to, technological feasibility, anticipated future gross revenue, estimated economic life and changes in software and hardware technology.

Amortization of capitalized computer software development costs commences when the related products become available for general release to customers. Amortization is provided on a product by product basis. The annual amortization is the greater of the amount computed using (a) the ratio that current gross revenue for a product bears to the total of current and anticipated future gross revenue for that product, or (b) the straight-line method over the remaining estimated economic life of the product.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Capitalized Software (Continued)
--------------------------------

The Company periodically performs reviews of the recoverability of such capitalized software development costs. At the time a determination is made that capitalized amounts are not recoverable based on the estimated cash flows to be generated from the applicable software, the capitalized costs of each software product is then valued at the lower of its remaining unamortized costs or net realizable value.

Amounts capitalized by LTDN during the years ended December 31, 2004 and 2003 totaled $249,558 and $229,819 respectively. There was no amortization expense for the years ended December 31, 2004 and 2003 as the software product was not placed into use as of December 31, 2004.

Comprehensive Income (Loss)
---------------------------

SFAS No. 130, "Accounting for Comprehensive Income," establishes standards for reporting and disclosure of comprehensive income and its components (including revenues, expenses, gains and losses) in a full set of general-purpose financial statements. The items of other comprehensive income that are typically required to be disclosed are foreign currency items, minimum pension liability adjustments, and unrealized gains and losses on certain investments in debt and equity securities.

Accumulated other comprehensive loss, at December 31, 2004, consists of foreign currency translation adjustments in the amount of $433,723.

Stock-Based Compensation
------------------------

The Company accounts for stock-based compensation for employees in accordance with Accounting Principals Board ("APB") No. 25 and Financial Interpretation No.
44. Stock and options granted to other parties in connection with providing goods and services to the Company are accounted for under the fair value method as prescribed by SFAS No. 123.

In December 2002, the Financial Accounting Standard Board ("FASB") issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure - an Amendment of SFAS Statement No. 123". This statement amends SFAS No. 123 to provide alternative methods of transition for a voluntary change to the fair value-based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148 also requires that those effects be disclosed more prominently by specifying the form, content, and location of those disclosures.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Stock-Based Compensation (Continued)
------------------------------------

The additional disclosures required by SFAS No. 148 are as follows:

                                                                          For the Years Ended
                                                                              December 31,
                                                                         2004             2003
                                                                     -------------    -------------
Net loss, as reported                                                $ (28,547,734)   $  (2,459,819)
Add: stock-based employee compensation expense
     Included in reported loss                                                  --               --

Less: Total stock-based employee compensation expense
     determined under the fair value-based method of all awards                 --               --
                                                                     -------------    -------------

Proforma net loss                                                    $ (28,547,734)   $  (2,459,819)
                                                                     =============    =============

Net loss per basic and diluted shares:
     As reported                                                     $        (.52)   $        (.06)
                                                                     =============    =============
     Proforma                                                        $        (.38)   $        (.06)
                                                                     =============    =============

Translation Of Foreign Currencies
---------------------------------

The U.S. dollar is the functional currency for all of the Company's businesses, except its operations in Australia and Europe. Foreign currency denominated assets and liabilities for these units are translated into U.S. dollars based on exchange rates prevailing at the end of each period presented, and revenues and expenses are translated at average exchange rates during the period presented. The effects of foreign exchange gains and losses arising from these translations of assets and liabilities are included as a component of equity.

Loss Per Share Of Common Stock
------------------------------

Basic net earnings (losses) per share of common stock are computed by dividing earnings (losses) available to common stockholders by the weighted average number of common shares outstanding during the periods presented.

Diluted net earnings (losses) per share reflects per share amounts that result if dilutive common stock equivalents are converted to common stock.

Common stock equivalents, consisting of convertible debt, convertible preferred stock, options and warrants, discussed in Note 8, were not included in the calculation of diluted loss per share because their inclusion would have had been anti-dilutive.

Basic and diluted loss per share have been calculated assuming the Series A Convertible Preferred Stock has been converted under the "if converted method". This was because each share of Series A Convertible Preferred Stock automatically converts into 400 shares of common stock upon the increase in authorized common shares to 500 million. The Company believes that it has the requisite votes to ratify this amendment.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Business Segment
----------------

SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information," establishes standards for the way public enterprises report information about operating segments in annual consolidated financial statements and requires reporting of selected information about operating segments in interim financial statements regarding products and services, geographical areas and major customers. The Company has determined that under SFAS No. 131, it operates in three geographic segments (see Note 10).

New Accounting Pronouncements
-----------------------------

In December 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123R, "Share-Based Payment." SFAS No. 123R eliminates the alternative to use APB No. 25's intrinsic value method of accounting that was provided in SFAS No 123 as originally issued. SFAS No. 123R requires entities to recognize the cost of employee services in exchange for awards of equity instruments based on the grant-date fair value of those awards (with limited exceptions). That cost will be recognized over the period during which the employee is required to provide the service in exchange for the award. No compensation cost is recognized for equity instruments for which employees do not render the requisite service. SFAS No. 123R requires entities to initially measure the cost of employee services received in exchange for an award of liability instruments based on its current fair value; the fair value of the award will be remeasured at each reporting date through the settlement date. Changes in fair value during the requisite service period will be recognized as compensation cost over that period. The grant date fair value of employee share options and similar instruments will be estimated using option-pricing models adjusted for the unique characteristics of those instruments. SFAS No. 123R is effective as of the beginning of the Company's fiscal year following December 15, 2005 (January 1, 2006). The adoption of SFAS No. 123R will have no effect on the Company's consolidated cash flows or financial position but will have an adverse effect on the Company's consolidated results of operations.

In December 2004, the FASB issued FAS No. 153, "Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29." This Statement eliminates the exception from fair value measurement for nonmonetary exchanges of similar productive assets in paragraph 21(b) of APB Opinion No. 29 and replaces it with an exception for exchanges that do not have commercial substance. This Statement specifies that a nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of this Statement are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of SFAS No. 153 is not expected to have a material impact on the Company's consolidated financial position, liquidity, or results of operations.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New Accounting Pronouncements (Continued)
-----------------------------------------

In April 2004, the EITF issued Statement No. 03-06 "Participating Securities and the Two-Class Method Under FASB Statement No. 128, Earnings Per Share" ("EITF 03-06"). EITF 03-06 addresses a number of questions regarding the computation of earnings per share by companies that have issued securities other than common stock that contractually entitle the holder to participate in dividends and earnings of the company when, and if, it declares dividends on its common stock. The issue also provides further guidance in applying the two-class method of calculating earnings per share, clarifying what constitutes a participating security and how to apply the two-class method of computing earnings per share once it is determined that a security is participating, including how to allocate undistributed earnings to such a security. EITF 03-06 is effective for fiscal periods beginning after March 31, 2004. The adoption of this statement did not have any effect on the Company's calculation of EPS.

In September 2004, the EITF issued statement EITF Issue No. 04-08, "The Effect of Contingently Convertible Debt on Diluted Earnings per Share" ("EITF 04-08"). Contingently convertible debt instruments are generally convertible into common shares of an issuer after the common stock price has exceeded a predetermined threshold for a specified period of time (the "market price contingency"). EITF 04-08 requires that shares issuable upon conversion of contingently convertible debt be included in diluted earnings per share computations regardless of whether the market price contingency contained in the debt instrument has been met. EITF 04-08 is effective for reporting periods ending after December 15, 2004 and requires restatement of prior periods to the extent applicable. The adoption of this statement is not expected to have an effect on the Company's calculation of EPS.

NOTE 3 - MERGER AND CONVERSION AGREEMENT

Merger Agreement - LTDN
-----------------------

On December 15, 2004, ATI consummated the acquisition of all of the issued and outstanding shares of capital stock of LTDN, through a Merger transaction discussed in Note 1.

Immediately after the merger, the stockholders of LTDN controlled a majority of the merged company's voting securities and LTDN management controlled the board of directors of the merged company. Accordingly, LTDN is considered to be the accounting acquirer in the transaction.

The total consideration for the acquisition of the ATI equity securities was determined as follows:

                                                                 No. of Shares       Amount
------------------------------------------------------------------------------------------------
Value of ATI common stock                                           83,931,775    $ 12,589,766
Value of ATI preferred stock, based upon a conversion rate
     of 400 of 1 conversion rate                                    20,000,000       3,000,000
Value of ATI options/warrants                                       15,589,766         351,889

     Total Purchase Price                                                         $ 15,941,655

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 3 - MERGER AND CONVERSION AGREEMENT (CONTINUED)

Merger Agreement - Ltdn (Continued)
-----------------------------------

The fair value used to value the ATI common stock was based on the quoted market price of ATI's common stock at the time the merger transaction was announced.

The fair value of the ATI options/warrants was determined using the Black-Scholes valuation model. To determine the fair value of these options/warrants, the following assumptions were used: expected volatility of 127.33%, risk-free interest rate of 3.250%, and expected life of four to ten years.

Under the purchase method of accounting, the total estimated purchase price as detailed above was allocated to ATI's net tangible and intangible assets based as follows:

Prepaid expenses and other current assets                $      67,589
Property and equipment, net                                     52,166
Note receivable-Related Party                                  229,640
Due from related parties                                        59,946
Loans and notes payable                                       (549,999)
Accrued liabilities                                         (5,584,825)
Advances from LTDN                                          (1,388,619)
Due to related parties                                        (168,938)
Acquired in-process technology                              23,224,695
Equity securities issued                                   (15,941,655)
                                                         -------------

Net Cash                                                 $          --
                                                         =============

The amount allocated to acquired in-process technology of $23,224,695 has been expensed as a charge against operations and is included in the accompanying consolidated statement of operations for the year ended December 31, 2004. The amount allocated to acquired in-process technology relates to products that had not yet reached technological feasibility and that, until completion of development, had no alternative future use. These products require substantial development and testing prior to reaching technological feasibility. However, there can be no assurance that these products will reach technological feasibility or develop into products that may be sold by the Company. The acquired in-process technology has required, and may require substantial development by the Company.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 3 - MERGER AND CONVERSION AGREEMENT (CONTINUED)

Merger Agreement - Ltdn (Continued)
-----------------------------------

The following unaudited pro forma information has been prepared assuming that this acquisition had taken place at the beginning of the respective periods; it is not necessarily indicative of results that may occur in the future.

                                                     PRO FORMA
                                                    (UNAUDITED)
                                              YEAR ENDED DECEMBER 31,
                                               2004             2003
                                          -------------     -------------
Revenue                                   $          --     $          --
                                          =============     =============
Net loss                                  $ (34,909,312)    $  (6,316,748)
                                          ==============    =============
Loss per share                            $        (.23)    $        (.04)
                                          =============     =============

Prior to the Merger, LTDN advanced monies to ATI to be used for working capital purposes. Loans made by LTDN to ATI for the years ended December 31, 2004, 2003, and 2002 totaled $1,428,000, $720,566, and $295,053, respectively. During the years ended December 31, 2004 and 2003, LTDN converted $130,000, and $925,000 respectively of such loans into 1,300,000, and 9,250,000 respectively, of shares of common stock of ATI. LDTN accounted for their interests in ATI's common shares under the cost method since LTDN at any point in time prior to December 15, 2004 did not own more than 20% of ATI's equity securities.

In 2003, 1,600,000 ATI common shares owned by LTDN were sold resulting in proceeds of $160,000.

In 2003, 2,300,000 ATI common shares owned by LTDN were transferred to consultants in connection with consulting services valued at $230,000.

In 2004, 3,000,000 ATI common shares owned by LTDN were sold to stockholders of LTDN in connection with the purchase of shares of stocks of LTDN. The value allocated to the ATI shares was $300,000.

In 2004, 2,400,000 ATI common shares owned by LTDN were transferred to consultants in connection with consulting services valued at $240,000.

In 2004, 1,250,000 ATI common shares owned by LTDN were transferred to finders valued at $125,000 in connection with the sale of LTDN common stock.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 4 - PROPERTY AND EQUIPMENT

Equipment at December 31, 2004 consisted of the following:

Office furniture and fixtures                                 $    47,190
Purchased software                                                172,053
Computer hardware                                                 173,922
Assets acquired in merger                                          52,166
                                                                  445,331
Less: Accumulated depreciation                                   (327,069)
                                                              -----------
                                                              $   118,262
                                                              ===========

Depreciation expense for the years ended December 31, 2004 and 2003, amounted to $31,089 and $62,151, respectively.

NOTE 5 - LOANS AND NOTES PAYABLE

During June 2001, ATI borrowed $260,000 from an individual and issued a promissory note, which was due in six months and provides for interest at the rate of 1% per month. This loan is still owed at December 31, 2004. Also on July 13, 2001, an officer of ATI advanced $10,000 pursuant to a promissory note, which was due in three months and provides for interest at the rate of 1% per month. The officer has agreed to extend the due date to June 15, 2005, with no additional consideration.

On November 27, 2001, ATI borrowed $10,000 from an individual and issued a promissory note that is due in 90 days and provides for interest at the rate of 1% per month. The loan's maturity date was extended to May 27, 2002. ATI is in default under the note.

During October 2002, ATI received an advance of $120,000 from an individual, payable on demand. The loan accrues interest at 10% per annum.

As of December 31, 2004, LTDN has loans outstanding payable to five unrelated parties which aggregate $613,517. These loans are all payable on demand and do not provide for interest.

In 2004, an investor converted a $190,080 advance plus accrued interest of $34,738 into 2,053 shares of ATI's Series A Preferred Stock.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 6 - LOANS AND NOTES PAYABLE - RELATED PARTIES

As of December 31, 2004, the remaining promissory notes from a year 2000 private placement by ATI was $150,000. Interest on such debt securities is at the rate of 1% per month cumulative. ATI has the option to pay the interest in cash or restricted stock. If the option is exercised by ATI to pay the interest in stock, the number of shares to be delivered to the lender will be determined by multiplying (i) the average closing bid price of the stock for the five trading days prior to the maturity date by (ii) 85% and dividing the interest due by the resulting multiple. The price per share for purposes of computing the conversion ratio is $0.25 per share. The maturity date of the remaining promissory notes, totaling $150,000, was extended to August 11, 2005.

As of December 31, 2004, LTDN owed its CEO $1,020,719 related to advances made by the CEO over the three years ended December 31, 2004. These advances are payable on demand and do not provide for interest.

As of December 31, 2004, ATI has outstanding obligations payable to four related parties totaling $168,938. These loans are payable on demand and do not provide for interest.

NOTE 7 - INCOME TAXES

There is no provision for income taxes for the years ended December 31, 2004 and 2003, as a result of net operating losses incurred during those years.

The net operating losses of LTDN from October 1, 1999 ("Inception") to December 31, 2004 approximated 15.5 million. Substantially all of these losses are related to LTDN's operations in Australia and these net operating losses may not be used to offset future taxable income in the United States and utilization of this carryover is dependent upon future income earned by LTDN. The tax benefit of LTDN net operating loss has been fully reserved by a valuation allowance of approximately $5.3 million.

As of December 31, 2004, ATI had available approximately $11.9 million of net operating losses ("NOL") for income tax purposes that may be carried forward to offset future taxable income, if any. The net operating losses from December 31, 1999, 2000, 2001, 2002, 2003 and 2004 expire in the years 2019, 2020, 2021,
2022, 2023 and 2024, respectively. Pursuant to Section 382 of the Internal Revenue Code, substantial restrictions are imposed on the utilization of NOL carryforwards in the event of an ownership change. ATI's foreign subsidiary has a net operating loss carryforward of approximately $$8.5 million. Utilization of this carryover is dependent upon future income earned by its foreign subsidiary. The tax benefit of ATI's net operating losses and temporary differences related to stock-based compensation has been fully reserved by a valuation allowance.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 7 - INCOME TAXES (CONTINUED)

A reconciliation between the statutory federal income tax rate (34%) and the LTDN's effective rate is as follows:

                                                                        For the Years Ended
                                                                           December 31,
                                                                       2004             2003
                                                                  -------------     -------------
Federal statutory rate                                                 (34)%            (34)%
Unutilized foreign losses                                                6%              34%
Permanent difference In process research and development charge         28%              --
Effective rate                                                          -0-%             -0-%

NOTE 8 - STOCKHOLDERS' EQUITY

Preferred Stock
---------------

The Company has authorized 1,000,000 shares of preferred stock, par value - $.001 per share. The Board of Directors of the Company has broad discretion to create one or more series of preferred stock and to determine the rights, preferences and privileges of any such series. At December 31, 2004, 257,889 shares of Series A Preferred Stock have been issued (See Note 1).

Warrants
--------

At December 31, 2004, there were warrants outstanding to purchase 1,000,000 shares of the Company's common stock at $0.165 per share that expire on December 19, 2008 and there were Warrants outstanding to purchase 473,350 shares of Series A Preferred Stock at an exercise price of $16.33 per share. The exercise period with respect to 25% of the aggregate Warrants will expire on each of May 15, 2005, June 15, 2005, July 15, 2005 and August 15, 2005. The Warrants were issued to the stockholders of LTDN in connection with the Merger (Note 1).

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 8 - STOCKHOLDERS' EQUITY

Stock Option Plans
------------------

On October 26, 2000, the Board of Directors adopted the Advanced Technology Industries, Inc. 2000 Stock Option Plan ("Plan"). On that date, the Board, which is the Plan Administrator under the Plan, awarded employees and officers' incentive stock options to purchase 470,000 shares of common stock. In addition, consultants and advisors were awarded non-qualified stock options to purchase a total of 615,000 shares. All of the options have an exercise price of $.343 per share, which was the closing price of the common stock on October 25, 2000.

During 2002, the Board of Directors and the majority shareholders amended the Plan to increase the number of shares that are subject to Incentive Stock Options, from 3,000,000 to 5,000,000.

                                                                                 WEIGHTED
                                                   WEIGHTED                       AVERAGE
                                   INCENTIVE        AVERAGE     NON-QUALIFIED    EXERCISE
                                 STOCK OPTIONS  EXERCISE PRICE  STOCK OPTIONS      PRICE
                                  ------------   ------------   ------------   ------------
Outstanding - 01/01/03                 470,000            .34        943,672            .42

Options granted - 2003:                     --             --             --             --
    In the plan
Options granted - 2003:                     --             --             --             --
    Outside the option plan
Options expired/cancelled:                  --             --             --             --
    Outside the plan
Options exercised
    Outside the plan                        --             --             --             --
                                  ------------   ------------   ------------   ------------

Outstanding 12/31/03                   470,000            3.4        943,672            .42
                                  ============   ============   ============   ============

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 8 - STOCKHOLDERS' EQUITY (CONTINUED)

Stock Option Plans (Continued)
------------------------------

                                                                                               WEIGHTED
                                                                WEIGHTED     NON-QUALIFIED     AVERAGE
                                                INCENTIVE       AVERAGE          STOCK         EXERCISE
                                              STOCK OPTIONS  EXERCISE PRICE     OPTIONS         PRICE
                                               ------------   ------------   ------------    ------------
Outstanding - 12/31/03                              470,000            .34        943,672             .42

Options granted - 2004:
    In the plan                                          --             --             --              --
Options granted - 2004:
    Outside the option plan                              --             --        937,777             .22
Options expired/cancelled:
    In the plan                                          --             --       (638,672)            .34
Options exercised
    Outside the plan                                     --             --             --              --
                                               ------------   ------------   ------------    ------------
                                                    470,000            .34      1,242,777             .28
                                               ============   ============   ============    ============

Composition at 12/31/04:
------------------------
2000 stock option plan                              470,000   $        .34        305,000             .54
Options granted outside the plan                         --             --        937,777             .22
                                               ------------   ------------   ------------    ------------
Outstanding - 12/31/04                              470,000   $        .34      1,242,777    $        .30
                                               ============   ============   ============    ============
Total Number and Exercisable Value Price            470,000   $    159,800      1,242,777    $    372,280
                                               ============   ============   ============    ============
Total Number and Exercisable Value Price            470,000   $    159,800      1,242,777    $    372,280
                                               ============   ============   ============    ============

EARNINGS PER SHARE

Securities that could potentially dilute basic earnings per share ("EPS") in the future that were not included in the computation of diluted EPS because to do so would have been anti-dilutive for the periods presented consist of the following:

Options to purchase common stock                                      1,712,777
Warrants to purchase common stock                                     1,000,000
Convertible preferred stock                                         103,155,000
Warrants to purchase convertible preferred stock                    189,340,000
Total as of December 31, 2004                                       295,207,777

Substantial and potential issuances after December 31, 2004 and through May 27, 2005:

Shares of common stock sold to investors                              1,050,000
Warrants to purchase common stock                                    12,857,142
Shares of Common Stock issuable under settlement agreement            1,692,388

Shares of common stock issued to officers and consultants             1,092,263
Shares of convertible preferred stock issued
     (10,911 shares x 400)                                            4,364,400

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 9 - COMMITMENTS AND OTHER MATTERS

Consulting Agreement - ERBC
---------------------------

By letter dated June 1, 1996, ATI engaged ERBC Holdings, LTD ("ERBC"), a related party, as a consultant for a one-year period to undertake all aspects of ATI's operations in Russia. Pursuant to the letter agreement, ATI agreed to pay ERBC a fee of $115,000 for the year during which it had been engaged. During June 1997, ATI renewed the agreement with ERBC for an additional one-year period on like terms. During June 1998, ATI renewed the agreement with ERBC for an additional one-year term and agreed to pay ERBC a fee of $168,577 for the year during which it had been engaged. Commencing in 2001, fees under the consulting agreement are $240,000 per year. During April 2001, ERBC entered into an agreement to convert $467,873 of accrued consulting fees into the Common Stock . Included in accrued liabilities as of December 31, 2004 is $1,015,176 related to this agreement. Subsequent to December 31, 2004, the balance outstanding under this agreement was converted into 1,692,388 shares of Common Stock and 10,536 shares of Series A Convertible Preferred Stock (See Note 11).

Russian Contracts For Research And Development
----------------------------------------------

ATI is a party to a research and development agreement with a Moscow-based State Scientific Research Institute Scientific Production Company named Lutch pursuant to which such entity has agreed to perform various contract research and development services related to technology obtained by ATI from Nurescell for a total price of $985,000. As of December 31, 2004, the Company paid $100,000 under this agreement. As a continued result of limited funding, no services have been performed under this agreement to date. It is uncertain when or if any services will eventually be completed under this contract.

ATI is a party to a research and development agreement with a branch of the Ministry of the Atomic Energy of the Russian Federation pursuant to which such entity has agreed to perform various contract research and development services to develop an industrial fireproof swelling cable coating for a total price of $462,000. As a result of limited funding of this contract, the performance of services were rescheduled to occur commencing with the quarter ended December 31, 2003 and to be completed within one year. As a continued result of limited funding, no services have been performed under this agreement to date.

Facilities Rent
---------------

ATI and LTDN rent facilities under month-to-month rental agreements. Rent expense for LTDN facilities for the years ended December 31, 2004 and 2003 amounted to $82,910 and $110,421, respectively.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 9 - COMMITMENTS AND OTHER MATTERS (CONTINUED)

Legal Disputes
--------------

During the quarter ended June 30, 2003, ATI was notified that Dr. Jurgen Lempert intended to commence legal proceeding against ATI relating to his termination as Chief Executive Officer of ATI Nuklear. A German court ruled the Dr. Lempert is entitled to collect $69,629. As of December 31, 2004, the Company has accrued such amounts.

A noteholder has threatened to sue ATI for repayment of an outstanding note. To date, ATI has not been served with a lawsuit. In the event the noteholder does sue ATI, ATI believes it has sufficient defenses and intends to vigorously defend itself against such claims.

James Cassidy and TPG Capital have filed for arbitration against ATI regarding a purported reset provision in an agreement entered into during 1999. TPG believes it is entitled to receive an additional 1,465,671 shares of Common Stock under an agreement previously executed between the parties. Should litigation arise, the Company believes that it has sufficient defenses and intends to vigorously defend itself against such claims.

Dr. Alexander Kaul, former Chairman of the Supervisory Board of ATI Nuklear, initiated legal proceedings against ATI for monies he believes are due him under his terminated employment contract. A German court ruled that Dr. Kaul is entitled to collect $67,808. As of December 31, 2004, the Company has accrued such amounts.

Peter Goerke, a former Vice President of the Company, initiated legal proceedings against the Company for the value of his remaining employment agreement, accrued wages and expenses. A German court ruled that Mr. Goerke is not entitled to the remaining value of his employment contract and is only entitled to collect $197,486. At December 31, 2004, the Company has accrued such amounts. Mr. Goerke has filed for a lien against certain assets of Cetoni.

The Company is also subject to various matters of litigation during its normal course of operations. Management believes that the eventual outcome of these matters will not have a material adverse effect on the Company's consolidated financial position, results of operations, or cash flows.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 9 - COMMITMENTS AND OTHER MATTERS (CONTINUED)

Lien On Star Can Patents
------------------------

During June 2003, the Company became aware that a lien had been placed against the patents relating to the resealable can by Paxsys Ltd., a Bermuda corporation, in connection with a failed financing. The Company disputes the validity of the claim and intends to take vigorous action to remedy the situation and have the lien removed.

Settlement Agreement
--------------------

On June 15, 2004, ATI entered into a settlement agreement with a law firm previously engaged by ATI in connection with the settlement of various claims between such parties. Such claims included a claim by such law firm that ATI owed such law firm approximately $721,000 for legal services and interest on the outstanding amount. Pursuant to such settlement agreement each party provided the other with a general release for all claims arising prior to the date of such settlement agreement and ATI agreed to issue to such law firm 2,250,000 shares of Common Stock.

Shares issued under these arrangements were valued at $405,000. As part of the settlement agreement, the law firm was entitled to penalty shares in the event certain shares were not registered on Form S-8 by July 1, 2004. As such, the law firm received 65,590 shares of restricted common stock as a penalty. The Settlement Agreement allows for a period of one year, for a repricing of shares in the event that the common stock trades below a price of $0.12 per share for a period of 30 consecutive days. In the event that the repricing is triggered, additional shares of Common Stock would be issuable as detailed in the Settlement Agreement.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 10 - SEGMENT REPORTING

The Company's business is organized on a geographic basis, and the Company's Chief Operating Decision Maker assesses performance and allocates resources on this basis. The information provided in the following section is representative of the information used by the Chief Operating Decision Maker in deciding how to allocate resources and in assessing performance.

The Company has three geographic reportable segments: United States of America (U.S.A.), Australia and Germany. The accounting policies of the segments are the same as described in the summary of significant accounting policies. The Company evaluates segment performance based on net income (loss).

Segment results for the year ended December 31, 2004 and 2003 are as follows:

2004:
-----
                                         U.S.A.        Australia         Germany      Eliminations        Total
                                     -------------   -------------    -------------   -------------   -------------
Net Loss                             $          --   $  (5,323,039)   $ (23,224,695)  $          --   $ (28,547,734)
                                     =============   =============    =============   =============   =============
Depreciation and amortization        $          --   $      31,089    $          --   $          --   $      31,089
                                     =============   =============    =============   =============   =============
Identifiable Assets                  $     289,586   $     808,004    $     118,050   $          --   $   1,215,640
                                     =============   =============    =============   =============   =============

2003:
-----
Net Loss                             $          --   $  (2,459,819)   $          --   $          --   $  (2,459,819)
                                     =============   =============    =============   =============   =============
Depreciation and  amortization       $          --   $      62,151    $          --   $          --   $      62,151
                                     =============   =============    =============   =============   =============

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11 - SUBSEQUENT EVENTS

SUBSEQUENT STOCK ISSUANCES

Debt Issuances
--------------

Between March 1, 2005 and May 18, 2005, the Company has raised from various financing sources approximately $900,000 through the issuance of convertible debt securities ("Debentures") and warrants ("Debenture Warrants") to purchase 12,857,142 shares of Common Stock.

The Debentures bear interest at 9% per annum on a simple non-compounded basis and are due and payable on August 20, 2006. If the Certificate of Incorporation Amendment is approved, and after such approval, the Debentures will be convertible, at the holder's option, into shares of Common Stock. If the Certificate of Incorporation Amendment is not approved by July 1, 2005, the holder of the Debentures will be entitled to require the Company to redeem the Debentures held by such holder at a purchase price equal to 150% of the principal amount of the Debentures plus accrued and unpaid interest to the date of redemption. If such approval is obtained, the Debentures will become convertible as described above at a conversion rate equal to the lesser of $0.07 (subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs) and 75% of the average of the 10 lowest closing bid prices of the Common Stock for the 30 trading days immediately preceding the applicable date of conversion. If a holder elects to convert all or a portion of the Debentures and the conversion price is less than $0.07 (subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs), in lieu of effecting such conversion, the Company may elect to redeem the amount of the Debentures requested to be so converted at a purchase price equal to 150% of the principal amount of the Debentures plus accrued and unpaid interest to the date of redemption. The holder may accelerate the maturity date of the Debentures following the occurrence of customary events of default, including, without limitation, payment defaults, breaches of certain covenants and representations, certain events of bankruptcy, certain judgment defaults and the suspension of the Common Stock from trading on the Over the Counter Bulletin Board.

Each Debenture Warrant is exercisable during the period from the approval of the Certificate of Incorporation Amendment until the second anniversary of the effective date of the registration statement described below. The Debenture Warrants are exercisable at $0.10 per share, such exercise price subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs. If the average of the closing bid prices of the Common Stock during any period of 20 consecutive trading days is equal to or greater than $0.50 and the closing bid price of the Common Stock is equal to or greater than $0.50 for at least 10 trading days during such period then with respect to each Debenture Warrant that the holder does not exercise during the 15 trading day period following the receipt by the holder of a notice from the Company that such average price and closing bid prices have occurred, the exercise price for such Debenture Warrants will each be adjusted to $0.25 per share (subject to adjustment for customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs). Holders of Debenture Warrants are entitled to effect a cashless exercise of the Debenture Warrants if the registration statement (as described below) has not been declared effective prior the first anniversary of the issuance of the Debenture Warrants.

The Company has agreed to file a registration statement to register the shares of Common Stock issuable upon the conversion of the Debentures and the exercise of the Debenture Warrants. The Company will be obligated to pay the holder of the Debentures certain liquidated damages in the event that such registration statement is not filed by May 31, 2005 or is not declared effective by July 1, 2005 or the effectiveness of such registration statement is subsequently suspended for more than certain permitted periods.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 11 - SUBSEQUENT EVENTS (CONTINUED)

SUBSEQUENT STOCK ISSUANCES (CONTINUED)

Common Stock Issuances
----------------------

During February 2005, the Company issued to the President and Chief Financial Officer of the Company 523,811 shares of Company Common Stock as a bonus valued at $78,571.

During February 2005, the Company issued to a Director of the Company 380,952 shares of the Company's Common Stock as a bonus valued at $57,142.

During March 2005, the Company issued to a consultant 187,500 shares of Common Stock valued at $36,000.

During April 2005, the Company issued 375 shares of Series A Convertible Preferred Stock, valued at $22,500, to a party as a finders fee relating to financings the Company entered into during the first quarter of 2005.

During April 2005, the Company issued to several investors 1,050,000 shares Common Stock for $104,565.

During February 2005, the Company issued to a former consultant 1,692,388 shares of common stock and 10,536 shares of the Company's Series A Preferred Stock in settlement of $1,016,000 of accrued consulting fees.

UNAUDITED SUBSEQUENT EVENTS

COMMON STOCK ISSUANCES

During June 2005, the Company entered into a conversion agreement with a debt holder whereby the Company agree to issue 1,977,585shares of restricted Common Stock as full and final payment of $138,430.

INCENTIVE BONUS AGREEMENTS

During June 2005, the Company made an incentive bonus offer to an existing officer of the Company whereby the Company would issue shares of Common Stock, registered under Form S-8, to the officer upon certain milestones being reached. During June, the Company became obligated to issue to said officer 2,000,000 shares of its Common Stock as part of this bonus arrangement. The officer is also entitled to be issued up to 1,000,000 shares of Common Stock upon additional milestones being reached.

JUDGMENT

Cnet Networks, Inc. initiated proceedings against LTDN for amounts due it by a former third party affiliate of LTDN. During June 2005, Cnet Networks, Inc. received a judgment in the amount of $100,000 against LTDN. LTDN believes that it is not liable for this amount and intends to appeal the verdict. Additionally, LTDN believes that it has a cause of action against Cnet Networks, Inc. relating to a breach of contract and other claims relating to a contract between it and Cnet Networks, Inc. As of March 31, 2005, LTDN accrued $100,000 related to this judgment.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FINALIZATION OF LTDN MERGER

Pursuant to the terms of the Merger and taking into account the finalization of the purchase price adjustment provided for in the Merger Agreement, ATI issued to the stockholders of LTDN consideration consisting of (i) 193,336 shares of Series A Preferred Stock, and (ii) Warrants to purchase 487,903 shares of Series A Preferred Stock at an exercise price of $16.33 per share. ATI recently determined to extend the exercise period for the Warrants so that the exercise period with respect to 25% of the aggregate Warrants will expire on the 14th day following the effective date of the registration statement relating to the Series A Preferred Stock described above, 25% of the aggregate Warrants will expire on the 44th day following such effective date, 25% of the aggregate Warrants will expire on the 74th day following such effective date and 25% of the aggregate Warrants will expire on the 104th day following such effective date.

SECURITIES PURCHASE AGREEMENT

On July 19, 2005, pursuant to a Securities Purchase Agreement dated as of July 14, 2005 (the "Securities Purchase Agreement") among the Company and a group of investors(collectively, the "Investors"), the Company has sold an aggregate of $875,000 principal amount of its Debentures and Debenture Warrants to purchase 12,500,000 shares of Common Stock. The Company received net proceeds in such sale of $785,000, after the payment of offering related fees and expenses. The Debentures and Debenture Warrants were issued in a private placement pursuant to
Section 4(2) under the Securities Act of 1933, as amended (the "Securities
Act").

The Debentures bear interest at 9% per annum on a simple non-compounded basis and are due and payable on August 20, 2006. If the holders of Common Stock approve the Certificate of Incorporation Amendment to the Company's certificate of incorporation to increase its authorized capital stock to at least 500,000,000 shares, then from and after such approval the Debentures will be convertible, at the holder's option, into shares of Common Stock. As previously disclosed in connection with the Company's acquisition of LTDN and the issuance of Series A Preferred Stock and Warrants (the "LTDN Warrants") to purchase such Series A Convertible Preferred Stock to the shareholders of LTDN, the Company intends to seek approval for the Certificate of Incorporation Amendment at a special meeting of its shareholders which is currently anticipated to be held in the third quarter of 2005. If the Certificate of Incorporation Amendment is not approved by September 30, 2005, the holders of the Debentures will be entitled to require the Company to redeem the Debentures at a purchase price equal to 150% of the principal amount of the Debentures plus accrued and unpaid interest to the date of redemption. If such approval is obtained, the Debentures will become convertible as described above at a conversion rate equal to the lesser of $0.07 (subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs) and 75% of the average of the 10 lowest closing bid prices of the Common Stock for the 30 trading days immediately preceding the applicable date of conversion. If a holder elects to convert all or a portion of the Debentures and the conversion price is less than $0.07 (subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs), in lieu of effecting such conversion, the Company may elect to redeem the amount of the Debentures requested to be so converted at a purchase price equal to 150% of the principal amount of the Debentures plus accrued and unpaid interest to the date of redemption. The holder may accelerate the maturity date of the Debentures following the occurrence of customary events of default, including, without limitation, payment defaults, breaches of certain covenants and representations, certain events of bankruptcy, certain judgment defaults and the suspension of the Common Stock from trading on the Over the Counter Bulletin Board. The Debentures are secured by a security interest in all of the assets of the Company pursuant to a Security Agreement dated as of July 19, 2005 (the "Security Agreement") among the Company, the Investors and certain other lenders of the Company.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Each Debenture Warrant is exercisable during the period from the approval of the Certificate of Incorporation Amendment until the second anniversary of the effective date of the registration statement described below. The Debenture Warrants are exercisable at $0.10 per share, such exercise price subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs. If the average of the closing bid prices of the Common Stock during any period of 20 consecutive trading days is equal to or greater than $0.50 and the closing bid price of the Common Stock is equal to or greater than $0.50 for at least 10 trading days during such period then with respect to each Debenture Warrant that the holder does not exercise during the 15 trading day period following the receipt by the holder of a notice from the Company that such average price and closing bid prices have occurred, the exercise price for such Debenture Warrants will each be adjusted to $0.25 per share (subject to adjustment for customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs). Holders of Debenture Warrants are entitled to effect a cashless exercise of the Debenture Warrants if the registration statement (as described below) has not been declared effective prior the first anniversary of the issuance of the Debenture Warrants.

The Company has agreed pursuant to a Registration Rights Agreement dated as of July 14, 2005 (the "Registration Rights Agreement") between the Company and the Investors to file a registration statement to register the shares of Common Stock issuable upon the conversion of the Debentures and the exercise of the Debenture Warrants. The Company will be obligated to pay the holder of the Debentures certain liquidated damages in the event that such registration statement is not filed by October 5, 2005 or is not declared effective by November 30, 2005 or the effectiveness of such registration statement is subsequently suspended for more than certain permitted periods.

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

On July 19, 2005, the Company entered into an Amendment (the "Amendment") to each of the Securities Purchase Agreements, the Registration Rights Agreements and Convertible Debentures with The Gross Foundation, Inc., Double U Master Fund, L.P., Platinum Partners Value Arbitrage Fund, L.P. and JM Investors, Inc. The Amendment amended, among other things, the date that the Certificate of Incorporation Amendment must be approved in order to avoid triggering the right of the holders of such Debentures to require the Company to redeem the Debentures at a purchase price equal to 150% of the principal amount of the Debentures plus accrued and unpaid interest to the date of redemption from May 31, 2005 to September 30. 2005. The Amendment also amended the date that the registration statement relating to such Debentures must be filed and the date such registration statement must be declared effective in order to avoid triggering the requirement that the Company must pay to the holders of such Debentures certain liquidated damages from May 31, 2005 and July 1, 2005, respectively, to October 5, 2005 and November 30, 2005, respectively. Notwithstanding such amendment, the Company is still obligated to accrue such liquidated damages from such dates in effect prior to such amendment but the Company is not obligated to pay such liquidated damages, and is therefore not in default, until the occurrence of the earlier of the effective date of such registration statement and such dates as amended. In order to induce such lenders to enter into the Amendment the Company issued to such lenders an aggregate of $45,000 of such Debentures and granted to such lenders a security interest in certain patents of the Company pursuant to the Security Agreement.

               ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                           (A Development Stage Company)

                        CONDENSED CONSOLIDATED BALANCE SHEET
                                  AT JUNE 30, 2005
                                    (Unaudited)

                                       ASSETS


Current Assets:
     Cash and cash equivalents                                         $    108,382
     Prepaid expenses and other current assets                              234,987
                                                                       ------------
         Total Current Assets                                               343,369

Property and equipment, net                                                  87,697

Note receivable                                                             229,640
Deferred financing costs, net                                                85,664
Other assets                                                                 13,205
Capitalized software                                                        677,042
Due from related parties                                                     60,376
                                                                       ------------
         TOTAL ASSETS                                                  $  1,496,993
                                                                       ============

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES:
     Loans payable                                                     $  1,001,666
     Notes payable - related party                                          150,000
     Accrued liabilities, including $403,927 due to related parties       6,231,091
     Due to related parties                                               1,152,752
                                                                       ------------

         Total Current Liabilities                                        8,535,509

Convertible debentures (net of debt discount of $741,667)                   158,333
                                                                       ------------
           TOTAL LIABILITIES                                              8,693,842
                                                                       ------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIENCY:
     Preferred stock - $.001 par value; 1,000,000 shares authorized;
          254249 shares issued and outstanding                                  207
     Common stock - $.0001 par value; 100,000,000 shares authorized;
          92,576,748 shares issued and outstanding                            9,257
     Additional paid-in capital                                          34,000,728
     Accumulated other comprehensive income                                  28,260
     Deficit accumulated during the development stage                   (41,235,301)
                                                                       ------------
         TOTAL STOCKHOLDERS' DEFICIENCY                                  (7,196,849)
                                                                       ------------
         TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY                $  1,496,993
                                                                       ============

See notes to condensed consolidated financial statements


                                       F-36



                                        ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                                                    (A DEVELOPMENT STAGE COMPANY)

                                           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                             (Unaudited)


                                                                                                                     For the Period
                                                                                                                     form Inception
                                                                                                                       (October 1,
                                                    For the Three Months Ended       For the Six Months Ended             1999)
                                                             June 30,                         June 30,                 to June 30,
                                                      2005             2004             2005             2004              2005
                                                  -------------    -------------    -------------    -------------    -------------
REVENUE                                           $          --    $          --    $          --    $          --    $       9,862

COST AND EXPENSES:

Research and development                                499,837          139,562          626,531          279,124        1,985,733
In-process research and development                          --               --               --               --       23,224,695
Consulting fees                                          86,993          124,293          129,549          248,586        2,424,760

General and administrative, including
  compensatory element of stock issuance of             936,099          266,192        1,434,419          726,247       12,767,591
  $333,431 and $0 for the three months
  ended June 30, 2005 and 2004,
  respectively and $527,644 and $329,888
  for the six months ended June 30, 2005
  and 2004, respectively
Depreciation and amortization                            15,421            7,772           30,473           15,544          288,206
Interest and amortization of debt issuance costs        246,486            3,686          313,676            7,372          430,801
Other expenses                                          (20,339)           8,222            6,938           16,444          123,377
                                                  -------------    -------------    -------------    -------------    -------------
        TOTAL COSTS AND EXPENSES                      1,764,497          549,727        2,541,586        1,293,317       41,245,163
                                                  -------------    -------------    -------------    -------------    -------------

NET LOSS                                          $  (1,764,497)   $    (549,727)   $  (2,541,586)   $  (1,293,317)   $ (41,235,301)
                                                  =============    =============    =============    =============    =============
Basic and diluted loss per common share           $       (0.01)   $       (0.01)   $       (0.01)   $       (0.03)
                                                  =============    =============    =============    =============
Weighted average number of common shares
outstanding-Basic and Diluted                       194,258,516       41,665,079      190,198,327       41,134,356
                                                  =============    =============    =============    =============


See notes to condensed consolidated financial statements.

                                                                F-37



                                        ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                                                    (A DEVELOPMENT STAGE COMPANY)

                                    CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY

                                                FROM JANUARY 1, 2005 TO JUNE 30, 2005
                                                             (Unaudited)

                                                                                                        Deficit
                                                                                         Accumulated    Accumulated    Total
                                                                             ADDITIONAL  Other          During the     Stockholders'
                                 COMMON STOCK          PREFERRED STOCK       PAID-IN     Comprehensive  Development    Comprehensive
                               SHARES    AMOUNT       SHARES    AMOUNT       CAPITAL     Income (Loss)  Stage          Deficiency
                           ---------------------------------------------------------------------------------------------------------

Balance at January 1, 2005  83,931,775  $   8,393    243,336   $    195   $ 31,291,219   $  (433,723)   $(38,693,715)  $ (7,827,631)

Issuance of stock on a
conversion of a accrued
expense ($.17)               1,692,388        169          -          -        287,537             -               -        287,706

Issuance of stock on a
conversion of a accrued
expense ($68.75)                     -          -     10,538         11        727,459             -               -        727,470

Issuance of stock for
compensation ($.15)            523,811         52          -          -         78,519             -               -         78,571

Issuance of stock for
compensation ($.15)            380,952         38          -          -         57,104             -               -         57,142

Issuance of stock for
consulting fees ($69.23)             -          -        375          1         22,499             -               -         22,500

Issuance of stock for
consulting fees ($.19)         187,500         19          -          -         35,981             -               -         36,000

Issuance of common stock
for cash ($.10)                500,000         50          -          -         49,950             -               -         50,000

Issuance of common stock
for cash ($.10)                250,000         25          -          -         24,975             -               -         25,000

Issuance of common stock
for cash ($.010)               300,000         30          -          -         29,535             -               -         29,565

Warrants issued with
convertible debentures               -          -          -          -        572,979             -               -        572,979

Value assigned to
beneficial conversions               -          -          -          -        327,021             -               -        327,021

Issuance of stock on a
conversion of a note
payable ($. 17)              1,971,428        197          -          -        137,803             -               -        138,000

Issuance of common stock
for cash ($.10)                250,000         25          -          -         24,975             -               -         25,000

Issuance of common stock
for services ($.13)            276,394         28          -          -         35,903             -               -         35,931

Issuance of common stock
for services ($.12)            312,500         31          -          -         37,469             -               -         37,500

Issuance of stock to an
officer of the Company
($.12)                       1,000,000        100          -          -        119,900             -               -        120,000

Issuance of stock to an
officer of the Company
($.14)                       1,000,000        100          -          -        139,900             -               -        140,000

Comprehensive Income:
   Net loss
                                     -          -          -          -              -             -      (2,541,586)    (2,541,586)

   Other comprehensive
   income (loss),                    -          -          -          -              -             -               -              -

   Foreign currency
   translation adjustment            -          -          -          -              -       461,983         461,983        461,983
                           ---------------------------------------------------------------------------------------------------------
Balance - June 30, 2005     92,576,748  $   9,257    254,249   $    207   $ 34,000,728   $    28,260    $(41,235,301)  $ (7,196,849)
                           =========================================================================================================

The common stock of LTDN has been retroactively restated to reflect the recapitalization and merger transactions discussed in Note
1. See notes to condensed consolidated financial statements.


                                                                F-38



                        ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                                    (A DEVELOPMENT STAGE COMPANY)
                           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                             (Unaudited)

                                                                                      For the Period
                                                     For the Six                      from Inception
                                                     Months Ended                    October 1, 1999
                                                       June 30,                        to June 30,
                                                    -------------                     -------------
                                                         2005             2004             2005
                                                    -------------    -------------    -------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                          $  (2,541,586)   $  (1,293,317)   $ (41,235,300)
  Adjustments to reconcile net loss to net cash
    used in operating activities:
    Acquired-in process technology                              -                -       23,224,695
      Stock-based compensation                            527,653          329,880        5,928,917
      Depreciation and amortization                        30,473           34,420          270,775
     Non-cash consulting                                        -                -          470,000
    Debt discount amortization                            158,334                -          158,334
     Amortization of deferred financing costs              18,636                            18,636
    Write-off of fixed assets                                   -                -           11,068
  Changes in Operating Assets and Liabilities:
    Prepaid expenses and other current assets              (6,298)          (3,483)        (167,398)
   Other assets                                            36,231          (13,204)          23,026
    Accrued liabilities                                 1,144,500           (6,333)       1,846,318
                                                    -------------    -------------    -------------
    Net Cash Used in Operating Activities                (632,057)        (952,037)      (9,450,929)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from issuance of common ATI stock                      -                           460,000
Capitalized software                                     (197,666)        (174,786)        (677,043)
Advances to ATI prior to merger                                 -                        (2,443,619)
Capital expenditures                                            -           34,933         (317,467)
                                                    -------------    -------------    -------------
    Net Cash (Used in) Provided by Investing             (197,666)        (139,853)      (2,978,129)
      Activities

CASH FLOWS FROM FINANCING ACTIVITIES
 Proceeds from issuance of common stock                   129,565                -        9,986,633
Capitalized financing costs                              (104,300)                         (104,300)
Proceeds from issuance of convertible debenture           900,000                           900,000
 Proceeds from loans                                            -                0          886,903
 Repayment of loans                                             -         (344,278)         (78,954)
Notes payable-related party                                     -                -                -
 Due from (to) related parties, net                       (37,022)      (1,419,383)         947,158
                                                    -------------    -------------    -------------

    Net Cash Provided by Financing Activities             888,243        1,075.105       12,537,440

Decrease in Cash                                           58,520          (16,785)         108,382

Cash - Beginning of Year                                   49,862           59,053                -
                                                    -------------    -------------    -------------
Cash - End of Period                                $     108,382    $      42,268    $     108,382
                                                    =============    =============    =============


See notes to condensed consolidated financial statements.


                                                F-39



                                 ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                                             (A DEVELOPMENT STAGE COMPANY)

                                    CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                      (Unaudited)


                                                                                                          For the Period
                                                                                                          From Inception
                                                                               For the Six Months Ended  (October 1, 1999)
                                                                                       June 30,               Through
                                                                             ---------------------------      June 30,
                                                                                 2005           2004           2005
                                                                             ------------   ------------   ------------
Supplementary disclosure of Cash Flows Information:

    Interest paid                                                            $         --   $         --   $         --
                                                                             ============   ============   ============

    Income taxes paid                                                        $         --   $         --   $         --
                                                                             ============   ============   ============

Non-Cash Investing and Financing Transactions:
----------------------------------------------

    Conversion of debt and related interest                                  $    138,000   $         --   $    362,819
                                                                             ============   ============   ============

    Value allocated to debt discount related to convertible debentures       $    900,000   $         --   $    900,000
                                                                             ============   ============   ============

    Conversion of advances to affiliate                                      $         --   $         --   $  1,055,000
                                                                             ============   ============   ============

    Offering costs satisfied by transfer of ATI stock                        $         --   $         --   $   (125,000)
                                                                             ============   ============   ============

Conversion of accrued liabilities                                            $  1,015,176   $         --   $         --
                                                                             ============   ============   ============

In addition, see Note 3 for details related to the acquisition of ATI.

See notes to condensed consolidated financial statements.


                                                         F-40

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 1 - BUSINESS AND REVERSE MERGER

Reverse Merger
--------------

On December 15, 2004 (the "Closing Date"), Advanced Technology Industries, Inc. ("ATI") consummated the acquisition of all of the issued and outstanding shares of capital stock of LTDnetwork, Inc., a Delaware corporation ("LTDN"). LTDN and ATI collectively are referred to as "the Company".

LTDN and its wholly-owned Australian subsidiary LTDnetwork PTY LTD ("LTD PTY") are development stage companies and their efforts have been primarily devoted to technology identification and acquisition, research and development and raising capital. LTDN and LTD PTY specialize in the development of innovative technologies, software and services for online e-tailers, advertising, media and marketing companies.

The acquisition was consummated pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of August 11, 2004, among ATI, LTDN and LTDN Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of ATI ("Acquisition Sub"), as amended by the First Amendment thereto, dated as of December 15, 2004, among ATI, LTDN and Acquisition Sub. Such acquisition was effected pursuant to a merger (the "Merger") of LTDN with and into Acquisition Sub. Pursuant to the terms of the Merger and taking into account the purchase price adjustment in connection therewith, ATI issued to the stockholders of LTDN consideration (the "Merger Consideration") consisting of (i) 193,336 shares of Series A Convertible Preferred Stock, of ATI ("Series A Preferred Stock") and
(ii) warrants (the "Warrants") to purchase 487,903 shares of Series A Preferred Stock at an exercise price of $16.33 per share. The exercise period with respect to 25% of the aggregate Warrants will expire on the 14th day following the effective date of the registration statement relating to the Series A Preferred Stock described below, 25% of the aggregate Warrants will expire on the 44th day following such effective date, 25% of the aggregate Warrants will expire on the 74th day following such effective date and 25% of the aggregate Warrants will expire on the 104th day following such effective date.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 1 - BUSINESS AND REVERSE MERGER (CONTINUED)

Reverse Merger (Continued)
--------------------------

The terms of the Series A Preferred Stock provide that each share of Series A Preferred Stock will automatically convert into 400 shares of common stock, of ATI ("Common Stock") if the holders of Common Stock approve an amendment (the "Certificate of Incorporation Amendment") to ATI's certificate of incorporation to increase its authorized capital stock from 100,000,000 shares to at least 500,000,000 shares. While the holders of Series A Preferred Stock can vote with the holders of Common Stock on all matters on an as converted basis, such holders of Series A Preferred Stock will not be entitled to vote on the approval of the Certificate of Incorporation Amendment. ATI intends to seek approval for the Certificate of Incorporation Amendment at a special meeting of the stockholders currently anticipated to be held in the third quarter of 2005. If the Certificate of Incorporation Amendment is approved, the shares of Series A Preferred Stock will be automatically converted into an aggregate of 77,334,400 shares of Common Stock and the Warrants will be exercisable for an aggregate of 195,161,200 shares of Common Stock.

ATI has agreed to file a registration statement with the Securities and Exchange Commission relating to the resale of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock issued in the Merger within 90 days following the date (the "Trigger Date") the Certificate of Incorporation Amendment is filed with the Delaware Secretary of State. In addition, ATI has agreed to use its reasonable efforts to cause such registration statement to be declared effective within 180 days of the Trigger Date. In the event that the Certificate of Incorporation Amendment is not filed by December 15, 2005, ATI has agreed to register the shares of Series A Preferred Stock issued in the Merger. ATI has agreed to keep any such registration statement effective until the earliest of (a) the sale of all securities eligible to be sold thereunder,
(b) the expiration of the period referred to in Rule 144(k) under the Securities Act and (c) two years from the effective date of such registration statement.

Because the former stockholders of LTDN own a majority of the merged company and the LTDN management controls the Board of Directors of the merged company, this transaction has been accounted for as a reverse merger with LTDN as the acquirer of ATI (See Note 3). The accompanying consolidated financial statements of the Company reflect the historical results of LTDN, and the consolidated results of operations of ATI subsequent to the acquisition date of December 15, 2004.

The common stock of LTDN has been retroactively restated to reflect the recapitalization and merger transactions discussed above.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 1 - BUSINESS AND REVERSE MERGER (CONTINUED)

Organization And Description Of ATI
-----------------------------------

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-QSB. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary to make the financial statements not misleading have been included. Operating results for the three and six-month periods ended June 30, 2005 are not necessarily indicative of the results that may be expected for the year ending December 31, 2005.

For further information, refer to the consolidated financial statements and footnotes thereto included in the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 2004.

Going Concern And Management's Plan
-----------------------------------

The accompanying unaudited condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. However, as shown in the accompanying unaudited condensed consolidated financial statements, the Company has incurred losses from operations since inception. Management anticipates incurring substantial additional losses in 2005. Further, the Company may incur additional losses thereafter, depending on its ability to generate revenues from the licensing or sale of its technologies and products, or to enter into any or a sufficient number of joint ventures. The Company has no revenue to date. There is no assurance that the Company can successfully commercialize any of its technologies and products and realize any revenues there from. The Company's technologies and products have never been utilized on a large-scale commercial basis and there is no assurance that any of its technologies or products will receive market acceptance. There is no assurance that the Company can continue to identify and acquire new technologies. As of June 30, 2005, the Company had an accumulated deficit since inception of $41,235,301 and a working capital deficiency and stockholder's deficiency of $8,192,140 and $7,196,849, respectively. In addition the Company is delinquent in paying its payroll taxes in Germany and Australia at June 30, 2005 in the amounts of approximately $199,800 and $356,448, respectively

Management's business plan will require additional financing.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 1 - BUSINESS AND REVERSE MERGER (CONTINUED)

Going Concern And Management's Plan (Continued)
-----------------------------------------------

While no assurance can be given, management believes the Company can raise adequate capital to keep the Company functioning during 2005. No assurance can be given that the Company can obtain additional working capital, or if obtained, that such funding will not cause substantial dilution to shareholders of the Company. If the Company is unable to raise additional funds, it may be forced to change or delay its contemplated marketing and business plans. Between January 1, 2005 through August 20, 2005, the Company has raised from various financing sources approximately $1,750,000 through the issuance of convertible debt securities ("Debentures") and warrants ("Debenture Warrants") to purchase 25,000,000 shares of Common Stock.

Being a development stage company, the Company is subject to all the risks inherent in the establishment of a new enterprise and the marketing and manufacturing of a new product, many of which risks are beyond the control of the Company. All of the factors discussed above raise substantial doubt about the Company's ability to continue as a going concern.

These unaudited condensed consolidated financial statements do not include any adjustments relating to the recoverability of recorded asset amounts that might be necessary as a result of the above uncertainty.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles Of Consolidation
---------------------------

The unaudited condensed consolidated financial statements include the accounts of LTDN and its subsidiaries and ATI and all of its wholly-owned and its majority-owned subsidiaries commencing with the acquisition date of December 15, 2004. All significant intercompany accounts and transactions have been eliminated in consolidation. Investments in unconsolidated affiliates are accounted for using the equity method when the Company owns at least 20%, but no more than 50% of such affiliates and under the cost method when the Company owns less than 20%. Under the equity method, the Company records its proportionate shares of profits and losses based on its percentage interest in earnings.

Use Of Estimates
----------------

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the unaudited condensed consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Equity Method Of Accounting For Unconsolidated Affiliates
---------------------------------------------------------

At June 30, 2005, investments in companies accounted for under the equity method consist of the following inactive foreign development-stage technology companies:

                                                    %              Country of
                                                  Owned            Operations
Flexitech, Ltd.                                   20.00%             Israel
Pirocat, Ltd.                                     20.00%             Israel
Sibconvers                                        50.00%             Russia
Container Engineering, Ltd                        50.00%             Russia

The Company does not have sufficient control over management, the board of directors or financial matters and accordingly the Company does not consolidate such entities. The above companies do not have any revenue nor any significant assets, liabilities, commitments and contingencies. The Company's carrying values in these equity-method investments is zero as of June 30, 2005.

Impairment Of Long-Lived Assets
-------------------------------

In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal On Long-Lived Assets," the Company reviews the carrying amount of long-lived assets on a regular basis for the existence of facts or circumstances, both internally and externally, that suggest impairment. The Company determines if the carrying amount of a long-lived asset is impaired based on anticipated undiscounted cash flows before interest from the use of the asset. In the event of impairment, a loss is recognized based on the amount by which the carrying amount exceeds the fair value of the asset. Fair value is determined based on appraised value of the assets or the anticipated cash flows from the use of the asset, discounted at a rate commensurate with the risk involved.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Capitalized Software
--------------------

Capitalization of computer software development costs begins upon the establishment of technological feasibility. Technological feasibility for the Company's computer software is generally based upon achievement of a detailed program design free of high risk development issues and the completion of research and development on the product hardware in which it is to be used. The establishment of technological feasibility and the ongoing assessment of recoverability of capitalized computer software development costs require considerable judgment by management with respect to certain external factors, including, but not limited to, technological feasibility, anticipated future gross revenue, estimated economic life and changes in software and hardware technology.

Amortization of capitalized computer software development costs commences when the related products become available for general release to customers. Amortization is provided on a product by product basis. The annual amortization is the greater of the amount computed using (a) the ratio that current gross revenue for a product bears to the total of current and anticipated future gross revenue for that product, or (b) the straight-line method over the remaining estimated economic life of the product.

The Company periodically performs reviews of the recoverability of such capitalized software development costs. At the time a determination is made that capitalized amounts are not recoverable based on the estimated cash flows to be generated from the applicable software, the capitalized costs of each software product is then valued at the lower of its remaining unamortized costs or net realizable value.

Amounts capitalized by LTDN during the six months ended June 30, 2005 and 2004 totaled $197,666 and $174,786 respectively. There was no amortization expense for the three and six months ended June 30, 2005 and 2004 as the software product was not placed into use as of June 30, 2005.

Comprehensive Income (Loss)
---------------------------

SFAS No. 130, "Accounting for Comprehensive Income," establishes standards for reporting and disclosure of comprehensive income and its components (including revenues, expenses, gains and losses) in a full set of general-purpose financial statements. The items of other comprehensive income that are typically required to be disclosed are foreign currency items, minimum pension liability adjustments, and unrealized gains and losses on certain investments in debt and equity securities.

Accumulated other comprehensive loss, at June 30, 2005, consists of foreign currency translation adjustments in the amount of $28,260

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Stock-Based Compensation
------------------------

The Company accounts for stock-based compensation for employees in accordance with Accounting Principals Board ("APB") No. 25 and Financial Interpretation No.
44. Stock and options granted to other parties in connection with providing goods and services to the Company are accounted for under the fair value method as prescribed by SFAS No. 123.

In December 2002, the Financial Accounting Standard Board ("FASB") issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure - an Amendment of SFAS Statement No. 123". This statement amends SFAS No. 123 to provide alternative methods of transition for a voluntary change to the fair value-based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148 also requires that those effects be disclosed more prominently by specifying the form, content, and location of those disclosures.

The additional disclosures required by SFAS No. 148 are as follows:

                                                                     For the Three Months Ended    For the Six Months Ended
                                                                              June 30,                    June 30,
                                                                     --------------------------   --------------------------
                                                                         2005           2004          2005           2004
                                                                     -----------    -----------   -----------    -----------
                                                                             (UNAUDITED)                  (UNAUDITED)
Net loss applicable to common stockholders, as reported              $(1,764,497)   $  (549,727)  $(2,541,586)   $(1,293,317)
   Add: Stock-based employee compensation expense
        included in reported net loss

                                                                     -----------    -----------   -----------    -----------
   Less: Stock-based employee compensation expense
        net of tax effect under the fair value-based method of
        accounting                                                             -              -             -              -
                                                                     -----------    -----------   -----------    -----------

   Pro-Forma Net Loss Under Fair Value Method                        $(1,764,497)   $  (549,727)  $(2,541,586)   $(1,293,317)
                                                                     ===========    ===========   ===========    ===========

       Loss Per Share-Basic and Diluted, as Reported                 $     (0.01)      $(0 .01)   $     (0.01)      $(0 .03)
                                                                     ===========    ===========   ===========    ===========
       Pro-Forma Loss Per Share-Basic and Diluted                    $     (0.01)      $(0 .01)   $     (0.01)      $(0 .03)
                                                                     ===========    ===========   ===========    ===========

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Translation Of Foreign Currencies
---------------------------------

The U.S. dollar is the functional currency for all of the Company's businesses, except its operations in Australia and Europe. Foreign currency denominated assets and liabilities for these units are translated into U.S. dollars based on exchange rates prevailing at the end of each period presented, and revenues and expenses are translated at average exchange rates during the period presented. The effects of foreign exchange gains and losses arising from these translations of assets and liabilities are included as a component of equity.

Loss Per Share Of Common Stock
------------------------------

Basic net earnings (losses) per share of common stock are computed by dividing earnings (losses) available to common stockholders by the weighted average number of common shares outstanding during the periods presented.

Diluted net earnings (losses) per share reflects per share amounts that result if dilutive common stock equivalents are converted to common stock.

Common stock equivalents, consisting of convertible debt, convertible preferred stock, options and warrants, discussed in Note 7, were not included in the calculation of diluted loss per share because their inclusion would have had been anti-dilutive.

Basic and diluted loss per share have been calculated assuming the Series A Preferred Stock has been converted under the "if converted method" since each share of Series A Preferred Stock automatically converts into 400 shares of common stock upon the increase in authorized common shares to 500 million.

Business Segment
----------------

SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information," establishes standards for the way public enterprises report information about operating segments in annual consolidated financial statements and requires reporting of selected information about operating segments in interim financial statements regarding products and services, geographical areas and major customers. The Company has determined that under SFAS No. 131, it operates in three geographic segments (see Note 9).

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New Accounting Pronouncements
-----------------------------

In December 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123R, "Share-Based Payment." SFAS No. 123R eliminates the alternative to use APB No. 25's intrinsic value method of accounting that was provided in SFAS No 123 as originally issued. SFAS No. 123R requires entities to recognize the cost of employee services in exchange for awards of equity instruments based on the grant-date fair value of those awards (with limited exceptions). That cost will be recognized over the period during which the employee is required to provide the service in exchange for the award. No compensation cost is recognized for equity instruments for which employees do not render the requisite service. SFAS No. 123R requires entities to initially measure the cost of employee services received in exchange for an award of liability instruments based on its current fair value; the fair value of the award will be remeasured at each reporting date through the settlement date. Changes in fair value during the requisite service period will be recognized as compensation cost over that period. The grant date fair value of employee share options and similar instruments will be estimated using option-pricing models adjusted for the unique characteristics of those instruments. SFAS No. 123R is effective as of the beginning of the Company's fiscal year following December 15, 2005 (January 1, 2006). The adoption of SFAS No. 123R will have no effect on the Company's consolidated cash flows or financial position but will have an adverse effect on the Company's consolidated results of operations.

In December 2004, the FASB issued FAS No. 153, "Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29." This Statement eliminates the exception from fair value measurement for nonmonetary exchanges of similar productive assets in paragraph 21(b) of APB Opinion No. 29 and replaces it with an exception for exchanges that do not have commercial substance. This Statement specifies that a nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of this Statement are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of SFAS No. 153 is not expected to have a material impact on the Company's consolidated financial position, liquidity, or results of operations.

In April 2004, the EITF issued Statement No. 03-06 "Participating Securities and the Two-Class Method Under FASB Statement No. 128, Earnings Per Share" ("EITF 03-06"). EITF 03-06 addresses a number of questions regarding the computation of earnings per share by companies that have issued securities other than common stock that contractually entitle the holder to participate in dividends and earnings of the company when, and if, it declares dividends on its common stock. The issue also provides further guidance in applying the two-class method of calculating earnings per share, clarifying what constitutes a participating security and how to apply the two-class method of computing earnings per share once it is determined that a security is participating, including how to allocate undistributed earnings to such a security. EITF 03-06 is effective for fiscal periods beginning after March 31, 2004. The adoption of this statement did not have any effect on the Company's calculation of EPS.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New Accounting Pronouncements (Continued)
-----------------------------------------

In September 2004, the EITF issued statement EITF Issue No. 04-08, "The Effect of Contingently Convertible Debt on Diluted Earnings per Share" ("EITF 04-08"). Contingently convertible debt instruments are generally convertible into common shares of an issuer after the common stock price has exceeded a predetermined threshold for a specified period of time (the "market price contingency"). EITF 04-08 requires that shares issuable upon conversion of contingently convertible debt be included in diluted earnings per share computations regardless of whether the market price contingency contained in the debt instrument has been met. EITF 04-08 is effective for reporting periods ending after December 15, 2004 and requires restatement of prior periods to the extent applicable. The adoption of this statement did not have an effect on the Company's calculation of EPS.

NOTE 3 - MERGER AND CONVERSION AGREEMENT

Merger Agreement - LTDN
-----------------------

On December 15, 2004, ATI consummated the acquisition of all of the issued and outstanding shares of capital stock of LTDN, through the merger transaction discussed in Note 1.

Immediately after the merger, the stockholders of LTDN controlled a majority of the merged company's voting securities and LTDN management controlled the board of directors of the merged company. Accordingly, LTDN is considered to be the accounting acquirer in the transaction.

The total consideration for the acquisition of the ATI equity securities was determined as follows:

                                                                                   No. of
                                                                                   Shares               Amount
                                                                                -------------       -------------
Value of ATI common stock                                                         83,931,775        $  12,589,766
Value of 50,000 shares of ATI preferred stock, based upon a conversion rate
     of 400 to 1 conversion rate                                                  20,000,000            3,000,000
Value of ATI options/warrants                                                     15,589,766              351,889

           Total Purchase Price                                                                     $  15,941,655

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 3 - MERGER AND CONVERSION AGREEMENT (CONTINUED)

Merger Agreement - LTDN (Continued)
-----------------------------------

The fair value used to value the Common Stock was based on the quoted market price of Common Stock at the time the merger transaction was announced.

The fair value of the ATI options/warrants was determined using the Black-Scholes valuation model. To determine the fair value of these options/warrants, the following assumptions were used: expected volatility of 127.33%, risk-free interest rate of 3.250%, and expected life of four to ten years.

Under the purchase method of accounting, the total estimated purchase price as detailed above was allocated to ATI's net tangible and intangible assets based as follows:

Prepaid expenses and other current assets                 $       67,589
Property and equipment, net                                       52,166
Note receivable-Related Party                                    229,640
Due from related parties                                          59,946
Loans and notes payable                                         (549,999)
Accrued liabilities                                           (5,584,825)
Advances from LTDN                                            (1,388,619)
Due to related parties                                          (168,938)
Acquired in-process technology                                23,224,695
Equity securities issued                                     (15,941,655)
                                                          --------------
Net Cash                                                  $           --
                                                          ==============

The amount allocated to acquired in-process technology of $23,224,695 has been expensed as a charge against operations and is included in the consolidated statement of operations for the year ended December 31, 2004. The amount allocated to acquired in-process technology relates to products that had not yet reached technological feasibility and that, until completion of development, had no alternative future use. These products require substantial development and testing prior to reaching technological feasibility. However, there can be no assurance that these products will reach technological feasibility or develop into products that may be sold by the Company. The acquired in-process technology has required, and may require substantial development by the Company.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 3 - MERGER AND CONVERSION AGREEMENT (CONTINUED)

Merger Agreement - LTDN (Continued)
-----------------------------------

The following unaudited pro forma information has been prepared assuming that this acquisition had taken place at the beginning of the respective periods; it is not necessarily indicative of results that may occur in the future.

                                                SIX MONTHS ENDED             THREE MONTHS ENDED
                                                    JUNE 30,                      JUNE 30,
                                           --------------------------    --------------------------
                                               2005           2004           2005           2004
                                           -----------    -----------    -----------    -----------
                                                                 (UNAUDITED)
Net revenues                               $         -    $         -    $         -    $         -

Net loss                                    (2,541,585)    (3,088,669)    (1,764.496)    (1,013,982)

Basic and diluted loss per common share:
    Net loss                               $      (.01)   $      (.03)   $      (.01)   $      (.01)

Prior to the Merger, LTDN advanced monies to ATI to be used for working capital purposes. Loans made by LTDN to ATI for the years ended December 31, 2004, 2003, and 2002 totaled $1,428,000, $720,566, and $295,053, respectively. During the years ended December 31, 2004 and 2003, LTDN converted $130,000, and $925,000 respectively of such loans into 1,300,000, and 9,250,000 respectively, of shares of Common Stock of ATI. LTDN accounted for their interests in ATI's Common Stock under the cost method since LTDN at any point in time prior to December 15, 2004 did not own more than 20% of ATI's equity securities.

In 2003, 1,600,000 shares of Common Stock owned by LTDN were sold resulting in proceeds of $160,000.

In 2003, 2,300,000 shares of Common Stock owned by LTDN were transferred to consultants in connection with consulting services valued at $230,000.

In 2004, 3,000,000 shares of Common Stock owned by LTDN were sold to stockholders of LTDN in connection with the purchase of shares of stocks of LTDN. The value allocated to the ATI shares was $300,000.

In 2004, 2,400,000 shares of Common Stock owned by LTDN were transferred to consultants in connection with consulting services valued at $240,000.

In 2004, 1,250,000 shares of Common Stock owned by LTDN were transferred to finders valued at $125,000 in connection with the sale of LTDN common stock.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 4 - PROPERTY AND EQUIPMENT

Property and equipment at June 30, 2005 consisted of the following:

Office furniture and fixtures                                  $   47,190
Purchased software                                                172,053
Computer hardware                                                 173,830
Assets acquired in merger                                          52,166
                                                               ----------
                                                                  445,239
Less: Accumulated depreciation                                   (357,542)
                                                               ----------

Property and equipment, net                                    $   87,697
                                                               ==========

Depreciation expense for the three months ended June 30, 2005 and 2004 amounted to $15.421 and $7,772, respectively. Depreciation expense for the six months ended June 30, 2005 and 2004, amounted to $30,473 and $15,544, respectively.

NOTE 5 - DEFERRED FINANCING COST

At June 30, 2005, deferred financing costs incurred in connection with the sale of a 9% convertible debenture in the amount of $900,000 (Note 6) was:

Deferred financing cost                                        $  104,300
Less: Accumulated amortization                                    (18,636)
                                                               ----------
Deferred Financing Cost, Net                                   $   85,664
                                                               ==========

Amortization of deferred financing cost for the three months ended June 30, 2005 and June 30, 2004 was $17,383 and $-0-, respectively. Amortization of deferred financing cost for the six months ended June 30, 2005 and June 30, 2004 was $18,636 and $-0-, respectively.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 6 - CONVERTIBLE DEBENTURE

During March 2005 the Company raised from an individual $150,000 through the issuance of convertible debt securities ("Debentures") and warrants ("Debenture Warrants) to purchase 1,666,668 shares of Common Stock. On April 5, 2005 the Company entered into an Amendment of the Debentures and the Debenture Warrants relating to the March 2005 financing were increased to 2,142,856. During the second quarter of 2005, the Company has raised from various financing sources approximately $750,000 through the issuance of Debenture and Debenture Warrants to purchase 11,190,474 shares of Common Stock. Subsequent to June 30, 2005, the Company raised from various financing sources approximately $850,000 through the issuance of Debentures and Debenture Warrants to purchase 12,500,000 shares of Common Stock. During July 2005, the Company has also issued an additional $45,000 aggregate principal amount of Debentures to certain holders of the Debentures in consideration for such holders agreeing to certain amendments with respect to the terms of the Debentures.

The Debentures bear interest at 9% per annum on a simple non-compounded basis and are due and payable on August 20, 2006. If the Certificate of Incorporation Amendment is approved, and after such approval, the Debentures will be convertible, at the holder's option, into shares of Common Stock. If the Certificate of Incorporation Amendment is not approved by September 30, 2005, the holder of the Debentures will be entitled to require the Company to redeem the Debentures held by such holder at a purchase price equal to 150% of the principal amount of the Debentures plus accrued and unpaid interest to the date of redemption. If such approval is obtained, the Debentures will become convertible as described above at a conversion rate equal to the lesser of $0.07 (subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs) and 75% of the average of the 10 lowest closing bid prices of the Common Stock for the 30 trading days immediately preceding the applicable date of conversion. If a holder elects to convert all or a portion of the Debentures and the conversion price is less than $0.07 (subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs), in lieu of effecting such conversion, the Company may elect to redeem the amount of the Debentures requested to be so converted at a purchase price equal to 150% of the principal amount of the Debentures plus accrued and unpaid interest to the date of redemption. The holder may accelerate the maturity date of the Debentures following the occurrence of customary events of default, including, without limitation, payment defaults, breaches of certain covenants and representations, certain events of bankruptcy, certain judgment defaults and the suspension of the Common Stock from trading on the Over the Counter Bulletin Board.

In connection with the issuance of the Debentures to date, the Company issued warrants to purchase up to 25,000,000 shares of Common Stock, at a per share exercise price of $0.10, such exercise price subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 6 - CONVERTIBLE DEBENTURE (CONTINUED)

Each Debenture Warrant is exercisable during the period from the approval of the Certificate of Incorporation Amendment until the second anniversary of the effective date of the registration statement described below. If the average of the closing bid prices of the Common Stock during any period of 20 consecutive trading days is equal to or greater than $0.50 and the closing bid price of the Common Stock is equal to or greater than $0.50 for at least 10 trading days during such period then with respect to each Debenture Warrant that the holder does not exercise during the 15 trading day period following the receipt by the holder of a notice from the Company that such average price and closing bid prices have occurred, the exercise price for such Debenture Warrants will each be adjusted to $0.25 per share (subject to adjustment for customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs). Holders of Debenture Warrants are entitled to effect a cashless exercise of the Debenture Warrants if the registration statement (as described below) has not been declared effective prior the first anniversary of the issuance of the Debenture Warrants.

The Company has agreed to file a registration statement to register the shares of Common Stock issuable upon the conversion of the Debentures and the exercise of the Debenture Warrants. The Company will be obligated to pay the holder of the Debentures certain liquidated damages in the event that such registration statement is not filed by October 5, 2005 or is not declared effective by November 30, 2005 or the effectiveness of such registration statement is subsequently suspended for more than certain permitted periods.

The fair value of the $150,000 debt securities issued in March of 2005 were allocated 72.2% or $108,271 to the Debentures and 27.8% or $41,729 to the Debenture Warrants. The conversion price of the Debentures was below the market price of the Company's Common Stock at March 2, 2005, which resulted in a beneficial conversion feature relating to the $150,000 of $108,271. In Accordance with EITF 00-27 the amount allocated to the beneficial conversion feature was limited to the net proceeds of the offering less the value allocated to the warrants issued to the purchasers.

The fair value of the $750,000 debt securities issued during the second quarter of 2005 were allocated 29.2% or $218,750 to the Debentures and 70.8% or $531,250 to the Debenture Warrants. The combined values allocated to the warrants and beneficial conversion feature of $750,000 was recorded as a debt discount and is being amortized over the period ending August 20, 2006. In Accordance with EITF 00-27 the amount allocated to the beneficial conversion feature was limited to the net proceeds of the offering less the value allocated to the warrants issued to the purchasers.

Amortization of debt discount for the period ended June 30, 2005 was $158,333.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 7 - STOCKHOLDERS' EQUITY

Preferred Stock
---------------

The Company has authorized 1,000,000 shares of preferred stock, par value - $.001 per share. The Board of Directors of the Company has broad discretion to create one or more series of preferred stock and to determine the rights, preferences and privileges of any such series. At June 30, 2005, 254,199 shares of Series A Preferred Stock has been issued

Stock Issuances For The Six Months Ended June 30, 2005
------------------------------------------------------

During February 2005, the Company issued to the President and Chief Executive Officer of the Company 523,811 shares of Common Stock as a bonus valued at $78,571.

During February 2005, the Company issued to a Director of the Company 380,952 shares of Common Stock as a bonus valued at $57,142.

During February 2005, the Company issued a former Consultant 1,692,388 shares of Common Stock registered on Form S-8 and 10,538 shares of the Company's Series A Preferred Stock in settlement of $1,016,000 of accrued consulting fees.

During February 2005, the Company issued 187,500 shares if common stock to a consultant for services provided valued at $36,000. During March 2005, the Company issued to several investors 1,050,000 shares of Common Stock for $104,565.

During March 2005, the Company issued 375 shares of Series A Convertible Preferred Stock, valued at $22,500, to a party as a finders fee relating to financings the Company entered into during the first quarter of 2005.

During May 2005, the Company issued 276,394 shares of Common Stock to a consultant for services provided valued at 35,931.

During June 2005, the Company entered into a conversion agreement with a debt holder whereby the Company issued 1,971,428 shares of restricted Common Stock as full and final payment of $138,000 of accrued liabilities.

During June 2005, the Company issued 312,500 shares of Common Stock to a consultant for services provided valued at $37,500.

During April 2005, the Company sold to an investor 250,000 shares of Common Stock for $25,000.

During June, the Company issued to an officer 2,000,000 shares of its Common Stock pursuant to a June 30, 2005 Bonus Inceptive arrangement. The officer is also entitled to be issued up to 1,000,000 shares of Common Stock upon additional milestones being reached. The total value of the 2,000,000 shares issued was $260,000, which was charge to operations during the quarter ended June 30, 2005.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 7 - STOCKHOLDERS' EQUITY (CONTINUED)

Earnings Per Share
------------------

Securities that could potentially dilute basic earnings per share ("EPS") in the future that were not included in the computation of diluted EPS because to do so would have been anti-dilutive for the periods presented consist of the following:

Convertible Debentures                                              12,857,142
Options to purchase Common Stock                                     1,712,777
Warrants to purchase Common Stock                                   15,999,998
Convertible Preferred Stock                                        101,679,699
Warrants to purchase Convertible Preferred Stock                   195,161,200
                                                                   -----------

     Total as of June 30, 2005                                     327,410,816
                                                                   ===========

Substantial and potential issuances after June 30, 2005:

Warrants to purchase Common Stock                                   12,500,000
Convertible Debentures (assuming conversion price of $0.07)         12,142,857
Issuance of Common Stock for services                                  333,000

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 8 - COMMITMENTS AND OTHER MATTERS

Consulting Agreement - ERBC
---------------------------

By letter dated June 1, 1996, ATI engaged ERBC Holdings, LTD ("ERBC"), a related party, as a consultant to undertake all aspects of ATI's operations in Russia. Pursuant to the letter agreement, ATI agreed to pay ERBC a fee of $115,000 per year which was increased to $240,000 commencing in 2001 In February 2005, the balance outstanding under this agreement of $1,015,176 was converted into 1,692,388 shares of Common Stock and 10,538 shares of Series A Preferred Stock.

Russian Contracts For Research And Development
----------------------------------------------

ATI is a party to a research and development agreement with a Moscow-based State Scientific Research Institute Scientific Production Company named Lutch pursuant to which such entity has agreed to perform various contract research and development services related to technology obtained by ATI from Nurescell for a total price of $985,000. Through March 31, 2005, the Company paid $100,000 under this agreement. As a continued result of limited funding, no services have been performed under this agreement to date. It is uncertain when or if any services will eventually be completed under this contract.

ATI is a party to a research and development agreement with a branch of the Ministry of the Atomic Energy of the Russian Federation pursuant to which such entity has agreed to perform various contract research and development services to develop an industrial fireproof swelling cable coating for a total price of $462,000. As a result of limited funding of this contract, the performance of services were rescheduled to occur commencing with the quarter ended December 31, 2003 and to be completed within one year. The work under the contracts has not been completed as of June 30, 2005 and at this time the completion date can not be determined as a continued result of limited funding.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 8 - COMMITMENTS AND OTHER MATTERS (CONTINUED)

Acquisition Of In-Process Technologies
--------------------------------------

In connection with an oral agreement, ATI has agreed to acquire the rights to certain in-process technologies now held by a German bank, for an estimated purchase price of $500,000 payable in cash and/or common stock. Management of ATI has indicated that this transaction is expected to close during the end of 2005 although there is no assurance it will be consummated. As of June 30, 2005, LTDN has paid $352,089 to the German bank as part of this oral agreement.

Legal Disputes
--------------

During the quarter ended June 30, 2003, ATI was notified that Dr. Jurgen Lempert intended to commence legal proceeding against ATI relating to his termination as Chief Executive Officer of ATI Nuklear. A German court ruled the Dr. Lempert is entitled to collect $69,629. As of June 30, 2005, the Company has accrued such amounts.

A noteholder has threatened to sue ATI for repayment of an outstanding note. To date, ATI has not been served with a lawsuit. In the event the noteholder does sue ATI, ATI believes it has sufficient defenses for nonpayment of the note and intends to vigorously defend itself against such claims.

James Cassidy and TPG Capital have filed for arbitration against ATI regarding a purported reset provision in an agreement entered into during 1999. TPG believes it is entitled to receive an additional 1,465,671 shares of Common Stock under an agreement previously executed between the parties. Should litigation arise, the Company believes that it has sufficient defenses and intends to vigorously defend itself against such claims.

Dr. Alexander Kaul, former Chairman of the Supervisory Board of ATI Nuklear, initiated legal proceedings against ATI for monies he believes are due him under his terminated employment contract. A German court ruled that Dr. Kaul is entitled to collect $67,808. As of June 30, 2005, the Company has accrued such amounts.

Peter Goerke, a former Vice President of the Company, initiated legal proceedings against the Company for the value of his remaining employment agreement, accrued wages and expenses. A German court ruled that Mr. Goerke is not entitled to the remaining value of his employment contract and is only entitled to collect $197,486. At June 30, 2005, the Company has accrued such amounts. Mr. Goerke has filed for a lien against certain assets of Cetoni, one of the Company's wholly owned subsidiaries.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 8 - COMMITMENTS AND OTHER MATTERS (CONTINUED)

Legal Disputes (Continued)
--------------------------

Cnet Networks, Inc. initiated proceedings against LTDN for amounts due it by a former third party affiliate of LTDN. During June 2005, Cnet Networks, Inc. received a judgment in the amount of $100,000 against LTDN. LTDN believes that it is not liable for this amount and intends to appeal the verdict. Additionally, LTDN believes that it has a cause of action against Cnet Networks, Inc. relating to a breach of contract and other claims relating to a contract between it and Cnet Networks, Inc. As of June 30, 2005, LTDN accrued $100,000 related to this judgment.

A German court has suspended the corporate registration of Cetoni. The Company does not intend to appeal this decision as it is consistent with the restructuring of all German operations. The Company does not believe this ruling will have a material impact on the Company's operations as Cetoni no linger has any significant tangible or intangible assets.

The Company is also subject to various matters of litigation during its normal course of operations. Management believes that the eventual outcome of these matters will not have a material adverse effect on the Company's consolidated financial position, results of operations, or cash flows.

Lien On Star Can Patents
------------------------

During June 2003, the Company became aware that a lien had been placed against the patents relating to the resealable can by Paxsys Ltd., a Bermuda corporation, in connection with a failed financing. The Company disputes the validity of the claim and intends to take vigorous action to remedy the situation and have the lien removed.

Settlement Agreement
--------------------

On June 15, 2004, ATI entered into a settlement agreement with a law firm previously engaged by ATI in connection with the settlement of various claims between such parties. Such claims included a claim by such law firm that ATI owed such law firm approximately $721,000 for legal services and interest on the outstanding amount. Pursuant to such settlement agreement each party provided the other with a general release for all claims arising prior to the date of such settlement agreement and ATI agreed to issue to such law firm 2,250,000 shares of Common Stock.

Shares issued under these arrangements were valued at $405,000. As part of the settlement agreement, the law firm was entitled to penalty shares in the event certain shares were not registered on Form S-8 by July 1, 2004. As such, the law firm received 65,590 shares of restricted common stock as a penalty. The Settlement Agreement allows for a period of one year, for a repricing of shares in the event that the Common Stock trades below a price of $0.12 per share for a period of 30 consecutive days. In the event that the repricing is triggered, additional shares of Common Stock would be issuable as detailed in the Settlement Agreement. During August 2005, the repricing mechanism was triggered and the Company is obligated to issue 70,000 shares of its restricted Common Stock under the terms of the Settlement Agreement.

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 9 - SEGMENT REPORTING

The Company's business is organized on a geographic basis, and the Company's Chief Operating Decision Maker assesses performance and allocates resources on this basis. The information provided in the following section is representative of the information used by the Chief Operating Decision Maker in deciding how to allocate resources and in assessing performance.

The Company has three geographic reportable segments: United States of America (U.S.A.), Australia and Germany. The accounting policies of the segments are the same as described in the summary of significant accounting policies. The Company evaluates segment performance based on net income (loss).

Segment results for the six months ended June 30, 2005 and 2004 are as follows:

2005:
-----

                               U.S.A.       Australia        Germany     Eliminations   Consolidated
                           ------------   ------------    ------------   ------------   ------------
Net Loss                   $   (819,059)  $ (1,584,571)   $    (23,145)  $          -   $ (2,541,585)
                           ============   ============    ============   ============   ============

Depreciation and
amortization               $          -   $     16,687          13,786   $          -   $     30,473
                           ============   ============    ============   ============   ============

Identifiable Assets        $    229,641   $  1,109,369    $    157,983   $          -   $  1,496,993
                           ============   ============    ============   ============   ============

2004:
-----

Net Loss                   $          -   $ (1,293,317)   $          -   $          -   $ (1,293,317)
                           ============   ============    ============   ============   ============

Depreciation and
amortization               $          -   $     15,544    $          -   $          -   $     15,544
                           ============   ============    ============   ============   ============

              ADVANCED TECHNOLOGY INDUSTRIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

Segment results for the three months ended June 30, 2005 and 2004 are as follows:

2005:
-----

                               U.S.A.       Australia        Germany     Eliminations   Consolidated
                           ------------   ------------    ------------   ------------   ------------
Net Loss                   $   (933,869)  $   (888,032)   $    (57,405)  $          -   $ (1,764,496)
                           ============   ============    ============   ============   ============

Depreciation and
amortization               $          -   $      8,528           6,893   $          -   $     15,421
                           ============   ============    ============   ============   ============

Identifiable Assets        $    229,641   $  1,109,369    $    157,983   $          -   $  1,496,993
                           ============   ============    ============   ============   ============

2004:
-----

Net Loss                   $          -   $   (549,727)   $          -   $          -   $   (549,727)
                           ============   ============    ============   ============   ============

Depreciation and
amortization               $          -   $      7,772    $          -   $          -   $      7,772
                           ============   ============    ============   ============   ============

At June 30, 2004, all identifiable assets were in Australia.

NOTE 10 - SUBSEQUENT EVENTS

SUBSEQUENT STOCK ISSUANCES

Debt Issuances
--------------

On July 19, 2005, pursuant to a Securities Purchase Agreement dated as of July 14, 2005 (the "Securities Purchase Agreement") among the Company and a group of investors (collectively, the "Investors"), the Company has sold an aggregate of $850,000 principal amount of its Debentures and Debenture Warrants to purchase 12,500,000 shares of Common Stock. The Company received net proceeds in such sale of $760,000, after the payment of offering related fees and expenses. The Debentures and Debenture Warrants were issued in a private placement pursuant to
Section 4(2) under the Securities Act of 1933, as amended (the "Securities Act"). The terms of these securities are substantial the same to the securities described in Note 6

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT

                                       TO

                        THE CERTIFICATE OF INCORPORATION

                                       OF

                      ADVANCED TECHNOLOGY INDUSTRIES, INC.

               ___________________________________________________

                         Pursuant to Section 242 of the
                General Corporation Law of the State of Delaware
               ___________________________________________________


                  ADVANCED TECHNOLOGY INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

                  FIRST: Article FOURTH(a) of the Certificate of Incorporation of the Corporation is hereby amended and restated to read as follows:

                  "FOURTH: (a) The total number of shares of capital stock which the Corporation shall have authority to issue is Eight Hundred One Million (801,000,000) shares of which Eight Hundred Million (800,000,000) shares shall be designated as common stock with par value one hundredth of one cent ($0.0001) per share and One Million (1,000,000) shares shall be designated as preferred stock with a par value of one tenth of one cent ($0.001) per share."

                  SECOND: That the Amendment of the Certificate of Incorporation of the Corporation effected by this Certificate was duly authorized by the stockholders of the Corporation, after first having been declared advisable by the Board of Directors of the Corporation, all in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

                  IN WITNESS WHEREOF, ADVANCED TECHNOLOGY INDUSTRIES, INC., has caused this Certificate to be signed by its Chief Executive Officer, who hereby acknowledges under penalties of perjury that the facts herein stated are true and that this Certificate is the act and deed of the Corporation, this ___ day of ____, 2005.


                      ADVANCED TECHNOLOGY INDUSTRIES, INC.



                                          By: __________________________________
                                                   Allan Klepfisz
                                                   Chief Executive Officer

                                    EXHIBIT B

                      ADVANCED TECHNOLOGY INDUSTRIES, INC.
                           2005 EQUITY INCENTIVE PLAN

1.       DEFINED TERMS

         Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

2.       PURPOSE

         The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Stock-based Awards.

3.       ADMINISTRATION

         The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures; and otherwise do all things necessary to carry out the purposes of the Plan. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.

4. LIMITS ON AWARDS UNDER THE PLAN

         (a) NUMBER OF SHARES. A maximum of 15,000,000 shares of Stock may be delivered in satisfaction of Awards under the Plan. The number of shares of Stock delivered in satisfaction of Awards shall, for purposes of the preceding sentence, be determined net of shares of Stock withheld by the Company in payment of the exercise price of the Award or in satisfaction of tax withholding requirements with respect to the Award. The limit set forth in this Section 4(a) shall be construed to comply with Section 422 of the Code and regulations thereunder. To the extent consistent with the requirements of Section 422 of the Code and regulations thereunder, and with other applicable legal requirements (including applicable stock exchange requirements), Stock issued under awards of an acquired company that are converted, replaced, or adjusted in connection with the acquisition shall not reduce the number of shares available for Awards under the Plan.

         (b) TYPE OF SHARES. Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan.

5. ELIGIBILITY AND PARTICIPATION

         The Administrator will select participants from among those key employees and directors of, and consultants and advisors to, the Company or its Affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates. Eligibility for ISOS is limited to employees of the Company or of a "parent corporation" or "subsidiary corporation" of the Company as those terms are defined in Section 424 of the Code.

6.       RULES APPLICABLE TO AWARDS

         (a)      ALL AWARDS

                  (1) AWARD PROVISIONS. The Administrator will determine the terms of all Awards, subject to the limitations provided herein. By accepting any Award granted hereunder, the Participant agrees to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.

                  (2) TERM OF PLAN. No Awards may be made after July 19, 2015 but previously granted Awards may continue beyond that date in accordance with their terms.

                  (3) TRANSFERABILITY. Neither ISOs nor, except as the Administrator otherwise expressly provides, other Awards may be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime ISOs (and, except as the Administrator otherwise expressly provides, other non-transferable Stock Options) may be exercised only by the Participant.

                  (4) VESTING, ETC. The Administrator may determine the time or times at which an Award will vest or become exercisable and the terms on which a Stock Option will remain exercisable. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, however, the following rules will apply: immediately upon the cessation of the Participant's Employment, each Stock Option that is then held by the Participant or by the Participant's permitted transferees, if any, will cease to be exercisable and will terminate, and all other Awards that are then held by the Participant or by the Participant's permitted transferees, if any, to the extent not already vested will be forfeited, except that:

                  (A) subject to (B) and (C) below, all Stock Options held by the Participant or the Participant's permitted transferees, if any, immediately prior to the cessation of the Participant's Employment, to the extent then exercisable, will remain exercisable for the lesser of
         (i) a period of three months or (ii) the period ending on the latest date on which such Stock Option could have been exercised without regard to this Section 6(a)(4), and will thereupon terminate;

                  (B) all Stock Options held by a Participant or the Participant's permitted transferees, if any, immediately prior to the Participant's death, to the extent then exercisable, will remain exercisable for the lesser of (i) the one year period ending with the first anniversary of the Participant's death or (ii) the period ending on the latest date on which such Stock Option could have been exercised without regard to this Section 6(a)(4), and will thereupon terminate; and

                  (C) all Stock Options held by a Participant or the Participant's permitted transferees, if any, immediately prior to the cessation of the Participant's Employment will immediately terminate upon such cessation if the Administrator in its sole discretion determines that such cessation of Employment has resulted for reasons which cast such discredit on the Participant as to justify immediate termination of the Award.

                  (5) TAXES. The Administrator will make such provision for the withholding of taxes as it deems necessary. The Administrator may, but need not, hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements (but not in excess of the minimum withholding required by law).

                  (6) DIVIDEND EQUIVALENTS, ETC. The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award.

                  (7) RIGHTS LIMITED. Nothing in the Plan will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a stockholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or Affiliate to the Participant.

         (b)      STOCK OPTIONS

                  (1) TIME AND MANNER OF EXERCISE. Unless the Administrator expressly provides otherwise, a Stock Option will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by any payment required under the Stock Option. If the Stock Option is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Stock Option has the right to do so.

                  (2) EXERCISE PRICE. Unless the Administrator determines otherwise, and in all respects in the case of Stock Options intended to qualify as an ISO, the exercise price of each Stock Option shall be 100% (in the case of an ISO granted to a ten-percent shareholder within the meaning of Section 422(b)(6) of the Code, 110%) of the fair market value of the Stock subject to the Stock Option, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant.

                  (3) PAYMENT OF EXERCISE PRICE. Where the exercise of a Stock Option is to be accompanied by payment, the Administrator may determine the required or permitted forms of payment, subject to the following: all payments will be by cash or check acceptable to the Administrator, or, if so permitted by the Administrator and if legally permissible, (i) through the delivery of shares of Stock that have been outstanding for at least six months (unless the Administrator approves a shorter period) and that have a fair market value equal to the exercise price, (ii) by delivery to the Company of a promissory note of the person exercising the Stock Option, payable on such terms as are specified by the Administrator, (iii) through a broker-assisted exercise program acceptable to the Administrator, (iv) by other means acceptable to the Administrator, or (v) by any combination of the foregoing permissible forms of payment. The delivery of shares in payment of the exercise price under clause
(i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.

         (c)      RESTRICTED STOCK AND UNRESTRICTED STOCK

         Restricted Stock and Unrestricted Stock may be made in exchange for such lawful consideration, including services, as the Administrator determines.

7.       EFFECT OF CERTAIN TRANSACTIONS

         (a) MERGERS, ETC. Except as otherwise provided in an Award, the following provisions shall apply in the event of a Covered Transaction:

                  (1) ASSUMPTION OR SUBSTITUTION. If the Covered Transaction is one in which there is an acquiring or surviving entity, the Administrator may provide for the assumption of some or all outstanding Awards or for the grant of new awards in substitution therefor by the acquiror or survivor or an affiliate of the acquiror or survivor.

                  (2) CASH-OUT OF AWARDS. If the Covered Transaction is one in which holders of Stock will receive upon consummation a payment (whether cash, non-cash or a combination of the foregoing), the Administrator may provide for payment (a "cash-out"), with respect to some or all Awards, equal in the case of each affected Award to the excess, if any, of (A) the fair market value of one share of Stock (as determined by the Administrator in its reasonable discretion) times the number of shares of Stock subject to the Award, over (B) the aggregate exercise or purchase price, if any, under the Award, in each case on such payment terms (which need not be the same as the terms of payment to holders of Stock) and other terms, and subject to such conditions, as the Administrator determines.

                  (3) ACCELERATION OF CERTAIN AWARDS. If the Covered Transaction (whether or not there is an acquiring or surviving entity) is one in which there is no assumption, substitution or cash-out, each Stock Option will become fully exercisable on a basis that gives the holder of the Stock Option a reasonable opportunity, as determined by the Administrator, following exercise of the Stock Option to participate as a stockholder in the Covered Transaction.

                  (4) TERMINATION OF STOCK OPTIONS UPON CONSUMMATION OF COVERED TRANSACTION. Each Stock Option (unless assumed pursuant to Section 7(a)(1) above) will terminate upon consummation of the Covered Transaction.

                  (5) ADDITIONAL LIMITATIONS. Any share of Stock delivered pursuant to Section 7(a) above with respect to an Award may, in the discretion of the Administrator, contain such restrictions, if any, as the Administrator deems appropriate to reflect any performance or other vesting conditions to which the Award was subject. In the case of Restricted Stock, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.

         (b)      CHANGE IN AND DISTRIBUTIONS WITH RESPECT TO STOCK

                  (1) BASIC ADJUSTMENT PROVISIONS. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company's capital structure, the Administrator will make appropriate adjustments to the maximum number of shares specified in Section 4(a) that may be delivered under the Plan, and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Stock Options and any other provision of Awards affected by such change.

                  (2) CERTAIN OTHER ADJUSTMENTS. The Administrator may also make adjustments of the type described in Section 7(b)(1) above to take into account distributions to stockholders other than those provided for in Section 7(a) and 7(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder, having due regard for the qualification of ISOs under Section 422 of the Code.

                  (3) CONTINUING APPLICATION OF PLAN TERMS. References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

8.       LEGAL CONDITIONS ON DELIVERY OF STOCK

         The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to the exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

9.       AMENDMENT AND TERMINATION

         The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; PROVIDED, that except as otherwise expressly provided in the Plan the Administrator may not, without the Participant's consent, alter the terms of an Award so as to affect adversely the Participant's rights under the Award, unless the Administrator expressly reserved the right to do so at the time of the Award.

10.      OTHER COMPENSATION ARRANGEMENTS

         The existence of the Plan or the grant of any Award will not in any way affect the Company's right to Award a person bonuses or other compensation in addition to Awards under the Plan.

11.      WAIVER OF JURY TRIAL

         By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim shall be tried before a court and not before a jury. By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers.

                                    EXHIBIT A

                               DEFINITION OF TERMS
                               -------------------

         The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

         "ADMINISTRATOR": The Board, except that the Board may delegate (i) to one or more of its members such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant options to the extent permitted by Section 157(c) of the Delaware General Corporation Law; (iii) to one or more officers of the Company the authority to allocate other Awards among such persons (other than officers of the Company) eligible to receive Awards under the Plan as such delegated officer or officers determine consistent with such delegation; PROVIDED, that with respect to any delegation described in this clause (iii) the Board (or a properly delegated member or members of the Board) shall have authorized the issuance of a specified number of shares of Stock under such Awards and shall have specified the consideration, if any, to be paid therefor; and (iv) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term "Administrator" shall include the person or persons so delegated to the extent of such delegation.

         "AFFILIATE": Any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding Stock, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% of the outstanding capital stock (determined by aggregate voting rights) or other voting interests.

         "AWARD":  Any or a combination of the following:

                  (i) Stock Options.

                  (ii) Restricted Stock.

                  (iii) Unrestricted Stock.

         "BOARD":  The Board of Directors of the Company.

         "CODE": The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

         "COMPANY":  Advanced Technology Industries, Inc.

         "COVERED TRANSACTION": Any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of Stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's then outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company's assets, or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

         "EMPLOYEE":  Any person who is employed by the Company or an Affiliate.

         "EMPLOYMENT": A Participant's employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or its Affiliates. If a Participant's employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant's Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates.

         "ISO": A Stock Option intended to be an "incentive stock option" within the meaning of Section 422 of the Code. Each option granted pursuant to the Plan will be treated as providing by its terms that it is to be a non-incentive stock option unless, as of the date of grant, it is expressly designated as an ISO.

         "PARTICIPANT":  A person who is granted an Award under the Plan.

         "PLAN": The Advanced Technology Industries, Inc. 2005 Equity Incentive Plan as from time to time amended and in effect.

         "RESTRICTED STOCK": Stock subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

         "STOCK":  Common Stock of the Company, par value $0.0001 per share.

         "STOCK OPTION": An option entitling the holder to acquire shares of Stock upon payment of the exercise price.

         "UNRESTRICTED STOCK": Stock not subject to any restrictions under the terms of the Award.

PROXY                                                                      PROXY

                        ANNUAL MEETING OF STOCKHOLDERS OF
                      ADVANCED TECHNOLOGY INDUSTRIES, INC.

                                 August 23, 2005

                        THIS PROXY IS BEING SOLICITED BY
            ADVANCED TECHNOLOGY INDUSTRIES, INC.'S BOARD OF DIRECTORS

         By signing this proxy or by voting by phone or Internet as instructed, the undersigned hereby acknowledges receipt of the Notice and Proxy Statement dated August 23, 2005 in connection with the Annual Meeting to be held at 10:00 a.m. on September 26, 2005 at the Ritz Carlton, 7 Raffles Lane, Singapore, and hereby appoints Allan Klepfisz and James Samuelson and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock and Series A Convertible Preferred Stock of Advanced Technology Industries, Inc. registered in the name provided herein which the undersigned is entitled to vote at the 2005 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present.

         This proxy when executed will be voted in the manner directed herein. If no direction is made this proxy will be FOR each of the proposals set forth on the reverse side.

         In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

         SEE REVERSE SIDE FOR ALL OF THE PROPOSALS. If you wish to vote in accordance with the Board of Directors recommendations, just sign on the reverse side. You need not mark any boxes.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

--------------------------------------------------------------------------------
COMPANY #
CONTROL#

There are three ways to vote your proxy.

VOTE BY PHONE--TOLL FREE-1-800-690-6903--QUICK--EASY--IMMEDIATE
o Use any touch tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (ET) on September 23, 2005.
o You will be prompted to enter you Company Number and Control Number (these numbers are located above).
o Follow the simple instructions the voice provides you.
VOTE BY INTERNET -www.proxyvote.com--QUICK--EASY--IMMEDIATE
o Use the internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (ET) on September 23, 2005.
o You will be prompted to enter you Company Number and Control Number (these numbers are located above).
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage paid envelope provided or return it to Allan Klepfisz, Advanced Technology Industries, Inc., 211 Madison Ave., Apt. 28B, New York, NY, 10016.

      If you vote by phone of Internet, please do not mail your proxy card
                               Please detach here
______________________________________________________________________________
1. Election of four (4) directors.

Nominees: Allan Klepfisz, James Samuelson, Arie Baalbergen and Chai Ong

|_| FOR ALL NOMINEES                |_| WITHHOLD AUTHORITY FOR ALL NOMINEES

|_| FOR ALL EXCEPT ___________________________________________________
    (See instructions below)  Write name(s) of withheld nominees

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK
             "FOR ALL EXCEPT" AND WRITE IN THE NAME OF EACH NOMINEE YOU WISH TO
              WITHHOLD IN THE SPACE PROVIDED.
--------------------------------------------------------------------------------
2. To approve the amendment to the certificate of incorporation of Advanced Technology Industries, Inc. to increase the total authorized shares of common stock from 100,000,000 shares to 800,000,000 shares.
| |_|  FOR        |_| AGAINST         |_| ABSTAIN

3. To approve the 2005 Equity Incentive Plan.
| |_| FOR |_| AGAINST |_| ABSTAIN

4. To ratify the appointment of Marcum & Kliegman LLP as the independent public accountants for the year ending December 31, 2005.
| |_| FOR         |_| AGAINST         |_| ABSTAIN

5. To approve the postponement or adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the amendment to our certificate of incorporation.
  |_|  FOR        |_| AGAINST         |_| ABSTAIN

In their discretion, to vote upon any and all other matters that may properly come before the Annual Meeting.

                  MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      |_|


Signature of
Stockholder ____________________________________________ Date: _________________

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign full partnership name by authorized person.

                                       2